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                                                                   EXHIBIT 10.12

                                                                     EXECUTION
                                                                       COPY

                                CREDIT AGREEMENT

                            Dated as of July 3, 2003

                                      Among

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN

                                 AS THE LENDERS

                                       and

                              BANK OF AMERICA, N.A.

              AS THE ADMINISTRATIVE AGENT AND AS COLLATERAL AGENT,

                                       and

                       MORGAN STANLEY SENIOR FUNDING, INC.

                             AS DOCUMENTATION AGENT

                                       and

                         GECC CAPITAL MARKETS GROUP INC.

                              AS SYNDICATION AGENT

                                       and

                          AMERICAN COLOR GRAPHICS, INC.

                                 AS THE BORROWER

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                                TABLE OF CONTENTS

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
Section                                                                                   Page
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ARTICLE 1 LOANS AND LETTERS OF CREDIT...................................................    1

     1.1    Total Facility..............................................................    1
     1.2    Revolving Loans.............................................................    1
     1.3    [Intentionally omitted.]....................................................    4
     1.4    Letters of Credit...........................................................    4
     1.5    Bank Products...............................................................    7

ARTICLE 2 INTEREST AND FEES.............................................................    8

     2.1    Interest....................................................................    8
     2.2    Continuation and Conversion Elections.......................................    9
     2.3    Maximum Interest Rate.......................................................   10
     2.4    Closing Fee.................................................................   10
     2.5    Unused Line Fee.............................................................   10
     2.6    Letter of Credit Fee........................................................   10

ARTICLE 3 PAYMENTS AND PREPAYMENTS......................................................   11

     3.1    Revolving Loans.............................................................   11
     3.2    Termination of Facility.....................................................   11
     3.3    [Intentionally omitted].....................................................   12
     3.4    [Intentionally omitted].....................................................   12
     3.5    Repayments of the Loans From Asset Dispositions.............................   12
     3.6    Payments by the Borrower....................................................   12
     3.7    Payments as Revolving Loans.................................................   13
     3.8    Apportionment, Application and Reversal of Payments.........................   13
     3.9    Indemnity for Returned Payments.............................................   13
     3.10   Agent's and Lenders' Books and Records; Monthly Statements..................   14
     3.11   Canadian Branch Payments....................................................   14

ARTICLE 4 TAXES, YIELD PROTECTION AND ILLEGALITY........................................   14

     4.1    Taxes.......................................................................   14
     4.2    Illegality..................................................................   16
     4.3    Increased Costs and Reduction of Return.....................................   16
     4.4    Funding Losses..............................................................   17
     4.5    Inability to Determine Rates................................................   17
     4.6    Certificates of Agent.......................................................   17
     4.7    Replacement Lender..........................................................   18
     4.8    Survival....................................................................   18

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ARTICLE 5 BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES.............................   18

     5.1    Books and Records...........................................................   18
     5.2    Financial Information.......................................................   18
     5.3    Notices to the Lenders......................................................   21

ARTICLE 6 GENERAL WARRANTIES AND REPRESENTATIONS........................................   23

     6.1    Authorization, Validity, and Enforceability of this Agreement and the Loan
            Documents...................................................................   23
     6.2    Validity and Priority of Security Interest..................................   23
     6.3    Organization and Qualification..............................................   24
     6.4    Corporate Name; Prior Transactions..........................................   24
     6.5    Subsidiaries and Affiliates.................................................   24
     6.6    Financial Statements and Projections........................................   24
     6.7    Capitalization..............................................................   24
     6.8    Solvency....................................................................   25
     6.9    Debt........................................................................   25
     6.10   Distributions...............................................................   25
     6.11   Real Estate; Leases.........................................................   25
     6.12   Proprietary Rights..........................................................   25
     6.13   Trade Names.................................................................   26
     6.14   Litigation..................................................................   26
     6.15   Labor Disputes..............................................................   26
     6.16   Environmental Laws..........................................................   26
     6.17   No Violation of Law.........................................................   27
     6.18   No Default..................................................................   27
     6.19   ERISA Compliance............................................................   27
     6.20   Taxes.......................................................................   28
     6.21   Regulated Entities..........................................................   28
     6.22   Use of Proceeds; Margin Regulations.........................................   28
     6.23   Copyrights, Patents, Trademarks and Licenses, etc...........................   28
     6.24   No Material Adverse Change..................................................   28
     6.25   Full Disclosure.............................................................   29
     6.26   Material Agreements.........................................................   29
     6.27   Bank Accounts...............................................................   29
     6.28   Governmental Authorization..................................................   29
     6.29   Tax Shelter Regulations.....................................................   29
     6.30   Parent Operations...........................................................   29

ARTICLE 7 AFFIRMATIVE AND NEGATIVE COVENANTS............................................   29

     7.1    Taxes and Other Obligations.................................................   29
     7.2    Legal Existence and Good Standing...........................................   30
     7.3    Compliance with Law and Agreements; Maintenance of Licenses.................   30
     7.4    Maintenance of Property; Inspection of Property.............................   30
     7.5    Insurance...................................................................   31
     7.6    Insurance and Condemnation Proceeds.........................................   31

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     7.7    Environmental Laws..........................................................   32
     7.8    Compliance with ERISA.......................................................   33
     7.9    Mergers, Consolidations or Sales............................................   33
     7.10   Distributions and Restricted Investments....................................   34
     7.11   Intentionally omitted.......................................................   34
     7.12   Guaranties..................................................................   34
     7.13   Debt........................................................................   35
     7.14   Prepayment..................................................................   35
     7.15   Transactions with Affiliates................................................   35
     7.16   Investment Banking and Finder's Fees........................................   36
     7.17   Business Conducted..........................................................   36
     7.18   Liens.......................................................................   36
     7.19   Sale and Leaseback Transactions.............................................   36
     7.20   New Subsidiaries............................................................   36
     7.21   Fiscal Year.................................................................   36
     7.22   Capital Expenditures........................................................   36
     7.23   Fixed Charge Coverage Ratio.................................................   36
     7.24   Use of Proceeds.............................................................   37
     7.25   Proceeds from Surplus Cash Deposits.........................................   37
     7.26   Further Assurances..........................................................   37

ARTICLE 8 CONDITIONS OF LENDING.........................................................   37

     8.1    Conditions Precedent to Making of Loans on the Closing Date.................   37
     8.2    Conditions Precedent to Each Loan...........................................   39

ARTICLE 9 DEFAULT; REMEDIES.............................................................   40

     9.1    Events of Default...........................................................   40
     9.2    Remedies....................................................................   42

ARTICLE 10 TERM AND TERMINATION.........................................................   43

     10.1   Term and Termination........................................................   43

ARTICLE 11 AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS.................   43

     11.1   Amendments and Waivers......................................................   43
     11.2   Assignments; Participations.................................................   45

ARTICLE 12 THE AGENT....................................................................   47

     12.1   Appointment and Authorization...............................................   47
     12.2   Delegation of Duties........................................................   47
     12.3   Liability of Agent..........................................................   47
     12.4   Reliance by Agent...........................................................   48
     12.5   Notice of Default...........................................................   48
     12.6   Credit Decision.............................................................   48
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     12.7   Indemnification.............................................................   48
     12.8   Agent in Individual Capacity................................................   49
     12.9   Successor Agent.............................................................   49
     12.10  Withholding Tax.............................................................   49
     12.11  Collateral Matters..........................................................   51
     12.12  Restrictions on Actions by Lenders; Sharing of Payments.....................   52
     12.13  Agency for Perfection.......................................................   52
     12.14  Payments by Agent to Lenders................................................   52
     12.15  Settlement..................................................................   53
     12.16  Letters of Credit; Intra-Lender Issues......................................   56
     12.17  Concerning the Collateral and the Related Loan Documents....................   58
     12.18  Field Audit and Examination Reports; Disclaimer by Lenders..................   58
     12.19  Relation Among Lenders......................................................   58
     12.20  Co-Agents...................................................................   58

ARTICLE 13 MISCELLANEOUS................................................................   59

     13.1   No Waivers; Cumulative Remedies.............................................   59
     13.2   Severability................................................................   59
     13.3   Governing Law; Choice of Forum; Service of Process..........................   59
     13.4   WAIVER OF JURY TRIAL........................................................   60
     13.5   Survival of Representations and Warranties..................................   60
     13.6   Other Security and Guaranties                                                  60
     13.7   Fees and Expenses...........................................................   60
     13.8   Notices.....................................................................   61
     13.9   Waiver of Notices...........................................................   62
     13.10  Binding Effect..............................................................   62
     13.11  Indemnity of the Agent and the Lenders by the Borrower......................   62
     13.12  Limitation of Liability.....................................................   63
     13.13  Final Agreement.............................................................   63
     13.14  Counterparts................................................................   64
     13.15  Captions....................................................................   64
     13.16  Right of Setoff.............................................................   64
     13.17  Confidentiality.............................................................   64
     13.18  Conflicts with Other Loan Documents.........................................   65
     13.19  Judgment Currency...........................................................   65
     13.20  IMPORTANT: READ BEFORE SIGNING..............................................   66

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                         ANNEXES, EXHIBITS AND SCHEDULES

ANNEX A      -    DEFINITIONS


EXHIBITS

EXHIBIT A    -    FORM OF REVOLVING LOAN NOTE

EXHIBIT B    -    FORM OF BORROWING BASE CERTIFICATE

EXHIBIT C    -    FINANCIAL STATEMENTS

EXHIBIT D    -    FORM OF NOTICE OF BORROWING

EXHIBIT E    -    FORM OF NOTICE OF CONTINUATION/CONVERSION

EXHIBIT F    -    FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

EXHIBIT G    -    FORM OF AGREEMENT OF LANDLORD

EXHIBIT H -1 -    FORM OF MORTGAGE

EXHIBIT H -2 -    FORM OF LEASEHOLD MORTGAGE

EXHIBIT I    -    FORM OF PLEDGE AGREEMENT

EXHIBIT J    -    FORM OF SECURITY AGREEMENT

EXHIBIT K    -    FORM OF BLOCKED ACCOUNT AGREEMENT

EXHIBIT L-1  -    FORM OF BORROWER'S U S  COUNSEL OPINION

EXHIBIT L-2  -    FORM OF BORROWER'S GENERAL COUNSEL OPINION

EXHIBIT L-3  -    FORM OF BORROWER'S LOCAL COUNSEL OPINION


SCHEDULES

SCHEDULE 1.1 - COMMITMENTS

SCHEDULE 1.2 - MORTGAGED PROPERTY

SCHEDULE 1.3 - CURRENT INVESTMENTS

SCHEDULE 6.3 - ORGANIZATION AND QUALIFICATIONS

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SCHEDULE 6.4 - CREDIT PARTY NAMES

SCHEDULE 6.5 - SUBSIDIARIES AND AFFILIATES

SCHEDULE 6.9 - DEBT

SCHEDULE 6.11 - REAL ESTATE; LEASES

SCHEDULE 6.12 - PROPRIETARY RIGHTS

SCHEDULE 6.13 - TRADE NAMES

SCHEDULE 6.14 - LITIGATION

SCHEDULE 6.15 - LABOR DISPUTES

SCHEDULE 6.16 - ENVIRONMENTAL LAW

SCHEDULE 6.19 - ERISA COMPLIANCE

SCHEDULE 6.26 - MATERIAL AGREEMENTS

SCHEDULE 6.27 - BANK ACCOUNTS

SCHEDULE 7.15 - TRANSACTIONS WITH AFFILIATES

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                                CREDIT AGREEMENT

          This Credit Agreement, dated as of July 3, 2003 (this "Agreement"), is made by and among the financial institutions from time to time parties hereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent for the Lenders (in such capacities, the "Agent"), MORGAN STANLEY SENIOR FUNDING, INC., as Documentation Agent, GECC CAPITAL MARKETS
GROUP INC., as Syndication Agent, and AMERICAN COLOR GRAPHICS, INC., a New York corporation, with offices at 100 Winners Circle, Brentwood, TN 37027 (the "Borrower").

                              W I T N E S S E T H:

          WHEREAS, the Borrower has requested that the Lenders make available to it a revolving line of credit for loans and letters of credit in an amount not to exceed $70,000,000 and which extensions of credit the Borrowers will use for the purposes permitted hereunder;

          WHEREAS, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed thereto in ANNEX A which is attached hereto and incorporated herein; the rules of construction contained therein shall govern the interpretation of this Agreement and the other Loan Documents, and all Annexes, Exhibits and Schedules attached hereto are incorporated herein by reference;

          WHEREAS, the Lenders have agreed to make available to the Borrower a revolving credit facility upon the terms and conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Lenders, the Agent, and the Borrower hereby agree as follows.

                                    ARTICLE 1
                           LOANS AND LETTERS OF CREDIT

          1.1 TOTAL FACILITY. Subject to all of the terms and conditions of this Agreement, the Lenders agree to make available a total credit facility of up to $70,000,000 (the "Total Facility") to the Borrower from time to time during the term of this Agreement. The Total Facility shall be composed of a revolving line of credit consisting of Revolving Loans and Letters of Credit.

          1.2   REVOLVING LOANS.

                (a) (i)   AMOUNTS. Subject to the satisfaction of the
conditions precedent set forth in ARTICLE 8, each Lender severally, but not jointly, agrees, upon the Borrowers' request from time to time on any Business Day during the period from the Closing Date to the Termination Date, to make revolving loans (the "Revolving Loans") to the Borrowers in amounts not to exceed such Lender's Pro Rata Share of Availability, except for Non-Ratable Loans and Agent Advances. The Lenders, however, in their unanimous discretion, may elect to make Revolving Loans or issue or arrange to have issued Letters of Credit in excess of the Borrowing Base on one or more occasions, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Borrowing Base or to be obligated to exceed such limits on any other

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occasion. If any Borrowing would exceed Availability, the Lenders may refuse to make or may otherwise restrict the making of Revolving Loans as the Lenders determine until such excess has been eliminated, subject to the Agent's authority, in its sole discretion, to make Agent Advances pursuant to the terms of SECTION 1.2(i).

                    (i) Borrower shall execute and deliver to each Lender a note to evidence the Revolving Loan of that Lender. Each note shall be in the principal amount of the Lender's Pro Rata Share of the Revolving Loan Commitments, dated the date hereof and substantially in the form of EXHIBIT A (each a "REVOLVING LOAN NOTE" and, collectively, the "REVOLVING LOAN NOTES"). Each Revolving Loan Note shall represent the obligation of Borrower to pay the amount of Lender's Pro Rata Share of the Revolving Loan Commitments, or, if less, such Lender's Pro Rata Share of the aggregate unpaid principal amount of all Revolving Loans to Borrower together with interest thereon as prescribed in SECTION 1.2. The entire unpaid balance of the Revolving Loan and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Termination Date.

                (b) Procedure for Borrowing.

                    (1) Each Borrowing shall be made upon the Borrower's irrevocable written notice delivered to the Agent in the form of a notice of borrowing ("Notice of Borrowing"), which must be received by the Agent prior to
(i) 12:00 noon (New York time) three Business Days prior to the requested Funding Date, in the case of LIBOR Rate Loans and (ii) 12:00 noon (New York time) on the requested Funding Date, in the case of Base Rate Loans, specifying:

                          (A) the amount of the Borrowing, which in the case of
                a LIBOR Rate Loan must equal or exceed $1,000,000 (and increments of $500,000 in excess of such amount);

                          (B) the requested Funding Date, which must be a
                Business Day;

                          (C) whether the Revolving Loans requested are to be
                Base Rate Loans or LIBOR Revolving Loans (and if not specified, it shall be deemed a request for a Base Rate Loan); and

                          (D) the duration of the Interest Period for LIBOR
                Revolving Loans (and if not specified, it shall be deemed a request for an Interest Period of one month);

PROVIDED, however, that with respect to the Borrowing to be made on the Closing Date, such Borrowings will consist of Base Rate Loans only.

                    (2) In lieu of delivering a Notice of Borrowing, the Borrower may give the Agent telephonic notice of such request for advances to the Designated Account on or before the deadline set forth above. The Agent at all times shall be entitled to rely on such telephonic notice in making such Revolving Loans, regardless of whether any written confirmation is received.

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                    (3)   The Borrower shall have no right to request a LIBOR
Rate Loan while a Default or Event of Default has occurred and is continuing.

                (c) RELIANCE UPON AUTHORITY. Prior to the Closing Date, the Borrower shall deliver to the Agent, a notice setting forth the account of the Borrower ("Designated Account") to which the Agent is authorized to transfer the proceeds of the Revolving Loans requested hereunder. The Borrower may designate a replacement account from time to time by written notice. All such Designated Accounts must be maintained with a financial institution satisfactory to the Agent in the Agent's Commercial Judgment. The Agent is entitled to rely conclusively on any person's request for Revolving Loans on behalf of the Borrower, so long as the proceeds thereof are to be transferred to the Designated Account. The Agent has no duty to verify the identity of any individual representing himself or herself as a person authorized by the Borrower to make such requests on its behalf.

                (d) NO LIABILITY. The Agent shall not incur any liability to the Borrower as a result of acting upon any notice referred to in SECTIONS 1.2(b) and (c), which the Agent believes in good faith to have been given by an officer or other person duly authorized by the Borrower to request Revolving Loans on its behalf. The Borrower shall provide the Agent with a list of persons authorized to establish or change the Designated Account and the Agent shall have a duty of inquiry before accepting a direction from a person not included on this list of authorized persons, as the same may be amended from time to time. The crediting of Revolving Loans to the Designated Account conclusively establishes the obligation of the Borrower to repay such Revolving Loans as provided herein.

                (e) NOTICE IRREVOCABLE. Any Notice of Borrowing (or telephonic notice in lieu thereof) made pursuant to SECTION 1.2(b) shall be irrevocable. The Borrower shall be bound to borrow the funds requested therein in accordance therewith.

                (f) AGENT'S ELECTION. Promptly after receipt of a Notice of Borrowing (or telephonic notice in lieu thereof), the Agent shall elect to have the terms of SECTION 1.2(g) or the terms of SECTION 1.2(h) apply to such requested Borrowing. If the Bank declines in its sole discretion to make a Non-Ratable Loan pursuant to SECTION 1.2(h), the terms of SECTION 1.2(g) shall apply to the requested Borrowing.

                (g) MAKING OF REVOLVING LOANS. If Agent elects to have the terms of this SECTION 1.2(g) apply to a requested Borrowing, then promptly after receipt of a Notice of Borrowing or telephonic notice in lieu thereof, the Agent shall notify the Lenders by telecopy, telephone or e-mail of the requested Borrowing. Each Lender shall transfer its Pro Rata Share of the requested Borrowing available to the Agent in immediately available funds, to the account from time to time designated by Agent, not later than 12:00 noon (New York time) on the applicable Funding Date. After the Agent's receipt of all proceeds of such Revolving Loans, the Agent shall make the proceeds of such Revolving Loans available to the Borrower on the applicable Funding Date by transferring same day funds to the account designated by the Borrower; PROVIDED, HOWEVER, that the amount of Revolving Loans so made on any date shall not exceed the Availability on such date.

                (h) MAKING OF NON-RATABLE LOANS.

                    (A) If Agent elects, with the consent of the Bank, to have the terms of this SECTION 1.2(h) apply to a requested Borrowing, the Bank shall make a Revolving Loan

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in the amount of that Borrowing available to the Borrower on the applicable
Funding Date by transferring same day funds to Borrower's Designated Account. Each Revolving Loan made solely by the Bank pursuant to this Section is herein referred to as a "Non-Ratable Loan", and such Revolving Loans are collectively referred to as the "Non-Ratable Loans." Each Non-Ratable Loan shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to the Bank solely for its own account. The aggregate amount of Non-Ratable Loans outstanding at any time shall not exceed $20,000,000. The Agent shall not request the Bank to make any Non-Ratable Loan if (1) the Agent has received written notice from any Lender that one or more of the applicable conditions precedent set forth in ARTICLE 8 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (2) the requested Borrowing would exceed Availability on that Funding Date.

                    (B) The Non-Ratable Loans shall be secured by the Agent's Liens in and to the Collateral and shall constitute Base Rate Loans and Obligations hereunder.

                (i) AGENT ADVANCES.

                    (A) Subject to the limitations set forth below, the Agent is authorized by the Borrower and the Lenders, from time to time in the Agent's sole discretion, (A) after the occurrence of a Default or an Event of Default, or (B) at any time that any of the other conditions precedent set forth in
ARTICLE 8 have not been satisfied, to make Base Rate Loans to the Borrower on behalf of the Lenders in an aggregate amount outstanding at any time not to exceed 10% of the Borrowing Base but not in excess of the Maximum Revolver Amount which the Agent, in its reasonable business judgment, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, (2) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (3) to pay any other amount chargeable to the Borrower pursuant to the terms of this Agreement, including costs, fees and expenses as described in SECTION 13.7 (any of such advances are herein referred to as "Agent Advances"); PROVIDED, that the Required Lenders may at any time revoke the Agent's authorization to make Agent Advances. Any such revocation must be in writing and shall become effective prospectively upon the Agent's receipt thereof.

                    (B) The Agent Advances shall be secured by the Agent's Liens in and to the Collateral and shall constitute Base Rate Loans and Obligations hereunder.

          1.3   [Intentionally omitted.]

          1.4   LETTERS OF CREDIT.

                (a) AGREEMENT TO ISSUE OR CAUSE TO ISSUE. Subject to the terms and conditions of this Agreement, the Agent agrees (i) to cause the Letter of Credit Issuer to issue for the account of the Borrower one or more commercial/documentary and standby letters of credit ("Letter of Credit") and/or
(ii) to provide credit support or other enhancement to a Letter of Credit Issuer acceptable to Agent, which issues a Letter of Credit for the account of the Borrower (any such credit support or enhancement being herein referred to as a "Credit Support") from time to time during the term of this Agreement.

                (b) AMOUNTS; OUTSIDE EXPIRATION DATE. The Agent shall not have any obligation to issue or cause to be issued any Letter of Credit or to provide Credit Support for any

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Letter of Credit at any time if: (i) the maximum face amount of the requested
Letter of Credit is greater than the Unused Letter of Credit Subfacility at such time; (ii) the maximum undrawn amount of the requested Letter of Credit and all commissions, fees, and charges due from the Borrower in connection with the opening thereof would exceed Availability at such time; or (iii) such Letter of Credit has an expiration date later than the Stated Termination Date or more than 12 months from the date of issuance for standby letters of credit and 180 days for documentary letters of credit. With respect to any Letter of Credit which contains any "evergreen" or automatic renewal provision, each Lender shall be deemed to have consented to any such extension or renewal unless any such Lender shall have provided to the Agent, written notice that it declines to consent to any such extension or renewal at least thirty (30) days prior to the date on which the Letter of Credit Issuer is entitled to decline to extend or renew the Letter of Credit. If all of the requirements of this SECTION 1.4 are met and no Default or Event of Default has occurred and is continuing, no Lender shall decline to consent to any such extension or renewal.

                (c) OTHER CONDITIONS. In addition to conditions precedent contained in ARTICLE 8, the obligation of the Agent to issue or to cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner reasonably satisfactory to the Agent:

                    (1) The Borrower shall have delivered to the Letter of Credit Issuer, at such times and in such manner as such Letter of Credit Issuer may prescribe, an application in form and substance satisfactory to such Letter of Credit Issuer and reasonably satisfactory to the Agent for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, and the form, terms and purpose of the proposed Letter of Credit shall be reasonably satisfactory to the Agent and the Letter of Credit Issuer; and

                    (2) As of the date of issuance, no order of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed Letter of Credit Issuer refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

                (d) ISSUANCE OF LETTERS OF CREDIT.

                    (1) REQUEST FOR ISSUANCE. Borrower must notify the Agent of a requested Letter of Credit at least three (3) Business Days prior to the proposed issuance date. Such notice shall be irrevocable and must specify the original face amount of the Letter of Credit requested, the Business Day of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the Business Day on which the requested Letter of Credit is to expire, the purpose for which such Letter of Credit is to be issued, and the beneficiary of the requested Letter of Credit. The Borrower shall attach to such notice the proposed form of the Letter of Credit.

                    (2) RESPONSIBILITIES OF THE AGENT; ISSUANCE. As of the Business Day immediately preceding the requested issuance date of the Letter of Credit, the Agent shall determine the amount of the applicable Unused Letter of Credit Subfacility and Availability. If (i) the face amount of the requested Letter of Credit is less than the Unused Letter of Credit Subfacility

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and (ii) the amount of such requested Letter of Credit and all commissions, fees, and charges due from the Borrower in connection with the opening thereof would not exceed Availability, the Agent shall cause the Letter of Credit Issuer to issue the requested Letter of Credit on the requested issuance date so long as the other conditions hereof are met.

                    (3) NO EXTENSIONS OR AMENDMENT. The Agent shall not be obligated to cause the Letter of Credit Issuer to extend or amend any Letter of Credit issued pursuant hereto unless the requirements of this SECTION 1.4 are met as though a new Letter of Credit were being requested and issued.

                (e) PAYMENTS PURSUANT TO LETTERS OF CREDIT. The Borrower agrees to reimburse immediately the Letter of Credit Issuer for any draw under any Letter of Credit and the Agent for the account of the Lenders upon any payment pursuant to any Credit Support, and to pay the Letter of Credit Issuer the amount of all other charges and fees payable to the Letter of Credit Issuer in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which the Borrower may have at any time against the Letter of Credit Issuer or any other Person. Each drawing under any Letter of Credit shall constitute a request by the Borrower to the Agent for a Borrowing of a Base Rate Loan in the amount of such drawing. The Funding Date with respect to such borrowing shall be the date of such drawing.

                (f) INDEMNIFICATION; EXONERATION; POWER OF ATTORNEY.

                    (1) INDEMNIFICATION. In addition to amounts payable as elsewhere provided in this SECTION 1.4, the Borrower agrees to protect, indemnify, pay and save the Lenders and the Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which any Lender or the Agent (other than a Lender in its capacity as Letter of Credit Issuer) may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit or the provision of any Credit Support or enhancement in connection therewith. The Borrower's obligations under this Section shall survive payment of all other Obligations.

                    (2) ASSUMPTION OF RISK BY THE BORROWER. As among the Borrower, the Lenders and the Agent (other than a Lender in its capacity as Letter of Credit Issuer), the Borrower assumes all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders and the Agent (other than a Lender in its capacity as Letter of Credit Issuer, with respect to which the provisions of paragraph (4) below shall apply instead of the provisions of this paragraph (2)) shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds

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thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; (H) any consequences arising from causes beyond the control of the Lenders or the Agent, including any act or omission, whether rightful or wrongful, of any present or future DE JURE or DE FACTO Governmental Authority or (I) the Letter of Credit Issuer's honor of a draw for which the draw or any certificate fails to comply in any respect with the terms of the Letter of Credit. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Agent or any Lender under this SECTION 1.4(f).

                    (3) EXONERATION. Without limiting the foregoing, no action or omission whatsoever by Agent or any Lender (excluding any Lender in its capacity as a Letter of Credit Issuer) shall result in any liability of Agent or and Lender to the Borrower, or relieve the Borrower of any of its obligations hereunder to any such Person.

                    (4) RIGHTS AGAINST LETTER OF CREDIT ISSUER. Nothing contained in this Agreement is intended to limit the Borrower's rights, if any, with respect to any Letter of Credit Issuer or modify any duties or standard of care of any Letter of Credit Issuer which arise under applicable law or as a result of the letter of credit application and related documents executed by and between the Borrower and such Letter of Credit Issuer.

                    (5) ACCOUNT PARTY. The Borrower hereby authorizes and directs any Letter of Credit Issuer to name the Borrower as the "Account Party" therein and to deliver to the Agent all instruments, documents and other writings and property received by the Letter of Credit Issuer pursuant to the Letter of Credit, and to accept and rely upon the Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit or the application therefor.

                (g) SUPPORTING LETTER OF CREDIT; CASH COLLATERAL. If, notwithstanding the provisions of SECTION 1.4(b) and SECTION 10.1, any Letter of Credit or Credit Support is outstanding upon the termination of this Agreement, then upon such termination the Borrower shall deposit with the Agent, for the ratable benefit of the Agent and the Lenders, with respect to each Letter of Credit or Credit Support then outstanding, a standby letter of credit (a "Supporting Letter of Credit") in form and substance satisfactory to the Agent, issued by an issuer satisfactory to the Agent in an amount equal to the greatest amount for which such Letter of Credit or such Credit Support may be drawn plus any fees and expenses associated with such Letter of Credit or such Credit Support, under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent and the Lenders for payments to be made by the Agent and the Lenders under such Letter of Credit or Credit Support and any fees and expenses associated with such Letter of Credit or Credit Support. Such Supporting Letter of Credit shall be held by the Agent, for the ratable benefit of the Agent and the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit or such Credit Support remaining outstanding.

          1.5   BANK PRODUCTS. The Borrower may request and the Agent or
Morgan Stanley Senior Funding, Inc. (each a "Providing Lender") may, in its sole and absolute discretion, arrange for the Borrower to obtain from a Providing Lender or a Providing Lender's Affiliates Bank Products although the Borrower is not required to do so. If Bank Products are provided by an Affiliate of a Providing Lender, the Borrower agrees to indemnify and hold the Agent, the Providing Lender and the other Lenders harmless from any and all costs and obligations now or hereafter incurred by the Agent, the Providing Lender or any of the other Lenders which arise from any indemnity given by the Providing Lender to its Affiliates related to such Bank Products; PROVIDED, HOWEVER, nothing

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contained herein is intended to limit the Borrower's rights, with respect to the
Providing Lender or its Affiliates, if any, which arise as a result of the execution of documents by and between the Borrower and the Providing Lender which relate to Bank Products, including, but not limited to, its right to negotiate a waiver by any Affiliate of the Providing Lender of its right to seek an indemnity from the Providing Lender related to Bank Products provided to the Borrower by such Affiliate. The agreement contained in this Section shall survive termination of this Agreement. The Borrower acknowledges and agrees that the obtaining of Bank Products from the Providing Lender or the Providing Lender's Affiliates (a) is in the sole and absolute discretion of the Providing Lender or the Providing Lender's Affiliates, and (b) is subject to all rules and regulations of the Providing Lender or the Providing Lender's Affiliates.

                                    ARTICLE 2
                                INTEREST AND FEES

          2.1   INTEREST.

                (a) INTEREST RATES. All outstanding Obligations shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from and including the date made until but excluding the date paid in full in cash at a rate determined by reference to the Base Rate or the LIBOR Rate PLUS the Applicable Margins as set forth below, but not to exceed the Maximum Rate. If at any time Loans are outstanding with respect to which the Borrower has not delivered to the Agent a notice specifying the basis for determining the interest rate applicable thereto in accordance herewith, those Loans shall bear interest at a rate determined by reference to the Base Rate until notice to the contrary has been given to the Agent in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:

                    (i) For all Base Rate Loans and other Obligations (other than LIBOR Rate Loans) at a fluctuating per annum rate equal to the Base Rate plus the Applicable Margin; and

                    (ii) For all LIBOR Revolving Loans at a per annum rate equal to the LIBOR Rate PLUS the Applicable Margin.

Each change in the Base Rate shall be reflected in the interest rate applicable to Base Rate Loans as of the effective date of such change. All interest charges shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year).

For the purposes of the INTEREST ACT (Canada), the yearly rate of interest to which any rate calculated on the basis of a period of time different from the actual number of days in the year (360 days, for example) is equivalent is the stated rate multiplied by the actual number of days in the year (365 or 366, as applicable) and divided by the number of days in the shorter period (360 days, in the example).

                (b) PAYMENT OF INTEREST. The Borrower shall pay to the
Agent, for the ratable benefit of Lenders, interest accrued on all Base Rate Loans in arrears on the first day of each month hereafter and on the Termination Date. The Borrower shall pay to the Agent, for the ratable

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benefit of Lenders, interest on all LIBOR Rate Loans in arrears on each LIBOR
Interest Payment Date.

                (c) DEFAULT RATE. If any Default or Event of Default occurs and is continuing and the Agent or the Required Lenders in their discretion so elect, then, while any such Default or Event of Default is continuing, all of the Obligations shall bear interest at the Default Rate applicable thereto.

          2.2   CONTINUATION AND CONVERSION ELECTIONS.

                (a) The Borrower may:

                    (i) elect, as of any Business Day, in the case of Base Rate Loans to convert any Base Rate Loans (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $500,000 in excess thereof) into LIBOR Rate Loans; or

                    (ii) elect, as of the last day of the applicable Interest Period, to continue any LIBOR Rate Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $500,000 in excess thereof);

PROVIDED, that if at any time the aggregate amount of LIBOR Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such LIBOR Rate Loans shall automatically convert into Base Rate Loans; PROVIDED FURTHER that if the notice shall fail to specify the duration of the Interest Period, such Interest Period shall be one month.

                (b) The Borrower shall deliver a notice of continuation/conversion ("Notice of Continuation/Conversion") to the Agent not later than 12:00 noon (New York time) at least three (3) Business Days in advance of the Continuation/Conversion Date, if the Loans are to be converted into or continued as LIBOR Rate Loans and specifying:

                    (i)   the proposed Continuation/Conversion Date;

                    (ii) the aggregate amount of Loans to be converted or renewed;

                    (iii) the type of Loans resulting from the proposed conversion or continuation; and

                    (iv) the duration of the requested Interest Period, PROVIDED, HOWEVER, the Borrower may not select an Interest Period that ends after the Stated Termination Date.

                (c) If upon the expiration of any Interest Period applicable to LIBOR Rate Loans, the Borrower has failed to select timely a new Interest Period to be applicable to LIBOR Rate Loans or if any Default or Event of Default then exists, the Borrower shall be deemed to have elected to convert such LIBOR Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

                (d) The Agent will promptly notify each Lender of its receipt of a Notice of Continuation/Conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

                (e) There may not be more than six (6) different LIBOR Rate Loans in effect hereunder at any time.

          2.3 MAXIMUM INTEREST RATE. In no event shall any interest rate provided for hereunder exceed the maximum rate legally chargeable by any Lender under applicable law for such Lender with respect to loans of the type provided for hereunder (the "Maximum Rate"). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this SECTION 2.3, have been paid or accrued if the interest rate otherwise set forth in this Agreement had at all times been in effect, then the Borrower shall, to the extent permitted by applicable law, pay the Agent, for the account of the Lenders, an amount equal to the excess of (a) the lesser of
(i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rate otherwise set forth in this Agreement, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Agreement. If a court of competent jurisdiction determines that the Agent and/or any Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, in the inverse order of maturity, and if there are no Obligations outstanding, the Agent and/or such Lender shall refund to the Borrower such excess.

          2.4 CLOSING FEE. The Borrower agrees to pay the Agent on the Closing Date the fees (the "Closing Fee") as set forth in the fee letter dated June 11, 2003, between the Agent and the Borrower (the "Fee Letter").

          2.5 UNUSED LINE FEE. On the first day of each month and on the Termination Date the Borrower agrees to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, an unused line fee (the "Unused Line Fee") equal to three-eighths of one percent (.375%) per annum times the amount by which the Maximum Revolver Amount exceeded the sum of the average daily outstanding amount of Revolving Loans and the average daily undrawn face amount of outstanding Letters of Credit, during the immediately preceding month or shorter period if calculated for the first month hereafter or on the Termination Date. The Unused Line Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All principal payments received by the Agent shall be deemed to be credited to the Borrower's Loan Account immediately upon receipt for purposes of calculating the Unused Line Fee pursuant to this SECTION 2.5.

          2.6 LETTER OF CREDIT FEE. The Borrower agrees to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, for each Letter of Credit, a fee (the "Letter of Credit Fee") equal to the Applicable Margin for LIBOR Loans and to Agent for the benefit of the Letter of Credit Issuer a fronting fee of one-eighth of one percent (.125%) per annum of the undrawn face amount of each Letter of Credit, and to the Letter of Credit Issuer, all reasonable out-of-pocket costs, fees and expenses incurred by the Letter of Credit Issuer in connection with the application for, processing of, issuance of, or amendment to any Letter of Credit. The Letter of Credit Fee shall be payable monthly in arrears on the first day of each month following any month in which a Letter of Credit is outstanding and on the Termination Date. The Letter of Credit Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

                                    ARTICLE 3
                            PAYMENTS AND PREPAYMENTS

          3.1 REVOLVING LOANS. The Borrower shall repay the outstanding principal balance of the Revolving Loans, plus all accrued but unpaid interest thereon, on the Termination Date. The Borrower may prepay Revolving Loans at any time, and reborrow subject to the terms of this Agreement. All amounts received by the Agent pursuant to Section 11(c) of the Security Agreement shall be applied as prepayments of the Revolving Loans in the manner and at the times specified in said Section 11(c). In addition, and without limiting the generality of the foregoing, upon demand the Borrower shall pay to the Agent, for account of the Lenders, the amount, without duplication, by which the Aggregate Revolver Outstandings exceeds the lesser of the Borrowing Base or the Maximum Revolver Amount.

          3.2   TERMINATION OF FACILITY.

                (a) The Borrower may terminate this Agreement upon at least ten
(10) Business Days' notice to the Agent and the Lenders, upon (a) the payment in full of all outstanding Revolving Loans, together with accrued interest thereon, and the cancellation and return of all outstanding Letters of Credit, (b) the payment of the early termination fee set forth below, (c) the payment in full in cash of all reimbursable expenses and other Obligations, and (d) with respect to any LIBOR Rate Loans prepaid, payment of the amounts due under SECTION 4.4, if any. If this Agreement is terminated at any time prior to the first anniversary of the Closing Date, whether pursuant to this Section or pursuant to SECTION 9.2, the Borrower shall pay to the Agent, for the account of the Lenders, an early termination fee in an amount equal to one-quarter of one percent (.250%) of the Commitments.

                (b) In addition to the ability of the Borrower to terminate this Agreement pursuant to SECTION 3.2(a) above, the Borrower may, upon notice to the Agent, from time to time permanently reduce Total Facility and the aggregate Commitments to an amount not less than $40,000,000; PROVIDED that (i) any such notice shall be received by the Agent not later than 11:00 a.m. five Business Days prior to the date of the proposed reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof; and (iii) the Borrower shall not reduce the Total Facility or the aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the outstanding amount of all Revolving Loans and outstanding Letters of Credit would exceed the aggregate Commitments. The Agent will promptly notify the Lenders of any such notice of reduction of the Total Facility and the aggregate Commitments. Any reduction of the aggregate Commitments shall be applied to the Commitment of each Lender according to its Pro Rata Share. Any Unused Line Fees accrued until the effective date of any reduction of the Total Facility and the aggregate Commitments shall be paid on the effective date of such reduction.

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          3.3   [INTENTIONALLY OMITTED]

          3.4   [INTENTIONALLY OMITTED]

          3.5   REPAYMENTS OF THE LOANS FROM ASSET DISPOSITIONS.

                (a) Immediately upon receipt by Borrower or its Subsidiaries of cash proceeds of any asset disposition (excluding proceeds of asset dispositions permitted by SECTION 7.9(a)), Borrower shall repay the Loans in an amount equal to all such proceeds, net of (A) commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by Borrower in connection therewith, (B) transfer taxes, (C) amounts payable to holders of senior Liens (to the extent such Liens constitute Permitted Liens hereunder), if any, (D) any commercially reasonable escrow deposit or other reserve required under the terms of the purchase and sale agreement for surviving liabilities thereunder, (E) amounts paid or payable for restoration of any property following an asset disposition by condemnation to substantially the same functional condition as existed prior to such condemnation, and (F) an appropriate reserve for income taxes in accordance with GAAP in connection therewith ("Net Proceeds").

                (b) Repayments from proceeds of any asset disposition shall be applied as follows: FIRST, to accrued interest with respect to the Revolving Loans, SECOND, to pay the principal of the Revolving Loans, THIRD to the extent that the Borrowing Base, after giving effect to such asset disposition, is less than the outstanding face amount of outstanding Letters of Credit, to cash collateralize such Letters of Credit, but only to the extent of such shortfall, FOURTH, to repay any other outstanding Obligations and FIFTH, to the Borrower or to any other Person entitled thereto as their interests may appear or as a court of competent jurisdiction may otherwise direct.

                (c) No provision contained in this SECTION 3.5 shall constitute a consent to an asset disposition that is otherwise not permitted by the terms of this Agreement

          3.6   PAYMENTS BY THE BORROWER.

                (a) All payments to be made by the Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrower shall be made to the Agent for the account of the Lenders, at the account designated by the Agent and shall be made in Dollars and in immediately available funds, no later than 12:00 noon (New York City time) on the date specified herein. Any payment received by the Agent after such time shall be deemed (for purposes of calculating interest only) to have been received on the following Business Day and any applicable interest shall continue to accrue.

                (b) Subject to the provisions set forth in the definition of "Interest Period", whenever any payment is due on a day other than a Business Day, such payment shall be due on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

                (c) If any LIBOR Rate Loans are repaid prior to the expiration date of the Interest Period applicable thereto, the Borrower shall pay to the Lenders the amounts described in SECTION 4.4.

                (d) The parties hereto agree that so long as no Event of Default exists or the Obligations have not been declared due and payable in full (a) any payments or repayments of the Obligations by the Borrower shall be deemed to apply first to the portion of the Obligations that are not secured by any of the Mortgages, such that the portion of the Obligations last remaining unpaid shall be deemed to be the portion secured by the Mortgages and (b) the portion of payments or repayments of Obligations by the Borrower which are deemed to apply to the portion of the Obligations secured by the Mortgages shall be deemed to apply last to the portions thereof secured by the Mortgages covering property located in the States of Alabama, Maryland or Minnesota.

          3.7 PAYMENTS AS REVOLVING LOANS. At the election of Agent, all payments of principal, interest, reimbursement obligations in connection with Letters of Credit and Credit Support for Letters of Credit, fees, premiums, reimbursable expenses and other sums payable hereunder, may be paid from the proceeds of Revolving Loans made hereunder. The Borrower hereby irrevocably authorizes the Agent to (i) charge the Loan Account for the purpose of paying all amounts from time to time due hereunder and agrees that all such amounts charged shall constitute Revolving Loans (including Non-Ratable Loans and Agent Advances), and (ii) withdraw funds from the Canadian bank accounts of Borrower pursuant to the terms of this Agreement and the applicable Blocked Account Agreement and apply such funds to the Loan Account of Borrower as provided herein.

          3.8 APPORTIONMENT, APPLICATION AND REVERSAL OF PAYMENTS. Principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders, except for fees payable solely to Agent and the Letter of Credit Issuer and except as provided in SECTION 11.1(b). All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, FIRST, to pay any fees, indemnities or expense reimbursements, as well as all amounts relating to Bank Products other than Hedge Agreements, then due to the Agent from the Borrower; SECOND, to pay any fees or expense reimbursements then due to the Lenders from the Borrower; THIRD, to pay interest due in respect of all Loans, including Non-Ratable Loans and Agent Advances; FOURTH, to pay or prepay principal of the Non-Ratable Loans and Agent Advances; FIFTH, to pay or prepay principal of the Revolving Loans (other than Non-Ratable Loans and Agent Advances) and unpaid reimbursement obligations in respect of Letters of Credit; SIXTH, to pay an amount to Agent equal to all outstanding Letter of Credit Obligations to be held as cash collateral for such Obligations; and SEVENTH, to the payment of any other Obligation, including Obligations arising under Hedge Agreements that are Bank Products, due to the Agent or any Lender by the Borrower. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower, or unless an Event of Default has occurred and is continuing, neither the Agent nor any Lender shall apply any payments which it receives to any LIBOR Rate Loan, except (a) on the expiration date of the Interest Period applicable to any such LIBOR Rate Loan, or (b) in the event, and only to the extent, that there are no outstanding Base Rate Loans and, in any event, the Borrower shall pay LIBOR breakage losses in accordance with
SECTION 4.4. The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

          3.9 INDEMNITY FOR RETURNED PAYMENTS. If after receipt of any payment which is applied to the payment of all or any part of the Obligations, the Agent, any Lender, the Bank or any Affiliate of the Bank (each an "Affected Payee") is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated,

                                       13
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declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Affected Payee and the Borrower shall be liable to pay to the Affected Payee and the Lenders, and hereby does indemnify the Affected Payee and hold the Agent and the Lenders harmless for the amount of such payment or proceeds surrendered. The provisions of this SECTION 3.9 shall be and remain effective notwithstanding any contrary action which may have been taken by the Affected Payee in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Affected Payee's rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this SECTION 3.9 shall survive the termination of this Agreement.

          3.10 AGENT'S AND LENDERS' BOOKS AND RECORDS; MONTHLY STATEMENTS. The Agent shall record the principal amount of the Loans owing to each Lender, the undrawn face amount of all outstanding Letters of Credit and the aggregate amount of unpaid reimbursement obligations outstanding with respect to the Letters of Credit from time to time on its books. In addition, each Lender may note the date and amount of each payment or prepayment of principal of such Lender's Loans in its books and records. Failure by Agent or any Lender to make such notation shall not affect the obligations of the Borrower with respect to the Loans or the Letters of Credit. The Borrower agrees that the Agent's and each Lender's books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Agent will provide to the Borrower a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on the Borrower and an account stated (except for reversals and reapplications of payments made as provided in SECTION 3.8 and corrections of errors discovered by the Agent), unless the Borrower notifies the Agent in writing to the contrary within thirty (30) days after such statement is rendered. In the event a timely written notice of objections is given by the Borrower, only the items to which exception is expressly made will be considered to be disputed by the Borrower.

          3.11 CANADIAN BRANCH PAYMENTS. The Agent in the Agent's Commercial Judgment, shall be satisfied with any material change to the accounting and tax treatment of any payments made to Borrower, including any payments in respect of withholding taxes or which withholding taxes may apply, out of the Canadian Branch, whether for application to the Loans or otherwise or whether made out of the Canadian Branch pursuant to Blocked Account Agreements or otherwise.

                                    ARTICLE 4
                     TAXES, YIELD PROTECTION AND ILLEGALITY

          4.1   TAXES.

                (a) Subject to SECTION 4.1(d), any and all payments by the Borrower to each Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Borrower shall pay all Other Taxes.

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                (b) Subject to SECTION 4.1(d), the Borrower agrees to indemnify and hold harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by, or, in Canada, following a determination by the Canadian taxing authorities, assessed against, any Lender or the Agent (including any amounts required to be remitted by them on account of withholding taxes) and any tax liability (including penalties, interest, additions to tax and expenses, including any failure by Agent or any Lender to make any remittance, except to the extent such amounts arise as a result of the gross negligence of the Lenders or the Agent), arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date such Lender or the Agent makes written demand therefor, including a schedule setting forth in reasonable detail the amount of such Taxes or Other Taxes and the amount of the required payment.

                (c) Subject to Section 4.1(d), if the Borrower shall be required by law to deduct or withhold, or the Agent or any Lender shall be liable to remit, any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

                    (i) the sum payable shall be increased as necessary so that after making all required deductions, remittances and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions, remittances or withholdings been made;

                    (ii) the Borrower shall make such deductions and withholdings;

                    (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                    (iv) the Borrower shall also pay to each Lender or the Agent for the account of such Lender, at the time interest is paid, all additional amounts which the respective Lender specifies as necessary to preserve the after-tax yield such Lender would have received if such Taxes or Other Taxes had not been imposed.

                (d) No amounts shall be payable to a Lender pursuant to this SECTION 4.1 as a result of the failure of a Lender to comply with the requirements of SECTION 12.10(a), unless the failure to comply with that Section is due solely to a change in law arising after the date of this Agreement or, if later, the date on which a Lender becomes a Lender under this Agreement.

                (e) At the Agent's request, within 45 days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

                (f) If the Borrower is required to pay additional amounts to any Lender or the Agent pursuant to SUBSECTION (b) or (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its lending office so as to eliminate any such additional payment by the Borrower which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

                (g) If the Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes or a credit resulting from the payment of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this SECTION 4.1, it shall pay to the Borrower an amount equal to such refund or credit (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes or Other Taxes or credit giving rise to such refund), net of all out-of-pocket expenses of the Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant Government Authority with respect to such refund), PROVIDED that the Borrower, upon the request of the Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties in the nature of interest, interest or other charges (but not other penalties) imposed by the relevant Governmental Authority) to the Agent or such Lender in the event the Agent or such Lender is required to repay such refund or credit to such Governmental Authority. This paragraph shall not be construed to require the Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

          4.2   ILLEGALITY.

                (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make LIBOR Rate Loans, then, on notice thereof by that Lender to the Borrower through the Agent, any obligation of that Lender to make LIBOR Rate Loans shall be suspended until that Lender notifies the Agent and the Borrower that the circumstances giving rise to such determination no longer exist.

                (b) If a Lender determines that it is unlawful to maintain any LIBOR Rate Loan, the Borrower shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such LIBOR Rate Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under SECTION 4.4, either on the last day of the Interest Period thereof, if that Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if that Lender may not lawfully continue to maintain such LIBOR Rate Loans. If the Borrower is required to so prepay any LIBOR Rate Loans, then concurrently with such prepayment, the Borrower shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

          4.3   INCREASED COSTS AND REDUCTION OF RETURN.

                (a) If any Lender determines that due to either (i) the introduction of or any change in the interpretation of any law or regulation, other than a change relating to taxes, as to which SECTION 4.1 shall be the exclusive remedy, or (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Rate Loans, then the Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

                (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender or any corporation or other entity controlling such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation or other entity controlling such Lender and (taking into consideration such Lender's or such corporation's or other entity's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitments, loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Borrower through the Agent, the Borrower shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

          4.4 FUNDING LOSSES. The Borrower shall reimburse each Lender and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

                (a) the failure of the Borrower to make on a timely basis any payment of principal of any LIBOR Rate Loan;

                (b) the failure of the Borrower to borrow, continue or convert a Loan after the Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Continuation/Conversion; or

                (c) the prepayment or other payment (including after acceleration thereof) of any LIBOR Rate Loans on a day that is not the last day of the relevant Interest Period;

including any such loss of anticipated profit and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. Borrower shall also pay any reasonable and customary administrative fees charged by any Lender in connection with the foregoing.

          4.5 INABILITY TO DETERMINE RATES. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Borrower may revoke any Notice of Borrowing or Notice of Continuation/Conversion then submitted by it. If the Borrower does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Rate Loans.

          4.6 CERTIFICATES OF AGENT. If any Lender claims reimbursement or compensation under this ARTICLE 4, Agent shall determine the amount thereof and shall deliver to the Borrower (with a copy to the affected Lender) a certificate setting forth in reasonable detail the amount payable to the

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affected Lender, and such certificate shall be conclusive and binding on the
Borrower in the absence of manifest error.

          4.7   REPLACEMENT LENDER.

     (a) If any Lender shall make a claim for compensation from the Borrower pursuant to SECTION 4.1 or SECTION 4.3 in an amount materially greater than claims of other Lenders, or if any Lender shall become a Defaulting Lender and remain as such for a period in excess of five (5) Business Days, the Borrower may, provided no Default or Event of Default exists and upon notice to such Lender and the Agent, replace such Lender by causing such Lender to assign its Commitment (without payment of any assignment fee, except in the case of a Defaulting Lender) pursuant to SECTION 11.2 to one or more other Lenders or Eligible Assignees identified by the Borrower. The Borrower shall (x) pay in full all principal, interest, fees and other amounts owing to such Lender through the date of replacement (including any amounts payable pursuant to SECTION 4.4), (y) provide appropriate assurances and indemnities (which may include letters of credit) to a Letter of Credit Issuer as the Letter of Credit Issuer may reasonably require with respect to any continuing obligation to purchase participation interests in any Obligations arising under Letters of Credit then outstanding, and (z) release such Lender from its obligations under the Loan Documents. Any Lender being replaced shall execute and deliver an Assignment and Acceptance with respect to such Lender's Commitment and outstanding Obligations.

     (b) This section shall supersede any provision in SECTION 11.1 or 11.2 to the contrary.

          4.8   SURVIVAL. The agreements and obligations of the Borrower in this
ARTICLE 4 shall survive the payment of all other Obligations.

                                    ARTICLE 5
                BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES

          5.1 BOOKS AND RECORDS. The Borrower shall, and shall cause the Parent and its Subsidiaries to, maintain, at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to SECTION 5.2(a). The Borrower shall, and shall cause the Parent and its Subsidiaries to, by means of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. The Borrower shall, and shall cause the Parent and its Subsidiaries to, maintain at all times books and records pertaining to the Collateral in such detail, form and scope as the Agent or any Lender shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts; (b) the return, rejection, repossession, stoppage in transit, loss, damage, or destruction of any Inventory; and (c) all other dealings affecting the Collateral.

          5.2 FINANCIAL INFORMATION. The Borrower shall, and shall cause the Parent and its Subsidiaries to, promptly furnish to each Lender, all such financial information as the Agent shall reasonably request. Without limiting the foregoing, the Borrower will furnish to the Agent, in sufficient copies for distribution by the Agent to each Lender, in such detail as the Agent or the Lenders shall request, the following:

                (a) As soon as available, but in any event not later than ninety
(90) days after the close of each Fiscal Year (or such shorter period as may be required by the SEC), consolidated audited and consolidating unaudited balance sheets, and income statements, consolidated audited cash flow statements and changes in stockholders' equity for the Parent and its Subsidiaries for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of the Parent and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements shall be examined in accordance with generally accepted auditing standards by and accompanied by an unqualified report thereon of independent certified public accountants selected by the Borrower and reasonably satisfactory to the Agent. The Borrower will provide the Agent with access to its certified public accountants and hereby authorizes (or will cause the Parent to authorize) the Agent to communicate directly with the Borrower's certified public accountants regarding the business, operations, assets and financial condition of the Parent and its Subsidiaries; PROVIDED, HOWEVER, that (i) the Agent shall, not less than five Business Days prior to any such discussion, notify the Borrower in writing of the Agent's intention to discuss with such certified public accountants the finances and affairs of the Parent and its Subsidiaries and (ii) nothing herein shall restrict the right of the Borrower to be present during any such discussion between its certified public accountants and the Agent.

                (b) As soon as available, but in any event not later than thirty
(30) days after the end of each month (or forty-five (45) days in the case of a month that is also the end of a fiscal quarter, or such shorter period as may be required by the SEC), consolidated and consolidating unaudited balance sheets of the Parent and its consolidated Subsidiaries as at the end of such month, and consolidated and consolidating unaudited income statements and consolidated unaudited cash flow statements for the Parent and its consolidated Subsidiaries for such month and for the period from the beginning of the Fiscal Year to the end of such month, all in reasonable detail, fairly presenting the financial position and results of operations of the Parent and its consolidated Subsidiaries as at the date thereof and for such periods and, in each case, in comparable form, figures for the corresponding period in the prior Fiscal Year (other than balance sheet information) and in the Borrower's budget, and prepared in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to SECTION 5.2(a). The Parent shall certify by a certificate signed by its chief financial officer that all such statements have been prepared in accordance with GAAP and present fairly the Parent's consolidated financial position as at the dates thereof and its results of operations for the periods then ended, subject to normal year-end adjustments.

                (c) With each of the audited Financial Statements delivered pursuant to SECTION 5.2(a), a certificate of the independent certified public accountants that examined such statement to the effect that they have reviewed and are familiar with this Agreement and that, in examining such Financial Statements, they did not become aware of any fact or condition which then constituted a Default or Event of Default with respect to a SECTION 7.23, except for those, if any, described in reasonable detail in such certificate.

                (d) With each of the annual audited Financial Statements delivered pursuant to SECTION 5.2(a), and within forty-five (45) days after the end of each fiscal quarter (except the last fiscal quarter of any Fiscal Year), a certificate of the chief financial officer of the Parent setting forth in reasonable detail the calculations required to establish that the Parent was in compliance with the covenants set forth in SECTIONS 7.22 OR 7.23 during the period covered in such

Financial Statements and as at the end thereof. Within thirty (30) days after the end of each month (or forty-five (45) days in the case of a month that is also the end of the first three fiscal quarters and ninety (90) days in the case of a month that is also the end of a Fiscal Year), a certificate of the chief financial officer of the Parent stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and warranties of the Borrower contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time, except for those that speak as of a particular date, (B) the Borrower is, at the date of such certificate, in compliance in all material respects with all of its respective covenants and agreements in this Agreement and the other Loan Documents, and (C) no Default or Event of Default then exists or existed during the period covered by the Financial Statements for such month. If such certificate discloses that a representation or warranty is not correct or complete in any material respect, or that a covenant has not been complied with in any material respect, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Borrower has taken or proposes to take with respect thereto.

                (e) No sooner than sixty (60) days prior to and not more than forty-five (45) days after the beginning of each Fiscal Year, annual forecasts (to include forecasted consolidated and consolidating balance sheets and income statements and consolidated cash flow statements) for the Parent and its Subsidiaries as at the end of and for each month of such Fiscal Year.

                (f) Promptly after request of the Agent, a copy of each annual report or other filing filed with the PBGC and/or the IRS with respect to each Plan of the Borrower.

                (g) Promptly upon the filing thereof, copies of all reports, if any, to or other documents filed by the Borrower or any of its Subsidiaries with the SEC under the Exchange Act, and all notices sent or received by the Borrower or any of its Subsidiaries to or from the trustee under the Senior Note Indenture.

                (h) As soon as available, but in any event not later than 15 days after the Borrower's receipt thereof, a copy of all management reports and management letters prepared for the Borrower by any independent certified public accountants of the Borrower.

                (i) Promptly after their preparation, copies of any and all proxy statements, financial statements, and reports which the Borrower makes generally available to its shareholders.

                (j) If requested by the Agent, promptly after filing with the IRS, a copy of each U.S. federal income tax return filed by the Borrower or by any of its Subsidiaries.

                (k) As soon as available, but in any event within twenty (20) days after the end of each month (for such month) a Borrowing Base Certificate with supporting information in accordance with Section 9 of the Security Agreement, together with copies of the most recent available statements of all its Canadian bank accounts.

                (l) Promptly after the Borrower has notified the Agent of any intention by the Borrower to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form.

                (m) As soon as available, but in any event not later than 10 Business Days after the Borrower's receipt thereof, a copy of the Borrower's T-2 Income Tax Return in respect of the Canadian Branch.

                (n) Such additional information as the Agent on its own behalf or on behalf of any Lender (requesting solely through the Agent) may from time to time reasonably and in good faith request regarding the financial and business affairs of the Borrower or any Subsidiary.

          5.3 NOTICES TO THE LENDERS. The Borrower shall notify the Agent and the Lenders in writing of the following matters at the following times:

                (a) Immediately after becoming aware of any Event of Default or any Default that could reasonably be expected to become an Event of Default;

                (b) Immediately after becoming aware of the assertion by the holder of any Debt of the Parent, the Borrower or any Subsidiary in an outstanding amount in excess of $3,000,000 that a default exists with respect thereto; provided no notice shall be required if the Borrower reasonably believes that no such default exists.

                (c) Immediately after becoming aware of any event or circumstance which could reasonably be expected to have a Material Adverse Effect;

                (d) Immediately after becoming aware of any pending or threatened action, suit, or proceeding, by any Person, or any pending or threatened investigation by a Governmental Authority, which could reasonably be expected to have a Material Adverse Effect;

                (e) Immediately after becoming aware of any pending or threatened strike, work stoppage, unfair labor practice claim, or other labor dispute affecting the Parent, the Borrower or any of its Subsidiaries in a manner which could reasonably be expected to have a Material Adverse Effect;

                (f) Immediately after becoming aware of any violation of any law, statute, regulation, or ordinance of a Governmental Authority affecting the Parent, the Borrower or any Subsidiary which could reasonably be expected to have a Material Adverse Effect;

                (g) Immediately after receipt of any notice of any violation by the Parent, the Borrower or any of its Subsidiaries of any Environmental Law which could reasonably be expected to have a Material Adverse Effect or that any Governmental Authority has asserted in writing that the Parent, the Borrower or any Subsidiary is not in compliance with any Environmental Law or is investigating the Parent's, the Borrower's or such Subsidiary's compliance therewith which, in each case, could reasonably be expected to have a Material Adverse Effect;

                (h) Immediately after receipt of any written notice that the Parent, the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that the Parent, the Borrower or any Subsidiary is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in either case, is reasonably likely to give rise to liability in excess of $1,000,000 at any one location or $3,000,000 in the aggregate at any combination of locations;

                (i) Immediately after receipt of any written notice of the imposition of any Environmental Lien against any property of the Parent, the Borrower or any of its Subsidiaries;

                (j) Within thirty (30) days prior to any change in (i) any Credit Party's name as it appears in the state of its incorporation or other organization, (ii) any Credit Party's state of incorporation or organization, type of entity, organizational identification number, or trade names under which any Credit Party will sell Inventory or create Accounts or to which instruments in payment of Accounts may be made payable or (iii) the locations of Collateral;

                (k) Within fifteen (15) Business Days after the Borrower or any ERISA Affiliate knows or has reason to know, that an ERISA Event or a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred, and, when known, any action taken or threatened by the IRS, the DOL, or the PBGC or any other Governmental Authority with respect thereto;

                (l) Upon request, or, in the event that such filing reflects a significant change with respect to the matters covered thereby, within ten (10) Business Days after the filing thereof with the PBGC, the DOL, or the IRS or the Pension Commission of Ontario or any other applicable Governmental Authority, as applicable, copies of the following: (i) each annual report (form 5500 series), including Schedule B thereto, filed with the PBGC, the DOL or the IRS or the Pension Commission of Ontario or any other applicable Governmental Authority with respect to each Plan and in the case of any Plan governed by the PBA, each report, valuation, request for amendment, whole or partial withdrawal or termination or other variation, (ii) a copy of each funding waiver request filed with the PBGC, the DOL, the IRS or the Pension Commission of Ontario or any other applicable Governmental Authority with respect to any Plan and all communications received by the Borrower or any ERISA Affiliate from the PBGC, the DOL, the IRS or the Pension Commission of Ontario or any other applicable Governmental Authority with respect to such request, and (iii) a copy of each other filing or notice filed with the PBGC, the DOL, the IRS or the Pension Commission of Ontario or any other applicable Governmental Authority, with respect to each Plan by either the Borrower or any ERISA Affiliate;

                (m) Upon request, copies of each actuarial report for any Plan or Multiemployer Plan and annual report for any Multiemployer Plan (with respect to a Multiemployer Plan, only to the extent available to the Borrower); and within fifteen (15) Business Days after receipt thereof by the Borrower or any ERISA Affiliate, copies of the following: (i) any notices of the PBGC, the Pension Commission of Ontario or other applicable Governmental Authority's intention to terminate a Plan or to have a trustee appointed to administer such Plan; (ii) any unfavorable determination letter from the IRS, the Pension Commission of Ontario or other applicable Governmental Authority regarding the qualification of a Plan under Section 401(a) of the Code, the PBA or other applicable laws; or (iii) any notice from a Multiemployer Plan regarding the imposition of withdrawal liability;

                (n) Within fifteen (15) Business Days after the occurrence thereof: (i) any changes in the benefits of any existing Plan which increase the Borrower's annual costs with respect thereto by an amount in excess of $3,000,000, or the establishment of any new Plan or the commencement of contributions to any Plan to which the Borrower or any ERISA Affiliate was not previously contributing; or (ii) any failure by the Borrower or any ERISA Affiliate to make a required installment or any other required payment under
Section 412 of the Code, the Pension

Commission of Ontario or other applicable Governmental Authority on or before the due date for such installment or payment; or

                (o) Within fifteen (15) Business Days after the Borrower or any ERISA Affiliate knows or has reason to know that any of the following events has or will occur: (i) a Multiemployer Plan has been or will be terminated; (ii) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan; (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan; or (iv) Reportable Event or Termination Event in respect of any Plan.

          Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and shall set forth the action that the Borrower, its Subsidiary, or any ERISA Affiliate, as applicable, has taken or proposes to take with respect thereto.

                                    ARTICLE 6
                     GENERAL WARRANTIES AND REPRESENTATIONS

          The Borrower warrants and represents to the Agent and the Lenders that except as hereafter disclosed to and accepted by the Agent and the Required Lenders in writing:

          6.1 AUTHORIZATION, VALIDITY, AND ENFORCEABILITY OF THIS AGREEMENT AND THE LOAN DOCUMENTS. Each Credit Party has the power and authority to execute, deliver and perform each of the Loan Documents to which it is a party, to incur the Obligations or the obligations under the Facility Guaranty, as applicable, and to grant to the Agent Liens upon and security interests in the Collateral. Each Credit Party has taken all necessary action (including obtaining approval of its stockholders if necessary) to authorize its execution, delivery, and performance of the Loan Documents to which it is a party. The Loan Documents to which it is a party have been duly executed and delivered by each Credit Party, and constitute the legal, valid and binding obligations of each Credit Party, enforceable against it in accordance with their respective terms. Each Credit Party's execution, delivery, and performance of the Loan Documents to which it is a party do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien upon the property of each Credit Party or any of its Subsidiaries, by reason of the terms of (a) any contract, mortgage, lease, agreement, indenture, or instrument to which the Borrower is a party or which is binding upon it, (b) any Requirement of Law applicable to any Credit Party or any of its Subsidiaries, or (c) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement of any Credit Party or any of its Subsidiaries.

          6.2 VALIDITY AND PRIORITY OF SECURITY INTEREST. The provisions of this Agreement, and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the ratable benefit of the Agent and the Lenders, and upon recording and/or filing of Mortgages, financing statements and other documents required to be filed in order to perfect such Liens in the proper public records and payment of all taxes, fees and other charges payable in respect thereof, such Liens shall constitute perfected and continuing Liens on all the Collateral, securing all the Obligations and having priority over all other Liens on the Collateral, except for those Liens identified in CLAUSES (c),
(d) and (e) of the definition of Permitted Liens or otherwise permissible in accordance with the terms of each such Loan Document, and enforceable against each Credit Party and all third parties. All of the Obligations constitute "First Priority Lien Obligations" under and as defined in the Senior Note Indenture.

          6.3 ORGANIZATION AND QUALIFICATION. Each Credit Party and each of its Subsidiaries (a) is duly organized or incorporated and validly existing in good standing under the laws of the state of its organization or incorporation,
(b) is qualified to do business and is in good standing in the jurisdictions set forth on SCHEDULE 6.3 which are the only jurisdictions in which qualification is necessary in order for it to own or lease its property and conduct its business and (c) has all requisite power and authority to conduct its business and to own its property.

          6.4   CORPORATE NAME; PRIOR TRANSACTIONS. Except as set forth on
SCHEDULE 6.4, no Credit Party has, during the past five (5) years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business.

          6.5 SUBSIDIARIES AND AFFILIATES. SCHEDULE 6.5 is a correct and complete list of the name and relationship to the Borrower of each and all of the Borrower's Subsidiaries and other Affiliates. The Parent has no Subsidiaries other than the Borrower. Each Subsidiary of the Borrower is an Immaterial Subsidiary. Each Subsidiary is (a) duly incorporated or organized and validly existing in good standing under the laws of its state of incorporation or organization set forth on SCHEDULE 6.5, and (b) qualified to do business and in good standing in each jurisdiction in which the failure to so qualify or be in good standing could reasonably be expected to have a material adverse effect on any such Subsidiary's business, operations, prospects, property, or condition (financial or otherwise) and (c) has all requisite power and authority to conduct its business and own its property.

          6.6   FINANCIAL STATEMENTS AND PROJECTIONS.

                (a) The Borrower has delivered to the Agent and the Lenders a copy of its Annual Report on Form 10-K as filed with the SEC that contains the audited balance sheet and related statements of income, retained earnings, cash flows, and changes in stockholders equity for the Parent and its consolidated Subsidiaries as of March 31, 2003, and for the Fiscal Year then ended, accompanied by the report thereon of the Parent's independent certified public accountants, Ernst & Young LLP. Such financial statements are attached hereto as EXHIBIT C. All such financial statements have been prepared in accordance with GAAP and present accurately and fairly in all material respects the financial position of the Parent and its consolidated Subsidiaries as at the dates thereof and their results of operations for the periods then ended.

                (b) The Latest Projections when submitted to the Lenders as required herein represented the Borrower's best estimate at the time submitted to the Lenders of the future financial performance of the Parent and its consolidated Subsidiaries for the periods set forth therein. The Latest Projections have been prepared on the basis of the assumptions set forth therein, which the Borrower believes were fair and reasonable in light of the then current and reasonably foreseeable business conditions at the time submitted to the Lenders.

          6.7   CAPITALIZATION. As of the Closing Date:

                (a) The Parent's authorized capital stock consists of (i) 5,852,223 shares of common stock, par value $0.01 per share, of which 163,929 shares are validly issued and outstanding, fully paid and non-assessable and
(ii) 15,823 shares of preferred stock, of which 3,617 shares of Series AA convertible preferred stock and 1,606 shares of Series BB convertible preferred stock are validly issued and outstanding, fully paid and non-assessable.

                (b) The Borrower's authorized capital stock consists of (i) 10,000,000 shares of Class A Non-Voting Common Stock, par value $0.01 per share, of which 135,276.9 shares are validly issued and outstanding, fully paid and non-assessable and are owned beneficially and of record by the Parent and (ii) 100 shares of Class B Voting Common Stock, par value $0.01 per share, of which 3 shares are validly issued and outstanding, fully paid and non-assessable and are owned beneficially and of record by the Parent.

          6.8 SOLVENCY. Each of (i) the Borrower and its Subsidiaries, on a consolidated basis, and (ii) the Parent and its Subsidiaries, on a consolidated basis, is Solvent prior to and after giving effect to the Borrowings to be made on the Closing Date and the issuance of the Letters of Credit to be issued on the Closing Date, and reasonably expects to remain Solvent during the term of this Agreement.

          6.9 DEBT. As of the Closing Date and after giving effect to the making of the Revolving Loans to be made on the Closing Date, the Parent and its Subsidiaries have no Debt, except (a) the Obligations, and (b) Debt described on
SCHEDULE 6.9.

          6.10 DISTRIBUTIONS. As of the Closing Date, since March 31, 2003, no Distribution has been declared, paid, or made upon or in respect of any capital stock or other securities of the Borrower, the Parent or any of its Subsidiaries other than as part of the 2003 Recapitalization.

          6.11 REAL ESTATE; LEASES. SCHEDULE 6.11 sets forth, as of the Closing Date, a correct and complete list of all Real Estate owned by the Borrower and the Parent and all Real Estate owned by any of its Subsidiaries, all leases and subleases of real property and all capitalized leases of personal property held by the Borrower or the Parent as lessee or sublessee, each operating lease of personal property as to which the Borrower is lessee or sublessee for which the rent payable in any year exceeds $200,000, and all leases and subleases of real or personal property held by the Borrower or the Parent as lessor, or sublessor. As of the Closing Date (a) each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, (b) no default by the Parent or the Borrower exists under any such lease or sublease and (c) with respect to the leases relating to the Pittsburg, California Facility and the Sylacauga, Alabama Facility, to the Borrower's knowledge no default by any other party to such leases exists. The Borrower has good and marketable title in fee simple to the Real Estate identified on SCHEDULE 6.11 as owned by the Borrower or the Parent, or valid leasehold interests in all Real Estate designated therein as "leased" by the Borrower or the Parent. The Borrower and the Parent each has good, indefeasible, and merchantable title to all of its other property reflected on the Financial Statements referenced in
SECTION 6.6(a) or most recently delivered to the Agent and the Lenders pursuant to SECTION 5.2(a), except as disposed of in the ordinary course of business since the date thereof, free of all Liens except Permitted Liens.

          6.12 PROPRIETARY RIGHTS. SCHEDULE 6.12 sets forth a correct and complete list of all of the Credit Parties' Proprietary Rights as of the Closing Date. None of the Proprietary Rights is subject to any licensing agreement or similar arrangement except as set forth on SCHEDULE 6.12, or, after the Closing Date, as would not reasonably be expected to have a Material Adverse Effect. To the best of the Borrower's knowledge, none of the Proprietary Rights infringes on or conflicts with any other Person's property, and no other Person's property infringes on or conflicts with the Proprietary Rights, in each case except as would not reasonably be expected to have a Material Adverse Effect. As of the Closing Date, the Proprietary Rights described on SCHEDULE 6.12 constitute all of the property of such type necessary to the current and anticipated future conduct of the Credit Parties' business.

          6.13 TRADE NAMES. All trade names or styles under which the Borrower, or the Parent or any of its Subsidiaries will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on SCHEDULE 6.13.

          6.14 LITIGATION. Except as set forth on SCHEDULE 6.14, there is no pending, or to the best of the Borrower's knowledge threatened, action, suit, proceeding, or counterclaim by any Person, or to the best of the Borrower's knowledge, investigation by any Governmental Authority, or any basis for any of the foregoing, which could reasonably be expected to have a Material Adverse Effect.

          6.15 LABOR DISPUTES. Except as set forth on SCHEDULE 6.15, as of the Closing Date (a) there is no collective bargaining agreement or other labor contract covering employees of the Borrower, the Parent or any of its Subsidiaries, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) to the best of Borrower's knowledge no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of the Borrower, or Parent or any of its Subsidiaries or for any similar purpose, and (d) there is no pending or (to the best of the Borrower's knowledge) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting the Borrower, the Parent or its Subsidiaries or their employees.

          6.16  ENVIRONMENTAL LAWS. Except as otherwise disclosed on
SCHEDULE 6.16 or in the summaries of environmental matters provided to the Agent and except for other matters that would not reasonably be expected to have a Material Adverse Effect:

                (a) The Borrower, the Parent and its Subsidiaries have complied in all material respects with all Environmental Laws and neither the Borrower, the Parent nor any Subsidiary nor any of its presently owned real property or presently conducted operations for which the Borrower, the Parent or any its Subsidiaries are liable or any property now or previously in its charge, management or control, nor its previously owned real property or prior operations, is subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant.

                (b) The Borrower, the Parent and its Subsidiaries have obtained all permits necessary for their current operations under Environmental Laws, and all such permits are in good standing and the Borrower, the Parent and its Subsidiaries are in compliance with all material terms and conditions of such permits.

                (c) Neither the Borrower, the Parent nor any of its Subsidiaries, nor, to the best of the Borrower's knowledge, any of its predecessors in interest, has stored, treated or disposed of any hazardous substance in violation of any Environmental Laws.

                (d) Neither the Borrower, the Parent nor any of its Subsidiaries has received any summons, complaint, order or similar written notice indicating that it is currently not in compliance with, or that any Governmental Authority is investigating its compliance with, any

Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant.

                (e) To the best of the Borrower's knowledge, none of the present or past operations or any property now or previously in the charge, management or control of the Borrower, the Parent and its Subsidiaries is the subject of any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant.

                (f) Neither the Borrower, the Parent nor any of its Subsidiaries has filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted Release or discharge of a Contaminant into the environment.

                (g) Neither the Borrower, the Parent nor any of its Subsidiaries has entered into any negotiations or settlement agreements with any Person (including the prior owner of its property and any Governmental Authority) imposing material obligations or liabilities on the Borrower, the Parent or any of its Subsidiaries with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.

                (h) None of the products manufactured, distributed or sold by the Borrower, the Parent or any of its Subsidiaries contain asbestos containing material.

                (i) No Environmental Lien has attached to the Real Estate.

          6.17 NO VIOLATION OF LAW. Neither the Borrower, the Parent nor any of its Subsidiaries is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to have a Material Adverse Effect.

          6.18 NO DEFAULT. Neither the Borrower, the Parent nor any of its Subsidiaries is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which the Borrower, the Parent or such Subsidiary is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.

          6.19  ERISA COMPLIANCE. Except as specifically disclosed in
SCHEDULE 6.19:

                (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code, the PBA and other federal, provincial or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Borrower, nothing has occurred which would cause the loss of such qualification. The Borrower and each ERISA Affiliate has made all required contributions to any Plan when due, and no application for a funding waiver or an extension of any amortization period has been made with respect to any Plan.

                (b) There are no pending or, to the best knowledge of Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

                (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability in excess of $40,000,000; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA) that could reasonably be expected to have a Material Adverse Effect; (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any material liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA; and
(vi) no Lien has arisen, choate of inchoate, in respect of the Borrower or its property in connection with any Plan (save for Contribution amounts not yet due).

          6.20 TAXES. The Borrower, the Parent and its Subsidiaries have filed all federal and other material tax returns and material reports required to be filed, and have paid all federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable unless such unpaid taxes and assessments would constitute a Permitted Lien or unless such items need not be paid by reason of the PROVISO to SECTION 7.1.

          6.21 REGULATED ENTITIES. None of the Borrower, any Person controlling the Borrower, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. The Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or law, or any other federal or state statute or regulation limiting its ability to incur indebtedness.

          6.22 USE OF PROCEEDS; MARGIN REGULATIONS. The proceeds of the Loans are to be used for general corporate purposes in the United States and not in connection with the Canadian Branch, unless such use is permitted by SECTION
7.24. Neither the Borrower, the Parent nor any Subsidiary is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

          6.23 COPYRIGHTS, PATENTS, TRADEMARKS AND LICENSES, ETC. Each of the Borrower, the Parent and its subsidiaries owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, licenses, rights of way, authorizations and other rights that are reasonably necessary for the operation of its businesses, without conflict with the rights of any other Person. To the best knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrower, the Parent or any Subsidiary infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Borrower, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

          6.24 NO MATERIAL ADVERSE CHANGE. No Material Adverse Effect has occurred since the latest date of the Financial Statements delivered to the Lenders.

          6.25 FULL DISCLOSURE. None of the representations or warranties made by the Borrower, the Parent or any Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Borrower, the Parent or any Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Borrower to the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

          6.26 MATERIAL AGREEMENTS. SCHEDULE 6.26 hereto sets forth as of the Closing Date all agreements (the "Material Agreements") that are material to the operation of the business of the Borrower and to which the Borrower, the Parent or any of its Subsidiaries is a party or is bound as of the date hereof.

          6.27 BANK ACCOUNTS. SCHEDULE 6.27 contains as of the Closing Date a complete and accurate list of all bank accounts maintained by the Borrower, the Parent and its Subsidiaries with any bank or other financial institution.

          6.28 GOVERNMENTAL AUTHORIZATION. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower, the Parent or any of its Subsidiaries of any Loan Document to which it is a party.

          6.29 TAX SHELTER REGULATIONS. The Borrower does not intend to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Agent thereof. If the Borrower so notifies the Agent, the Borrower acknowledges that one or more of the Lenders may treat its Loans and/or its interest in Non-Ratable Loans and/or Agent Advances and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

          6.30 PARENT OPERATIONS. The only lines of business in which the Parent is engaged are acting as a holding company for the capital stock of the Borrower and other corporate governance and shareholder-related activities.

                                    ARTICLE 7
                       AFFIRMATIVE AND NEGATIVE COVENANTS

          The Borrower covenants to the Agent and each Lender that, unless written consent is obtained from the Required Lenders or, if required under
SECTION 11.1, all of the Lenders, so long as any of the Obligations remain outstanding or this Agreement is in effect:

          7.1 TAXES AND OTHER OBLIGATIONS. The Borrower shall, and shall cause the Parent and each of its Subsidiaries to, (a) file when due all federal and other material tax returns and other material reports which it is required to file and (b) pay, or provide for the payment of, when due, all federal and other material taxes, fees, assessments and other governmental charges against it or upon its property, income and franchises, make, in all material respects, all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and provide to the Agent and the Lenders, upon request, satisfactory evidence of its timely compliance with the foregoing; PROVIDED, HOWEVER, none of the Borrower, the Parent nor any of its Subsidiaries need pay any tax, fee, assessment, or governmental charge (i) it is contesting in good faith by appropriate proceedings diligently pursued, (ii) as to which the Borrower, the Parent or its Subsidiary, as the case may be, has established proper reserves as required under GAAP, (iii) the nonpayment of which does not result in the imposition of a Lien (other than a Permitted Lien) and (iv) as to which, if the amount thereof is in excess of $1,000,000, the Borrower shall have notified the Agent in writing of such tax, fee, assessment, or governmental charge.

          7.2 LEGAL EXISTENCE AND GOOD STANDING. The Borrower shall, and shall cause the Parent and each of its Subsidiaries to, maintain its legal existence and its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect.

          7.3 COMPLIANCE WITH LAW AND AGREEMENTS; MAINTENANCE OF LICENSES. The Borrower shall comply, and shall cause the Parent and each Subsidiary to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act and all Environmental Laws). The Borrower shall, and shall cause the Parent and each of its Subsidiaries (other than Immaterial Subsidiaries) to, obtain and maintain all material licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Closing Date. The Borrower shall not, nor shall it permit the Parent or any Subsidiary to, modify, amend or alter its certificate or articles of incorporation, or its limited liability company operating agreement or limited partnership agreement, as applicable, other than in a manner which does not materially adversely affect the rights of the Lenders or the Agent.

          7.4   MAINTENANCE OF PROPERTY; INSPECTION OF PROPERTY.

                (a) The Borrower shall, and shall cause the Parent and each of its Subsidiaries to, maintain all of its property that is material to the conduct of its business, in good operating condition and repair, ordinary wear and tear excepted.

                (b) The Borrower shall, and shall cause the Parent to, permit representatives and independent contractors of the Agent (at the expense of the Borrower not to exceed three (3) times per year unless an Event of Default has occurred and is continuing) to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances and accounts with its directors, officers and independent public accountants, at such reasonable times during normal business hours and as soon as may be reasonably desired, upon reasonable advance notice to the Borrower (which notice the Agent shall use its best efforts to give 30 days in advance); PROVIDED, HOWEVER, when an Event of Default exists, the Agent or any Lender may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.

          7.5   INSURANCE.

                (a) The Borrower shall maintain, and shall cause the Parent and each of its Subsidiaries (other than Immaterial Subsidiaries) to maintain, with financially sound and reputable insurers having a rating of (i) at least A or better by Best Rating Guide with respect to property insurance and
(ii) at least A- or better by Best Rating Guide with respect to all other insurance, insurance against loss or damage by fire with extended coverage; theft, burglary, pilferage and loss in transit; public liability and third party property damage; larceny, embezzlement or other criminal liability; business interruption; public liability and third party property damage; and such other hazards or of such other types as is customary for Persons engaged in the same or similar business, as the Agent, in the Agent's Commercial Judgment, shall specify, in amounts, and under policies acceptable to the Agent in the Agent's Commercial Judgment. Without limiting the foregoing, in the event that any Mortgaged Property is determined to be located within an area that has been identified by the Director of the Federal Emergency Management Agency as a Special Flood Hazard Area ("SFHA"), the Borrower shall purchase and maintain flood insurance on the Mortgaged Property and any Equipment and Inventory located on such Mortgaged Property. The amount of said flood insurance will be reasonably determined by the Agent, and shall, at a minimum, comply with applicable federal regulations as required by the Flood Disaster Protection Act of 1973, as amended. The Borrower shall also maintain and shall cause the Parent and its Subsidiaries to maintain flood insurance for its Inventory and Equipment which is, at any time, located in a SFHA.

                (b) The Borrower shall cause the Agent, for the ratable benefit of the Agent and the Lenders, to be named as secured party or mortgagee and sole loss payee or additional insured on each insurance policy covering loss of or damage to, or liability for damages caused by or on the premises of, any property included in the Collateral, in a manner acceptable to the Agent in the Agent's Commercial Judgment. Each such policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days' prior written notice to the Agent in the event of cancellation of the policy for any reason whatsoever and a clause or endorsement stating that the interest of the Agent shall not be impaired or invalidated by any act or neglect of the Borrower or any of its Subsidiaries or the owner of any Real Estate for purposes more hazardous than are permitted by such policy. All premiums for such insurance shall be paid by the Borrower when due, and certificates of insurance and, if requested by the Agent or any Lender, photocopies of the policies, shall be delivered to the Agent, in each case in sufficient quantity for distribution by the Agent to each of the Lenders. If the Borrower fails to procure such insurance or to pay the premiums therefor when due, the Agent may, and at the direction of the Required Lenders shall, do so from the proceeds of Revolving Loans.

          7.6 INSURANCE AND CONDEMNATION PROCEEDS. The Borrower shall promptly notify the Agent and the Lenders of any loss, damage, or destruction to the Collateral in an amount excess of $1,000,000, whether or not covered by insurance. The Agent is hereby authorized to collect all cash insurance and condemnation Net Proceeds in respect of Collateral directly and to apply or remit them as follows:

                    (i) With respect to insurance proceeds and condemnation Net Proceeds relating to Collateral other than Fixed Assets, after deducting from such Net Proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such Net Proceeds, ratably, to the reduction of the Obligations in the order provided for in SECTION 3.8.

                    (ii) With respect to insurance proceeds and condemnation Net Proceeds relating to Collateral consisting of Fixed Assets, the Agent shall permit or require the Borrower to use such Net Proceeds, or any part thereof, to replace, repair, restore or rebuild the relevant Fixed Assets in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction so long as (1) no Default or Event of Default has occurred and is continuing, (2) the aggregate proceeds do not exceed $10,000,000 and (3) the Borrower first (i) provides the Agent and the Required Lenders with plans and specifications for any such repair or restoration which shall be reasonably satisfactory to the Agent and the Required Lenders and (ii) demonstrates to the reasonable satisfaction of the Agent and the Required Lenders that the funds available to it will be sufficient to complete such project in the manner provided therein. In all other circumstances, the Agent shall apply such insurance and condemnation Net Proceeds, ratably, to the reduction of outstanding Revolving Loans in accordance with SECTION 3.5(b) as if such proceeds resulted from an asset disposition.

          7.7   ENVIRONMENTAL LAWS.

                (a) The Borrower shall, and shall cause the Parent and each of its Subsidiaries to, conduct its business in compliance in all material respects with all Environmental Laws applicable to it, including those relating to the generation, handling, use, storage, and disposal of any Contaminant. The Borrower shall, and shall cause the Parent and each of its Subsidiaries to, take prompt and appropriate action to respond to any material non-compliance with Environmental Laws and shall regularly report to the Agent on such response.

                (b) Without limiting the generality of the foregoing, the Borrower shall submit to the Agent and the Lenders annually, commencing on the first Anniversary Date, and on each Anniversary Date thereafter, an update of the status of each material environmental compliance or liability issue. The Agent or any Lender may request copies of technical reports prepared by the Borrower, the Parent or any Subsidiary and its communications with any Governmental Authority to determine whether the Borrower, the Parent or any Subsidiary or any of its Subsidiaries is proceeding reasonably to correct, cure or contest in good faith any such alleged non-compliance or environmental liability. The Borrower shall, at the Agent's or the Required Lenders' reasonable request and at the Borrower's expense, (i) retain an independent environmental engineer acceptable to the Agent to evaluate the site, including tests if appropriate, where the non-compliance or alleged non-compliance with Environmental Laws has occurred and prepare and deliver to the Agent, in sufficient quantity for distribution by the Agent to the Lenders, a report setting forth the results of such evaluation, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof, and (ii) provide to the Agent and the Lenders a supplemental report of such engineer whenever the estimated costs, or response thereto, shall increase in any material respect.

                (c) The Agent and its representatives will have the right at any reasonable time upon reasonable advance notice to enter and visit the Real Estate and any other place where any property of the Borrower is located for the purposes of observing the Real Estate, taking and removing soil or groundwater samples, and conducting tests on any part of the Real Estate. The Agent is under no duty, however, to visit or observe the Real Estate or to conduct tests, and any such acts by the Agent will be solely for the purposes of protecting the Agent's Liens and preserving the Agent and the Lenders' rights under the Loan Documents. No site visit, observation or testing by the

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Agent and the Lenders will result in a waiver of any default of the Borrower or impose any liability on the Agent or the Lenders. In no event will any site visit, observation or testing by the Agent be a representation that hazardous substances are or are not present in, on or under the Real Estate, or that there has been or will be compliance with any Environmental Law. None of the Borrower, any other Credit Party nor any other party is entitled to rely on any site visit, observation or testing by the Agent. The Agent and the Lenders owe no duty of care to protect the Borrower, any other Credit Party or any other party against, or to inform the Borrower, any other Credit Party or any other party of, any hazardous substances or any other adverse condition affecting the Real Estate. The Agent may in its discretion disclose to the Borrower or to any other party if so required by law any report or findings made as a result of, or in connection with, any site visit, observation or testing by the Agent. The Borrower understands and agrees that the Agent makes no warranty or representation to the Borrower or any other party regarding the truth, accuracy or completeness of any such report or findings that may be disclosed. The Borrower also understands that depending on the results of any site visit, observation or testing by the Agent and disclosed to the Borrower, the Borrower, the Parent or its Subsidiaries may have a legal obligation to notify one or more environmental agencies of the results, that such reporting requirements are site-specific, and are to be evaluated by the Borrower without advice or assistance from the Agent. In each instance, the Agent will give the Borrower reasonable notice before entering the Real Estate or any other place the Agent is permitted to enter under this SECTION 7.7(c). The Agent will make reasonable efforts to avoid interfering with the Borrower's use of the Real Estate or any other property in exercising any rights provided hereunder.

          7.8 COMPLIANCE WITH ERISA. The Borrower shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code, the PBA and other federal, provincial or state law; (b) cause each Plan which is qualified under
Section 401(a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to Section 412 of the Code; (d) not engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which could result in a material liability for the Borrower;
(e) not engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA; and (f) not permit any Lien, choate of inchoate, to arise or exist in connection with any Plan (save for contribution amounts not yet due).

          7.9 MERGERS, CONSOLIDATIONS OR SALES. Neither the Borrower nor any of its Subsidiaries, other than Immaterial Subsidiaries, shall enter into any transaction of merger, reorganization, or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or any part of its property, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except (a) for sales of Inventory in the ordinary course of its business, (b) for sales or other dispositions of Equipment in the ordinary course of business that are obsolete or no longer useable by Borrower in its business, (c) sales of investments excluded from the definition of Restricted Investments under clauses
(d), (e), (f), (g), and (i) thereof, (d) granting easements, rights of way and other rights to use land which shall not have any material adverse effect on the value of the land nor on the operation of the Borrower's business thereat, (e) surrender by the Borrower of leases no longer used or usable by the Borrower for its business, (f) entry by the Borrower into leases in the ordinary course of business as lessor or sublessor for a term not to exceed five (5) years provided no provision of such leases shall have any material adverse effect on the Agent's Liens or the Agent's ability to enforce such Liens on any Collateral, and (g) permitting the U.S. Postal Service to occupy part of its property in a manner consistent with past practices. Within 120 days following each such Equipment sale or disposition described in clause (b), the Borrower shall either
(i) reinvest the Net Proceeds of that sale or disposition in other Equipment of equal or greater utility and value or (ii) apply such Net Proceeds

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in accordance with SECTION 3.5(b). All Equipment purchased with such Net
Proceeds shall be free and clear of all Liens, except any Liens permitted under
SECTION 7.18.

          7.10 DISTRIBUTIONS AND RESTRICTED INVESTMENTS. None of the Parent, the Borrower or any of its Subsidiaries shall directly or indirectly declare or make, or incur any liability to make, any Distribution or Restricted Investment, except (a) Distributions to the Borrower by its Subsidiaries; (b) Distributions or Restricted Investments from the Borrower to the Parent to enable the Parent to make Distributions otherwise permitted to be made by it hereunder and to enable the Parent to pay its general operating expenses; (c) Permitted Distributions; (d) the Digiscope Loans; (e) loans and advances to employees, officers and directors in an aggregate principal amount not to exceed $2,500,000 at any time outstanding; (f) contributions of capital to Immaterial Subsidiaries provided such Subsidiaries use such contributions to simultaneously pay off accumulated intercompany debt of such Immaterial Subsidiaries to the Borrower or the Parent existing on the Closing Date in an amount not in excess of $7,000,000; (g) payments made pursuant to the Tax Sharing Agreement; (h) Distributions and Restricted Investments made in connection with the 2003 Recapitalization; (i) loans made giving rise to Debt permitted under SECTION 7.13(d); (j) purchases of Equipment (not included in the Borrowing Base) owned by Borrower but subject to a purchase option in favor of the customer for whose account such Equipment was purchased, with such option being exercisable at the end of a specified contractual term, entered into in accordance with past practice and in the ordinary course of business; (k) purchases of spare parts inventory booked as a long-term rather than current asset in accordance with past practice and in the ordinary course of business; (l) payments described in clause (i) of the definition of the term "Permitted Affiliate Transactions"; (m) payments in amounts necessary to permit Parent to (x) make payments in respect of its indemnification obligations owing to directors, officers or other Persons under Parent's charter or by-laws or pursuant to written agreements with any such Person, or obligations in respect of director and officer insurance (including premiums therefor) or (y) satisfy its obligations, or through the Company satisfy its obligations, under any registration rights agreement or (z) make payments in respect of indemnification obligations of Parent in connection with any issuance by Parent of capital stock of Parent; (n) Distributions by the Parent in an aggregate amount of up to $2,000,000 made to permit repurchases of common stock of the Parent or to purchase options to purchase common stock of the Parent granted to directors, officers and certain key employees of the Parent or the Borrower pursuant to stock option plans adopted by the board of directors of the Parent or the Borrower; (o) Restricted Investments by the Parent in an aggregate amount of up to $2,000,000 made to permit repurchases of common stock of the Parent or to purchase options to purchase common stock of the Parent granted to directors, officers and certain key employees of the Parent or the Borrower pursuant to stock option plans adopted by the board of directors of the Parent or the Borrower; and (p) other Dividends and Restricted Investments in an aggregate amount outstanding of up to $2,000,000; PROVIDED, HOWEVER, none of the Parent, the Borrower or any Subsidiary shall make any Distribution or Restricted Investment permitted under clauses (n), (o) or (p) above if a Default or Event of Default exists immediately prior to or would exist immediately after giving effect to such Distribution or Permitted Investment.

          7.11  INTENTIONALLY OMITTED.

          7.12 GUARANTIES. None of the Borrower, the Parent nor any of its Subsidiaries shall make, issue, or become liable on any Guaranty, except Guaranties of the Obligations in favor of the Agent and the Guaranties permitted under SECTION 7.13.

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

          7.13 DEBT. None of the Borrower, the Parent or any of its Subsidiaries shall incur or maintain any Debt, other than: (a) the Obligations;
(b) Debt described on SCHEDULE 6.9; (c) the Senior Notes; (d) Debt of any Credit Party to any other Credit Party; (e) Debt resulting from Restricted Investments permitted under SECTION 7.10(b), (g), (m) or (n); (f) Guaranties, including those evidenced by performance or surety bonds, issued in the ordinary course of business in an aggregate amount at any one time outstanding not to exceed $2,000,000 (excluding the amount thereof, if any, secured by Letters of Credit);
(g) other Debt in an aggregate amount at any one time outstanding not to exceed $3,000,000; (h) Capital Leases and purchase money secured Debt incurred to purchase or acquire additions to property, plant or Equipment PROVIDED that (i) Liens securing the same attach only to the property, plant and Equipment acquired by the incurrence of such Debt, and (ii) the aggregate amount of such Debt (including Capital Leases) outstanding does not exceed $30,000,000 at any time; (i) Hedge Agreements; and (j) Debt evidencing a refunding, renewal or extension of the Debt described in the foregoing clauses (b) through (h); PROVIDED that (i) the principal amount thereof is not increased, (ii) the Liens, if any, securing such refunded, renewed or extended Debt do not attach to any assets in addition to those assets, if any, securing the Debt to be refunded, renewed or extended, (iii) no Person that is not an obligor or guarantor of such Debt as of the Closing Date or, if later, the date such Debt was incurred, shall become an obligor or guarantor thereof, and (iv) the terms of such refunding, renewal or extension are in all material respects, no less favorable to the Borrower, the Agent or the Lenders than the original Debt; provided no such terms shall alter any provisions relating to the subordination, intercreditor arrangements or rights in Collateral in any manner adverse to the Agent or the Lenders.

          7.14 PREPAYMENT. None of the Borrower, the Parent nor any of its Subsidiaries shall voluntarily prepay any Debt, except (a) in a Permitted Prepayment; (b) prepayments of the Obligations; (c) prepayments in connection with a refunding permitted under SECTION 7.13(j), (d) Debt owed to the Parent or the Borrower in connection with the Sylacauga IRB described on SCHEDULE 6.9; and
(e) Debt permitted under SECTION 7.13(d); or (f) intercompany Debt required to be prepaid pursuant to Section 7.10(f).

          7.15 TRANSACTIONS WITH AFFILIATES. Parent will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of transactions involving payments or property with a value in excess of $100,000, whether or not in the ordinary course of business with any Affiliate other than
(i) Permitted Affiliate Transactions, (ii) fees and expenses set forth in
SCHEDULE 7.15, (iii) amounts payable under the contractual agreements listed in
SCHEDULE 7.15, as in effect as of the date of this Agreement, copies of which have been delivered to the Agent, as amended, modified or replaced from time to time, PROVIDED that the amended, modified or replaced agreement or arrangement is not less favorable in any material respect to the Parent, the Borrower and its Subsidiaries than that in effect on the Closing Date; or (iv) employment agreements entered into in the ordinary course of business, and (v) the payment of fees to any Person for financial, consulting or investment banking services (including, without limitation any underwriting discounts and commissions and placement agent fees, but excluding management fees) performed in the ordinary course of such Person's business; PROVIDED that the amount of any such fees for any such service provided shall not exceed the usual and customary fees of such Person for similar services rendered to third parties. Except as expressly described on SCHEDULE 7.15, (x) no management or similar fees shall be payable by Parent, the Borrower or the respective Subsidiaries to any Person (other than to the Borrower) and (y) in no event shall the Borrower and its Subsidiaries make payments in respect of taxes computed on a consolidated, combined or unitary basis payable by the Parent's combined or affiliated group (within the meaning of Section 1504 of the Code or comparable provision of state or local law) in excess of those required to be paid pursuant to the Tax Sharing
Agreement.

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

          7.16 INVESTMENT BANKING AND FINDER'S FEES. Neither the Borrower, the Parent nor any of its Subsidiaries shall pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter's fee, finder's fee, or broker's fee to any Person in connection with the credit facilities provided by the Lenders under this Agreement other than as set forth in the Fee Letter. The Borrower shall defend and indemnify the Agent and the Lenders against and hold them harmless from all claims of any Person that the Borrower is obligated to pay for any such fees, and all costs and expenses (including attorneys' fees) incurred by the Agent and/or any Lender in connection therewith.

          7.17 BUSINESS CONDUCTED. The Borrower shall not and shall not permit the Parent or any of its Subsidiaries to, engage directly or indirectly, in any line of business other than the businesses in which any thereof are engaged on the Closing Date and any business reasonably related thereto.

          7.18 LIENS. None of the Borrower, the Parent nor any of its Subsidiaries shall create, incur, assume, or permit to exist any Lien on any property now owned or hereafter acquired by any of them, except Permitted Liens, and Liens, if any, in effect as of the Closing Date described in SCHEDULE 6.9 securing Debt described in SCHEDULE 6.9 and Liens securing Capital Leases and purchase money Debt permitted in SECTION 7.13.

          7.19 SALE AND LEASEBACK TRANSACTIONS. None of the Borrower, the Parent nor any of its Subsidiaries shall, directly or indirectly, enter into any arrangement with any Person providing for the Borrower, the Parent or such Subsidiary to lease or rent property that the Borrower, the Parent or such Subsidiary has sold or will sell or otherwise transfer to such Person.

          7.20 NEW SUBSIDIARIES. Neither the Parent nor the Borrower shall, directly or indirectly, organize, create, acquire or permit to exist any Subsidiary other than those listed on SCHEDULE 6.5.

          7.21 FISCAL YEAR. Neither the Parent nor the Borrower shall change its Fiscal Year.

          7.22 CAPITAL EXPENDITURES. The Parent shall not make any Capital Expenditures. Neither the Borrower nor any of its Subsidiaries shall make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by the Borrower and its Subsidiaries on a consolidated basis, in excess of insurance proceeds or condemnation awards, would exceed $18,500,000 during the Fiscal Year ending March 31, 2004 or $20,500,000 during any Fiscal Year thereafter. To the extent that the aggregate amount of Capital Expenditures of the Borrower and the Subsidiaries during a Fiscal Year is less than the amount that is permitted by the preceding sentence (the result of such permitted amount minus the actual amount of Capital Expenditures during a Fiscal Year being the "UNUSED AMOUNT"), the aggregate amount of Capital Expenditures that may be made by the Borrower and the Subsidiaries during the next succeeding Fiscal Year will be the sum of the amount otherwise permitted by the preceding sentence plus the Unused Amount from the previous Fiscal Year.

          7.23 FIXED CHARGE COVERAGE RATIO. The Borrower will have a Fixed Charge Coverage Ratio of not less than 1.00 to 1.00 (a) for the one-fiscal quarter period ended December 31, 2003, (b) for the two-fiscal quarter period ended March 31, 2004 (taken together as one accounting period), (c) for the three-fiscal quarter period ended June 30, 2004 (taken together as one accounting

                                       36
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period) and (d) thereafter for each Four Quarter Period ended on the last day of each fiscal quarter, in each case measured at the end of the applicable period.

          7.24 USE OF PROCEEDS. The Borrower shall not, and shall not suffer or permit any Subsidiary to, borrow under this Agreement or otherwise use any portion of Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Borrower or others incurred to purchase or carry Margin Stock (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) without the prior written consent of the Required Lenders, for any purpose or in any manner that would cause or result in any portion of the interest, or any other amount hereunder in excess of the Dollar Equivalent of $2,000,000 in the aggregate from the Closing Date to the date of determination, to be or being deducted or deductible in computing the Borrower's income earned in Canada for any taxation year, for Canadian federal or provincial income tax purposes.

          7.25 PROCEEDS FROM SURPLUS CASH DEPOSITS. Borrower, to the extent that, at the close of business on any Business Day, it has on deposit in any Canadian bank accounts unapplied cash exceeding the Dollar Equivalent of $1,000,000 in the aggregate (calculated in accordance with GAAP), shall within one (1) Business Day transfer such unapplied cash to an account in the United States subject to a Blocked Account Agreement in favor of Agent.

          7.26 FURTHER ASSURANCES. The Borrower shall execute and deliver, or cause to be executed and delivered, to the Agent and/or the Lenders such documents and agreements, and shall take or cause to be taken such actions, as the Agent or any Lender may, from time to time in the exercise of the Agent's Commercial Judgment, request to carry out the terms and conditions of this Agreement and the other Loan Documents.

                                    ARTICLE 8
                              CONDITIONS OF LENDING

          8.1 CONDITIONS PRECEDENT TO MAKING OF LOANS ON THE CLOSING DATE. The obligation of the Lenders to make the initial Revolving Loans on the Closing Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit on the Closing Date, are subject to the following conditions precedent:

                (a) This Agreement and the other Loan Documents shall have been executed and delivered by each party thereto and the Borrower shall have performed and complied with all covenants, agreements and conditions contained herein and the other Loan Documents which are required to be performed or complied with by the Borrower before or on such Closing Date.

                (b) All representations and warranties made hereunder and in the other Loan Documents shall be true and correct in all material respects as if made on such date.

                (c) No Default or Event of Default shall have occurred and be continuing after giving effect to the Loans to be made and the Letters of Credit to be issued on the Closing Date.

                (d) The Agent and the Lenders shall have received opinions of counsel for the Borrower and its Subsidiaries in substantially the forms of EXHIBITS L-1 through L-3 hereto.

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

                (e) The Borrower shall have consummated the issuance of the Senior Notes and shall have delivered to the Agent a certified copy of the Senior Note Indenture and all material security documents related thereto, all in form and substance acceptable to the Agent in the Agent's Commercial Judgment.

                (f) The Agent shall have received (i) a payoff letter with respect to the Existing Credit Facility together with all termination documents required under (g) (ii) below, and (ii) evidence of repayment or defeasance of the Existing Notes, all in form and substance satisfactory to the Agent in the Agent's Commercial Judgment.

                (g) The Agent shall have received:

                    (i) acknowledgment copies of proper financing statements, duly filed on or before the Closing Date under the UCC or PPSA of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the Agent's Liens; and

                    (ii) duly executed UCC-3 and PPSA Termination Statements and such other instruments, in form and substance satisfactory to the Agent, as shall be necessary to terminate and satisfy all Liens on the Property of the Borrower and its Subsidiaries except Permitted Liens.

                (h) The Borrower shall have paid the following items in connection with the transactions contemplated by this Agreement and the Loan
Documents: (i) all reasonable out-of-pocket costs and expenses of the Agent or the Documentation Agent (the "Co-Arrangers") (including legal fees of one counsel for the Co-Arrangers), including without limitation costs and expenses of (A) Co-Arrangers' due diligence, including field examinations, appraisals and environmental audits, and (B) preparing, administering, syndicating and enforcing all documents executed in connection with this Agreement, plus (ii) a $850 per day per field examiner charge, in addition to all out-of-pocket expenses for field examinations.

                (i) The Agent shall have received, in form, scope, and substance, reasonably satisfactory to the Agent, evidence of all insurance coverage as required by this Agreement together with an executed lender's loss payable endorsement.

                (j) All proceedings taken in connection with the execution of this Agreement, the 2003 Recapitalization, all other Loan Documents and all documents and papers relating thereto shall be satisfactory in form, scope, and substance to the Agent.

                (k) After giving effect to all Revolving Loans (including such Revolving Loans made to finance the Closing Fee or otherwise as reimbursement for fees, costs and expenses then payable under this Agreement) made on the Closing Date and with all its obligations current, the Borrower shall have Availability of at least $20,000,000. No minimum or excess Availability levels will be required after the Closing Date.

                (l) Without limiting the generality of the items described above, the Borrower and each Person guarantying or securing payment of the Obligations shall have delivered or caused to be delivered to the Agent (in form and substance reasonably satisfactory to the Agent in the Agent's Commercial Judgment), the financial statements, instruments, resolutions, documents, agreements, certificates, opinions and other items set forth on the "Closing Checklist" delivered by the Agent to the Borrower prior to the Closing Date.

          The acceptance by the Borrower of any Loans made or Letters of Credit issued on the Closing Date shall be deemed to be a representation and warranty made by the Borrower to the effect that all of the conditions precedent to the making of such Loans or the issuance of such Letters of Credit have been satisfied, with the same effect as delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of the Borrower, dated the Closing Date, to such effect.

          Execution and delivery to the Agent by a Lender of a counterpart of this Agreement shall be deemed confirmation by such Lender that (i) all conditions precedent in this SECTION 8.1 have been fulfilled to the satisfaction of such Lender, (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart of this Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in this SECTION 8.1, and (iii) all documents sent to such Lender for approval consent, or satisfaction were acceptable to such Lender.

          8.2 CONDITIONS PRECEDENT TO EACH LOAN. The obligation of the Lenders to make each Loan, including the initial Revolving Loans on the Closing Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit shall be subject to the further conditions precedent that on and as of the date of any such extension of credit:

                (a) The following statements shall be true, and the acceptance by the Borrower of any extension of credit shall be deemed to be a statement to the effect set forth in CLAUSES (i), (ii) and (iii) with the same effect as the delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer, dated the date of such extension of credit, stating that:

                    (i) The representations and warranties contained in this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such extension of credit as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing by the Borrower that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty; and

                    (ii) No event has occurred and is continuing, or would result from such extension of credit, which constitutes a Default or an Event of Default; and

                    (iii) No event has occurred and is continuing, or would result from such extension of credit, which has had or would reasonably be expected to have a Material Adverse Effect.

                (b) No such Borrowing shall exceed Availability, PROVIDED, HOWEVER, that the foregoing conditions precedent are not conditions to each Lender participating in or reimbursing the Bank or the Agent for such Lenders' Pro Rata Share of any Non-Ratable Loan or Agent Advance made in accordance with the provisions of SECTIONS 1.2(h) and (i).

                                       39
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                                    ARTICLE 9
                                DEFAULT; REMEDIES

          9.1 EVENTS OF DEFAULT. It shall constitute an event of default ("EVENT OF DEFAULT") if any one or more of the following shall occur for any reason:

                (a) any failure by the Borrower to pay the principal of or interest or premium on any of the Obligations or any fee or other amount owing hereunder when due, whether upon demand or otherwise;

                (b) any representation or warranty made or deemed made by the Borrower in this Agreement or by the Borrower or any of its Subsidiaries in any of the other Loan Documents, any Financial Statement, or any certificate furnished by the Borrower or any of its Subsidiaries at any time to the Agent or any Lender shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished;

                (c) (i) any default shall occur in the observance or performance of any of the covenants and agreements contained in SECTIONS 5.2(k), 7.2, 7.9 THROUGH 7.24 (OTHER THAN CLAUSE (iv) THEREOF), or Section 11 of the Security Agreement, (ii) any default shall occur in the observance or performance of any of the covenants and agreements contained in SECTIONS 5.2 (OTHER THAN 5.2(k)), 5.3, 7.5 OR 7.25 and such default shall continue for three (3) Business Days or more; or (iii) any default shall occur in the observance or performance of any of the other covenants or agreements contained in any other Section of this Agreement or any other Loan Document, and such default shall continue for thirty
(30) days or more after written notice thereof shall have been given to the Borrower by the Agent;

                (d) any default shall occur with respect to any Debt (other than the Obligations) of the Borrower or any of its Subsidiaries in an outstanding principal amount which exceeds $5,000,000, or under any agreement or instrument under or pursuant to which any such Debt may have been issued, created, assumed, or guaranteed by the Borrower or any of its Subsidiaries, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of any such Debt to accelerate, the maturity of any such Debt; or any such Debt shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

                (e) the Borrower or any of its Subsidiaries shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or file any proposal or notice of intent to file a proposal or otherwise commence any action or proceeding seeking reorganization, arrangement, consolidation or readjustment of its debts or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy, insolvency, liquidation, winding up, corporate or similar act or law, state, provincial or federal, now or hereafter existing including, without limitation, the Companies' Creditors Arrangement Act (Canada) or the Bankruptcy and Insolvency Act (Canada) (the "BIA"), or consent to, approve of, or acquiesce in, any such petition, proposal, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, administrator, trustee or similar officer for it or for all or any part of its property; (iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due;

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                (f) an involuntary petition or proposal shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of the debts of the Borrower or any of its Subsidiaries or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy, insolvency, liquidation, winding up, corporate or similar act or law, state, provincial or federal, now or hereafter existing including, without limitation, the Companies' Creditors Arrangement Act (Canada) or the BIA and such petition, proposal or proceeding shall not be dismissed within ninety (90) days after the filing or commencement thereof or an order of relief shall be entered with respect thereto;

                (g) a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for the Borrower or any of its Subsidiaries or for all or any part of its property shall be appointed or a warrant of attachment, execution, writ of seizure or seizure and sale or similar process shall be issued against any part of the property of the Borrower or any of its Subsidiaries or any distress or analogous process is levied upon all or any part of the Borrower or its Subsidiaries;

                (h) all or a material part of the properties of the Borrower or any of its Subsidiaries (other than an Immaterial Subsidiary) shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such property or of the Borrower or such Subsidiary shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority or any other Person, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

                (i) any Loan Document shall be terminated, revoked or declared void or invalid or unenforceable or challenged by the Borrower or any other obligor;

                (j) one or more judgments, orders, decrees or arbitration awards is entered against the Borrower involving liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) of $3,000,000 or more as to any single or related series of transactions, incidents or conditions, or $6,000,000 or more in the aggregate, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of thirty (30) days after the entry thereof;

                (k) any loss, theft, damage or destruction of any item or items of Collateral or other property of the Borrower or any Subsidiary occurs which could reasonably be expected to cause a Material Adverse Effect and is not adequately covered by insurance;

                (l) there is filed against the Borrower or any of its Subsidiaries any action, suit or proceeding under any federal or state racketeering statute (including the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding (i) is not dismissed within one hundred twenty (120) days, and (ii) could reasonably be expected to result in the confiscation or forfeiture of any material portion of the Collateral;

                (m) for any reason other than the failure of the Agent to take any action available to it to maintain perfection of the Agent's Liens, pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any Lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected and prior to all other Liens (other than Permitted Liens) or is terminated, revoked or declared void;

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                (n) an ERISA Event shall occur with respect to a Pension Plan or
Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under applicable laws in an aggregate amount in excess of $3,000,000; (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds an amount that has, or would reasonably be expected to have, a Material Adverse Effect; (iii) the Borrower or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $3,000,000; or (iv) any Lien (save for contribution amounts not yet due) arises in connection with any Plan; or

                (o) there occurs a Change of Control.

          9.2   REMEDIES.

                (a) If a Default or an Event of Default exists, the Agent may, in its discretion, and shall, at the direction of the Required Lenders, do one or more of the following at any time or times and in any order, without notice to or demand on the Borrower: (i) reduce the Maximum Revolver Amount, or the advance rates against Eligible Accounts and/or Eligible Inventory used in computing the Borrowing Base, or reduce one or more of the other elements used in computing the Borrowing Base; (ii) restrict the amount of or refuse to make Revolving Loans; and (iii) restrict or refuse to provide Letters of Credit or Credit Support. If an Event of Default exists, the Agent shall, at the direction of the Required Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on the Borrower: (A) terminate the Commitments and this Agreement; (B) declare any or all Obligations to be immediately due and payable; PROVIDED, HOWEVER, that upon the occurrence of any Event of Default described in SECTIONS 9.1(e), 9.1(f), or 9.1(g), the Commitments shall automatically and immediately expire and all Obligations shall automatically become immediately due and payable without notice or demand of any kind; (C) require the Borrower to cash collateralize all outstanding Letter of Credit Obligations; and (D) pursue its other rights and remedies under the Loan Documents and applicable law.

                (b) If an Event of Default has occurred and is continuing: (i) the Agent shall have for the benefit of the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the Loan Documents and the UCC, PPSA and the Mortgages Act of Ontario;
(ii) the Agent may, at any time, take possession of the Collateral and keep it on the Borrower's premises, at no cost to the Agent or any Lender, or remove any part of it to such other place or places as the Agent may desire, or the Borrower shall, upon the Agent's demand, at the Borrower's cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; and (iii) the Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, the Borrower agrees that any notice by the Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC, PPSA and the Mortgages Act of Ontario or otherwise, shall constitute reasonable notice to the Borrower if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least five (5) Business Days prior to such action to the Borrower's address specified in or pursuant to
SECTION 13.8. If any Collateral is sold on terms other

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than payment in full at the time of sale, no credit shall be given against the
Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to the Borrower. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, the Borrower irrevocably waives:
(A) the posting of any bond, surety or security with respect thereto which might otherwise be required; (B) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (C) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. The Borrower agrees that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, the Borrower's labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and the Borrower's rights under all licenses and all franchise agreements shall inure to the Agent's benefit for such purpose. The proceeds of sale shall be applied first to all expenses of sale, including attorneys' fees, and then to the Obligations. The Agent will return any excess to the Borrower and the Borrower shall remain liable for any deficiency.

                (c) If an Event of Default occurs, the Borrower hereby waives, to the extent permitted by applicable law, all rights to notice and hearing prior to the exercise by the Agent of the Agent's rights to repossess the Collateral without judicial process or to reply, attach or levy upon the Collateral without notice or hearing.

                                   ARTICLE 10
                              TERM AND TERMINATION

          10.1 TERM AND TERMINATION. The term of this Agreement shall end on the Stated Termination Date unless sooner terminated in accordance with the terms hereof. The Agent upon direction from the Required Lenders may terminate this Agreement without notice upon the occurrence of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including all unpaid principal, accrued and unpaid interest and any early termination or prepayment fees or penalties) shall become immediately due and payable and the Borrower shall immediately arrange for the cancellation and return of Letters of Credit then outstanding. Notwithstanding the termination of this Agreement, until all Obligations are indefeasibly paid and performed in full in cash, the Borrower shall remain bound by the terms of this Agreement and shall not be relieved of any of its Obligations hereunder or under any other Loan Document, and the Agent and the Lenders shall retain all their rights and remedies hereunder (including the Agent's Liens in and all rights and remedies with respect to all then existing and after-arising Collateral).

                                   ARTICLE 11
          AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS

          11.1  AMENDMENTS AND WAIVERS.

                (a) No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Agent at the written request of the Required Lenders) and the Borrower and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given;

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

PROVIDED, HOWEVER, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and the Borrower and acknowledged by the Agent, do any of the following:

                    (i)    increase or extend the Commitment of any Lender;

                    (ii) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

                    (iii) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

                    (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

                    (v) increase any of the percentages set forth in the definition of the Borrowing Base;

                    (vi) amend this Section or any provision of this Agreement providing for consent or other action by all Lenders;

                    (vii) release any Guaranties of the Obligations or release Collateral other than as permitted by SECTION 12.11;

                    (viii) change the definition of "Required Lenders"; or

                    (ix) increase the Maximum Revolver Amount or Letter of Credit Subfacility;

PROVIDED, HOWEVER, the Agent may, in its sole discretion and notwithstanding the limitations contained in CLAUSES (v) and (ix) above and any other terms of this Agreement, make Agent Advances in accordance with SECTION 1.2(i) and, PROVIDED FURTHER, that no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document and PROVIDED FURTHER, that SCHEDULE 1.1 hereto (Commitments) may be amended from time to time by Agent alone to reflect assignments of Commitments in accordance herewith.

                (b) If any fees are paid to the Lenders as consideration for amendments, waivers or consents with respect to this Agreement, at Agent's election, such fees may be paid only to those Lenders that agree to such amendments, waivers or consents within the time specified for submission thereof.

                (c) If, in connection with any proposed amendment, waiver or consent (a "Proposed Change"):

                    (i) requiring the consent of all Lenders, the consent of Required Lenders is obtained, but the consent of other Lenders is not obtained (any such

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

          Lender whose consent is not obtained as described in this clause (i) and in clause (ii) below being referred to as a "Non-Consenting Lender"), or

                    (ii) requiring the consent of Required Lenders, the consent of Required Lenders is obtained,

then, so long as the Agent is not a Non-Consenting Lender, at the Borrower's request, the Agent or an Eligible Assignee shall have the right (but not the obligation) with the Agent's approval, to purchase from the Non-Consenting Lenders, and the Non-Consenting Lenders agree that they shall sell, all the Non-Consenting Lenders' Commitments for an amount equal to the principal balances thereof and all accrued interest and fees with respect thereto through the date of sale pursuant to Assignment and Acceptance Agreement(s), without premium or discount.

          11.2  ASSIGNMENTS; PARTICIPATIONS.

                (a) Any Lender may assign and delegate to one or more Eligible Assignees (each an "ASSIGNEE") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $1,000,000 (provided that, unless an assignor Lender has assigned and delegated all of its Loans and Commitments, no such assignment and/or delegation shall be permitted unless, after giving effect thereto, such assignor Lender retains a Commitment in a minimum amount of $5,000,000); PROVIDED, HOWEVER, that the Borrower and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrower and the Agent an Assignment and Acceptance in the form of EXHIBIT F ("ASSIGNMENT AND ACCEPTANCE") together with any note or notes subject to such assignment and
(iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $3,500 (unless such assignment is made in connection with the Initial Syndication). The Borrower agrees to promptly execute and deliver new promissory notes and replacement promissory notes as reasonably requested by the Agent to evidence assignments of the Loans and Commitments in accordance herewith.

                (b) From and after the date that the Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in Letters of Credit and Credit Support have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and
(ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto or the attachment, perfection, or priority of any Lien granted by the Borrower to the Agent or any Lender in the Collateral; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers, including the discretionary rights and incidental power, as are reasonably incidental thereto; and (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                (d) Immediately upon satisfaction of the requirements of SECTION 11.2(a), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender PRO TANTO.

                (e) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of the Borrower (a "PARTICIPANT") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; PROVIDED, HOWEVER, that (i) the originating Lender's obligations under this Agreement shall remain unchanged,
(ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrower and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document except the matters set forth in SECTION 11.1(a)(i), (ii) and (iii), and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent and subject to the same limitation as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

                (f) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

                                   ARTICLE 12
                                    THE AGENT

          12.1 APPOINTMENT AND AUTHORIZATION. Each Lender hereby designates and appoints Bank as its Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this ARTICLE 12. The provisions of this
ARTICLE 12 are solely for the benefit of the Agent and the Lenders and the Borrower shall have no rights as a third party beneficiary of any of the provisions contained herein. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Borrowing Base, (b) the making of Agent Advances pursuant to
SECTION 1.2(i), and (c) the exercise of remedies pursuant to SECTION 9.2, and any action so taken or not taken shall be deemed consented to by the Lenders.

          12.2 DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

          12.3  LIABILITY OF AGENT. None of the Agent-Related Persons shall
(i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower or any Subsidiary or Affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of the Borrower's Subsidiaries or Affiliates.

          12.4 RELIANCE BY AGENT. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or all Lenders if so required by SECTION 11.1) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

          12.5 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with SECTION 9; PROVIDED, HOWEVER, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

          12.6 CREDIT DECISION. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower and its Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of any of the Agent-Related Persons.

          12.7 INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), in accordance with their Pro Rata Shares, from and against any and all Indemnified Liabilities as such term is defined in SECTION 13.11; PROVIDED, HOWEVER, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its Pro Rata Share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

          12.8 AGENT IN INDIVIDUAL CAPACITY. The Bank and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Subsidiaries and Affiliates as though the Bank were not the Agent hereunder and without notice to or consent of the Lenders. The Bank or its Affiliates may receive information regarding the Borrower, its Affiliates and Account Debtors (including information that may be subject to confidentiality obligations in favor of the Borrower or such Subsidiary) and acknowledge that the Agent and the Bank shall be under no obligation to provide such information to them. With respect to its Loans, the Bank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" include the Bank in its individual capacity.

          12.9 SUCCESSOR AGENT. The Agent may resign as Agent upon at least 30 days' prior notice to the Lenders and the Borrower, such resignation to be effective upon the acceptance of a successor agent to its appointment as Agent. In the event the Bank sells all of its Commitment and Revolving Loans as part of a sale, transfer or other disposition by the Bank of substantially all of its loan portfolio, the Bank shall resign as Agent and such purchaser or transferee shall become the successor Agent hereunder. Subject to the foregoing, if the Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this ARTICLE 12 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

          12.10 WITHHOLDING TAX.

                (a) If any Lender is not a U.S. Person within the meaning of the Code, such Lender agrees with and in favor of the Agent, to deliver to the Agent, with a copy to the Borrower:

                    (i) if such Lender claims a complete exemption from withholding tax under a United States of America tax treaty, two properly completed and executed

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          copies of IRS Form W-8BEN (or successor form) before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year (or such other time as a previously delivered form becomes obsolete) during which interest may be paid under this Agreement;

                    (ii) if such Lender claims that interest paid under this Agreement is exempt from United States of America withholding tax because it is effectively connected with a United States of America trade or business of such Lender, two properly completed and executed copies of IRS Form W-8ECI (or successor form) before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender (or such other time as a previously delivered form becomes obsolete) during which interest may be paid under this Agreement, and IRS Form W-9 (or any successor form); or

                    (iii) such other form or forms as may be required under the Code or other laws of the United States of America as a condition to a complete exemption from United States of America withholding tax.

Such Lender agrees to promptly notify the Agent and the Borrower of any change in circumstances which would modify or render invalid any claimed exemption.

                (b) If any Lender claims exemption from withholding tax under a United States of America tax treaty by providing IRS Form W-8BEN and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to notify the Agent and the Borrower of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrower to such Lender. To the extent of such percentage amount, the Agent and the Borrower will treat such Lender's IRS Form W-8BEN as no longer valid.

                (c) If any Lender claiming exemption from United States of America withholding tax by filing IRS Form W-8ECI with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                (d) Each Lender agrees with and in favor of the Agent to deliver to the Agent, with a copy to the Borrower, two properly completed and executed copies of IRS Form W-9 (or successor form) before any payment of interest in the first calendar year during which interest must be paid under this Agreement.

                (e) If the IRS or any other Governmental Authority of the United States of America or other jurisdiction asserts a claim that the Agent or the Borrower did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent and the Borrower of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent or the Borrower fully for all amounts paid, directly or indirectly, by the Agent or the Borrower as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent or the Borrower under this Section, together with all costs and

                                       50
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expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

          12.11 COLLATERAL MATTERS.

                (a) The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Agent's Liens upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrower of all Loans and reimbursement obligations in respect of Letters of Credit and Credit Support, and the termination of all outstanding Letters of Credit (whether or not any of such obligations are due) and all other Obligations; (ii) constituting property being sold or disposed of if the Borrower certifies to the Agent that the sale or disposition is made in compliance with SECTION 7.9 (and the Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which the Borrower owned no interest at the time the Lien was granted or at any time thereafter; or (iv) constituting property leased to the Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement. Except as provided above, the Agent will not release any of the Agent's Liens without the prior written authorization of the Lenders; PROVIDED that the Agent may, in its discretion, release the Agent's Liens on Collateral valued in the aggregate not in excess of $500,000 during each Fiscal Year without the prior written authorization of the Lenders and the Agent may release the Agent's Liens on Collateral valued in the aggregate not in excess of $1,000,000 during each Fiscal Year with the prior written authorization of Required Lenders. Upon request by the Agent or the Borrower at any time, the Lenders will confirm in writing the Agent's authority to release any Agent's Liens upon particular types or items of Collateral pursuant to this SECTION 12.11.

                (b) Upon receipt by the Agent of any authorization required pursuant to SECTION 12.11(a) from the Lenders of the Agent's authority to release Agent's Liens upon particular types or items of Collateral, and upon at least five (5) Business Days prior written request by the Borrower, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Agent's Liens upon such Collateral; PROVIDED, HOWEVER, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Borrower in respect of) all interests retained by the Borrower, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

                (c) The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by the Borrower or is cared for, protected or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

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          12.12 RESTRICTIONS ON ACTIONS BY LENDERS; SHARING OF PAYMENTS.

                (a) Each of the Lenders agrees that it shall not, without the express consent of all Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of all Lenders, set off against the Obligations, any amounts owing by such Lender to the Borrower or any accounts of the Borrower now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken any action to enforce its rights under this Agreement or against the Borrower, including the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

                (b) If at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations of the Borrower to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender's ratable portion of all such distributions by the Agent, such Lender shall promptly (1) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; PROVIDED, HOWEVER, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

          12.13 AGENCY FOR PERFECTION. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders' security interest in assets which, in accordance with Article 9 of the UCC or the applicable provisions of the PPSA can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or in accordance with the Agent's instructions.

          12.14 PAYMENTS BY AGENT TO LENDERS. All payments to be made by the Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to each Lender pursuant to wire transfer instructions delivered in writing to the Agent on or prior to the Closing Date (or if such Lender is an Assignee, on the applicable Assignment and Acceptance), or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium or interest on the Revolving Loans or otherwise. Unless the Agent receives notice from the Borrower prior to the date on which any payment is due to the Lenders that the Borrower will not make such payment in full as and when required, the Agent may assume that the Borrower has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower has not made such payment in full to the

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Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

          12.15 SETTLEMENT.

                (a) (i)    Each Lender's funded portion of the Revolving Loans
          is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, the Bank, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by the Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, the Non-Ratable Loans and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

                    (ii) The Agent shall request settlement ("Settlement") with the Lenders on at least a weekly basis, or on a more frequent basis at Agent's election, (A) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan, (B) for itself, with respect to each Agent Advance, and (C) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone or other similar form of transmission, of such requested Settlement, no later than 12:00 noon (New York City time) on the date of such requested Settlement (the "Settlement Date"). Each Lender (other than the Bank, in the case of Non-Ratable Loans and the Agent in the case of Agent Advances) shall transfer the amount of such Lender's Pro Rata Share of the outstanding principal amount of the Non-Ratable Loans and Agent Advances with respect to each Settlement to the Agent, to Agent's account, not later than 2:00 p.m. (New York City time), on the Settlement Date applicable thereto. Settlements may occur during the continuation of a Default or an Event of Default and whether or not the applicable conditions precedent set forth in
          Article 8 have then been satisfied. Such amounts made available to the Agent shall be applied against the amounts of the applicable Non-Ratable Loan or Agent Advance and, together with the portion of such Non-Ratable Loan or Agent Advance representing the Bank's Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount is not transferred to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Revolving Loans (A) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan, and (B) for itself, with respect to each Agent Advance.

                    (iii) Notwithstanding the foregoing, not more than one (1) Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a Non-Ratable Loan or Agent Advance), each other Lender (A) shall irrevocably and unconditionally purchase and receive from the Bank or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such Non-Ratable Loan or Agent Advance equal to such Lender's Pro Rata Share of such Non-Ratable Loan or Agent Advance

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

          and (B) if Settlement has not previously occurred with respect to such Non-Ratable Loans or Agent Advances, upon demand by Bank or Agent, as applicable, shall pay to Bank or Agent, as applicable, as the purchase price of such participation an amount equal to one-hundred percent (100%) of such Lender's Pro Rata Share of such Non-Ratable Loans or Agent Advances. If such amount is not in fact made available to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after such demand and thereafter at the Interest Rate then applicable to Base Rate Loans.

                    (iv) From and after the date, if any, on which any Lender purchases an undivided interest and participation in any Non-Ratable Loan or Agent Advance pursuant to CLAUSE (iii) above, the Agent shall promptly distribute to such Lender, such Lender's Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such Non-Ratable Loan or Agent Advance.

                    (v) Between Settlement Dates, the Agent, to the extent no Agent Advances are outstanding, may pay over to the Bank any payments received by the Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to the Bank's Revolving Loans including Non-Ratable Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to the Bank's Revolving Loans (other than to Non-Ratable Loans or Agent Advances in which such Lender has not yet funded its purchase of a participation pursuant to clause (iii) above), as provided for in the previous sentence, the Bank shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, the Bank with respect to Non-Ratable Loans, the Agent with respect to Agent Advances, and each Lender with respect to the Revolving Loans other than Non-Ratable Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by the Bank, the Agent and the other Lenders.

                    (vi) Unless the Agent has received written notice from a Lender to the contrary, the Agent may assume that the applicable conditions precedent set forth in ARTICLE 8 have been satisfied and the requested Borrowing will not exceed Availability on any Funding Date for a Revolving Loan or Non-Ratable Loan.

                (b) LENDERS' FAILURE TO PERFORM. All Revolving Loans (other than Non-Ratable Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, (ii) no failure by any Lender to perform its obligation to make any Revolving Loans hereunder shall excuse any other Lender from

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its obligation to make any Revolving Loans hereunder, and (iii) the obligations of each Lender hereunder shall be several, not joint and several.

                (c) DEFAULTING LENDERS. Unless the Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent that Lender's Pro Rata Share of a Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Funding Date. Furthermore, the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If any Lender has not transferred its full Pro Rata Share to the Agent in immediately available funds and the Agent has transferred corresponding amount to the Borrower on the Business Day following such Funding Date that Lender shall make such amount available to the Agent, together with interest at the Federal Funds Rate for that day. A notice by the Agent submitted to any Lender with respect to amounts owing shall be conclusive, absent manifest error. If each Lender's full Pro Rata Share is transferred to the Agent as required, the amount transferred to the Agent shall constitute that Lender's Revolving Loan for all purposes of this Agreement. If that amount is not transferred to the Agent on the Business Day following the Funding Date, the Agent will notify the Borrower of such failure to fund and, upon demand by the Agent, the Borrower shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the Interest Rate applicable at the time to the Revolving Loans comprising that particular Borrowing. The failure of any Lender to make any Revolving Loan on any Funding Date (any such Lender, prior to the cure of such failure, being hereinafter referred to as a "Defaulting Lender") shall not relieve any other Lender of its obligation hereunder to make a Revolving Loan on that Funding Date. No Lender shall be responsible for any other Lender's failure to advance such other Lenders' Pro Rata Share of any Borrowing.

                (d) RETENTION OF DEFAULTING LENDER'S PAYMENTS. The Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrower to the Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. In its discretion, the Agent may loan Borrower the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so loaned to the Borrower shall bear interest at the rate applicable to Base Rate Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans, PROVIDED, HOWEVER, that for purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a "Lender". Until a Defaulting Lender cures its failure to fund its Pro Rata Share of any Borrowing (A) such Defaulting Lender shall not be entitled to any portion of the Unused Line Fee and (B) the Unused Line Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such requested Borrowing and shall be allocated among such performing Lenders ratably based upon their relative Commitments. This Section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by the Borrower of its duties and obligations hereunder.

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          12.16 LETTERS OF CREDIT; INTRA-LENDER ISSUES.

                (a) NOTICE OF LETTER OF CREDIT BALANCE. On each Settlement Date the Agent shall notify each Lender of the issuance of all Letters of Credit since the prior Settlement Date.

                (b) PARTICIPATIONS IN LETTERS OF CREDIT.

                    (i) PURCHASE OF PARTICIPATIONS. Immediately upon issuance of any Letter of Credit in accordance with SECTION 1.4(d), each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation equal to such Lender's Pro Rata Share of the face amount of such Letter of Credit or the Credit Support provided through the Agent to the Letter of Credit Issuer, if not the Bank, in connection with the issuance of such Letter of Credit (including all obligations of the Borrower with respect thereto, and any security therefor or guaranty pertaining thereto).

                    (ii) SHARING OF REIMBURSEMENT OBLIGATION PAYMENTS. Whenever the Agent receives a payment from the Borrower on account of reimbursement obligations in respect of a Letter of Credit or Credit Support as to which the Agent has previously received for the account of the Letter of Credit Issuer thereof payment from a Lender, the Agent shall promptly pay to such Lender such Lender's Pro Rata Share of such payment from the Borrower. Each such payment shall be made by the Agent on the next Settlement Date.

                    (iii) DOCUMENTATION. Upon the request of any Lender, the Agent shall furnish to such Lender copies of any Letter of Credit, Credit Support for any Letter of Credit, reimbursement agreements executed in connection therewith, applications for any Letter of Credit, and such other documentation as may reasonably be requested by such Lender.

                    (iv) OBLIGATIONS IRREVOCABLE. The obligations of each Lender to make payments to the Agent with respect to any Letter of Credit or with respect to their participation therein or with respect to any Credit Support for any Letter of Credit or with respect to the Revolving Loans made as a result of a drawing under a Letter of Credit and the obligations of the Borrower for whose account the Letter of Credit or Credit Support was issued to make payments to the Agent, for the account of the Lenders, shall be irrevocable and shall not be subject to any qualification or exception whatsoever, including any of the following circumstances:

                          (1) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                          (2) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower or any other Person and the beneficiary named in any Letter of Credit);

                          (3) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                          (4) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

                          (5) the occurrence of any Default or Event of Default; or

                          (6) the failure of the Borrower to satisfy the applicable conditions precedent set forth in ARTICLE 8.

                (c) RECOVERY OR AVOIDANCE OF PAYMENTS; REFUND OF PAYMENTS IN ERROR. In the event any payment by or on behalf of the Borrower received by the Agent with respect to any Letter of Credit or Credit Support provided for any Letter of Credit and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it. Unless the Agent receives notice from the Borrower prior to the date on which any payment is due to the Lenders that the Borrower will not make such payment in full as and when required, the Agent may assume that the Borrower has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

                (d) INDEMNIFICATION BY LENDERS. To the extent not reimbursed by the Borrower and without limiting the obligations of the Borrower hereunder, the Lenders agree to indemnify the Letter of Credit Issuer ratably in accordance with their respective Pro Rata Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Letter of Credit Issuer in any way relating to or arising out of any Letter of Credit or the transactions contemplated thereby or any action taken or omitted by the Letter of Credit Issuer under any Letter of Credit or any Loan Document in connection therewith; PROVIDED that no Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Letter of Credit Issuer promptly upon demand for its Pro Rata Share of any costs or expenses payable by the Borrower to the Letter of Credit Issuer, to the extent that the Letter of Credit Issuer is not promptly reimbursed for such costs and expenses by the Borrower. The agreement contained in this Section shall survive payment in full of all other Obligations.

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

          12.17 CONCERNING THE COLLATERAL AND THE RELATED LOAN DOCUMENTS. Each Lender authorizes and directs the Agent to enter into the other Loan Documents, for the ratable benefit and obligation of the Agent and the Lenders. Each Lender agrees that any action taken by the Agent or the Required Lenders in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Agent or the Required Lenders of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders. The Lenders acknowledge that the Revolving Loans Agent Advances, Non-Ratable Loans, Hedge Agreements, Bank Products and all interest, fees and expenses hereunder constitute one Debt, secured pari passu by all of the Collateral.

          12.18 FIELD AUDIT AND EXAMINATION REPORTS; DISCLAIMER BY LENDERS. By signing this Agreement, each Lender:

                (a) is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by or on behalf of the Agent;

                (b) expressly agrees and acknowledges that neither the Bank nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

                (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or the Bank or other party performing any audit or examination will inspect only specific information regarding the Borrower and will rely significantly upon the Borrower's books and records, as well as on representations of the Borrower's personnel;

                (d) agrees to keep all Reports confidential and strictly for its internal use, and not to distribute except to its participants, or use any Report in any other manner; and

                (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of the Borrower; and (ii) to pay and protect, and indemnify, defend and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including Attorney Costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

          12.19 RELATION AMONG LENDERS. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.

          12.20 CO-AGENTS. None of the Lenders identified on the facing page or signature pages of this Agreement as a "co-agent" or a "documentation agent" or a "syndication agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified as a "co-agent" or a "documentation agent" or a "syndication agent" shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                   ARTICLE 13
                                  MISCELLANEOUS

          13.1 NO WAIVERS; CUMULATIVE REMEDIES. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among the Borrower and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent's and each Lender's rights thereafter to require strict performance by the Borrower of any provision of this Agreement. The Agent and the Lenders may proceed directly to collect the Obligations without any prior recourse to the Collateral. The Agent's and each Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.

          13.2 SEVERABILITY. The illegality or unenforceability of any provision of this Agreement or any Loan Document or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

          13.3  GOVERNING LAW; CHOICE OF FORUM; SERVICE OF PROCESS.

                (a) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES OF AMERICA LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE

ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

                (c) THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 13.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

          13.4 WAIVER OF JURY TRIAL. THE BORROWER, THE LENDERS AND THE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWER, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          13.5 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the Borrower's representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents.

          13.6 OTHER SECURITY AND GUARANTIES. The Agent, may, without notice or demand and without affecting the Borrower's obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

          13.7 FEES AND EXPENSES. The Borrower agrees to pay to the Agent, for its benefit, on demand, all reasonable costs and expenses that Agent pays or incurs in connection with the negotiation, preparation, syndication, consummation, administration, enforcement, and termination of this Agreement or any of the other Loan Documents, including: (a) Attorney Costs; (b) costs and expenses (including attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches and title insurance; (d) taxes, fees and other charges for recording the Mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent's Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of Agreement); (e) sums paid or incurred to pay any amount or take any action required of the Borrower under the Loan Documents that the Borrower fails to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, including travel, lodging, and meals for inspections of the Collateral and the Borrower's operations by the Agent plus the Agent's then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $850 per day (or portion thereof) for each Person retained or employed by the Agent with respect to each field examination or audit); and (g) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral. Notwithstanding the foregoing, Borrower shall not be responsible for the costs and expenses of any third party retained by any Co-Arranger after the date of the Fee Letter and prior to the Closing Date unless the Borrower shall have previously approved the engagement (including the material terms thereof) of such third party. The Co-Arrangers hereby confirm that they have disclosed to the Borrower all third parties retained by them in connection with this Agreement as of the date hereof. In addition, if an Event of Default exists or if the Loans have been accelerated, the Borrower agrees to pay all costs and expenses incurred by the Agent (including reasonable Attorneys' Costs) to the Agent, for its benefit, on demand, and to the other Lenders for their benefit, on demand, and all reasonable fees, expenses and disbursements incurred by such other Lenders for one law firm retained by such other Lenders, in each case, paid or incurred to obtain payment of the Obligations, enforce the Agent's Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent or any Lender arising out of the transactions contemplated hereby (including preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other directly contrary provisions of the Loan Documents regarding costs and expenses to be paid by the Borrower. All of the foregoing costs and expenses shall be charged to the Borrower's Loan Account as Revolving Loans as described in SECTION 3.7.

          13.8 NOTICES. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

          If to the Agent or to the Bank:

                Bank of America, N.A.
                335 Madison Avenue
                New York, New York  10017
                Attention: Business Credit-
                           Account Executive
                Telephone: (704) 503-7230
                Telecopy: (704) 503-7899

                with copies to:

          If to the Borrower:

                c/o ACG Holdings, Inc.
                100 Winner's Circle
                Brentwood, Tennessee 37027
                Attention: Patrick W. Kellick
                Telephone: (615)377-0377
                Telecopy: (615)377-0348

or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

          13.9 WAIVER OF NOTICES. Unless otherwise expressly provided herein, the Borrower waives presentment, and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on the Borrower which the Agent or any Lender may elect to give shall entitle the Borrower to any or further notice or demand in the same, similar or other circumstances.

          13.10 BINDING EFFECT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; PROVIDED, HOWEVER, that no interest herein may be assigned by the Borrower without prior written consent of the Agent and each Lender. The rights and benefits of the Agent and the Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.

          13.11 INDEMNITY OF THE AGENT AND THE LENDERS BY THE BORROWER.

                (a) The Borrower agrees to defend, indemnify and hold the Agent-Related Persons, and each Lender and each of its respective officers, directors, employees, counsel, representatives, agents and attorneys-in-fact (each, an "INDEMNIFIED PERSON") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement, any other Loan Document, or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto, but excluding however Taxes and Other Taxes as to which the terms of Section 4.1 shall provide the exclusive remedy available to the Lenders (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"); PROVIDED, that the Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities that are determined by a court of competent jurisdiction in a final nonappealable judgment to have resulted primarily from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

                (b) The Borrower agrees to indemnify, defend and hold harmless the Agent and the Lenders from any loss or liability directly or indirectly arising out of (i) the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance relating to the Borrower's operations, business or property or (ii) any non-compliance with the Environmental Laws relating to Borrower's operations, business or property. This indemnity will apply whether the hazardous substance is on, under or about the Borrower's property or operations or property leased to the Borrower. The indemnity includes but is not limited to Attorneys Costs. The indemnity extends to the Agent and the Lenders, their parents, affiliates, subsidiaries and all of their directors, officers, employees, agents, successors, attorneys and assigns. "Hazardous substances" means any substance, material, waste, pollutant or contaminant that is or becomes designated, regulated or actionable under any Environmental Laws, including petroleum, petroleum products, natural gas, mold or fungi. This indemnity will survive repayment of all other Obligations.

          13.12 LIMITATION OF LIABILITY. NO CLAIM MAY BE MADE BY THE BORROWER, ANY LENDER OR OTHER PERSON AGAINST THE AGENT, ANY LENDER, OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, REPRESENTATIVES, AGENTS OR ATTORNEYS-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND THE BORROWER AND EACH LENDER HEREBY WAIVE, RELEASE AND AGREE NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

          13.13 FINAL AGREEMENT. This Agreement and the other Loan Documents are intended by the Borrower, the Agent and the Lenders to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof except for the Fee Letter. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan

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Document shall be made, except by a written agreement signed by the Borrower and a duly authorized officer of each of the Agent and the requisite Lenders.

          13.14 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by the Agent, each Lender and the Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          13.15 CAPTIONS. The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

          13.16 RIGHT OF SETOFF. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender or any Affiliate of such Lender to or for the credit or the account of the Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SET-OFF, BANKER'S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF THE BORROWER HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN UNANIMOUS CONSENT OF THE LENDERS.

          13.17 CONFIDENTIALITY.

                (a) The Borrower hereby consents that the Agent and each Lender may issue and disseminate to the public general information describing the credit accommodation entered into pursuant to this Agreement, including the name and address of the Borrower and a general description of the Borrower's business and may use the Borrower's name in advertising and other promotional material; PROVIDED that no such information, advertising or promotional materials shall contain the name of or make any other reference to any shareholder of the Borrower or any Affiliate of such shareholder (other than the Documentation Agent in its capacity as such and as a Lender).

                (b) Each Lender severally agrees to take precautions and exercise due care in accordance with customary practice in the banking industry to maintain the confidentiality of all information identified as "confidential" or "secret" by the Borrower and provided to the Agent or such Lender by or on behalf of the Borrower, under this Agreement or any other Loan Document, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Agent or such Lender, or
(ii) was or becomes available on a nonconfidential basis from a source other than the Borrower, PROVIDED that such source is not bound by a confidentiality agreement with the Borrower known to the Agent or such Lender; PROVIDED, HOWEVER, that the Agent and any Lender may disclose such information (1) at the request or pursuant to any requirement of any Governmental Authority to which the Agent or such Lender is subject or in connection with an examination of the Agent or such Lender by any such Governmental Authority; (2) pursuant to subpoena or other court process; (3) when required to do so in accordance with the provisions of any applicable Requirement of Law; (4) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Agent, any Lender or their respective Affiliates may be party; (5) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (6) to the Agent's or such Lender's independent auditors, accountants, attorneys and other professional advisors; (7) to any prospective Participant or Assignee under any Assignment and Acceptance, actual or potential, PROVIDED that such prospective Participant or Assignee agrees to keep such information confidential to the same extent required of the Agent and the Lenders hereunder; (8) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Borrower is party or is deemed party with the Agent or such Lender, and (9) to its Affiliates. Notwithstanding anything herein to the contrary, the information subject to this Section 13.17(b) shall not include, and the Agent and each Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Agent or such Lender relating to such tax treatment and tax structure; PROVIDED that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transactions as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

          13.18 CONFLICTS WITH OTHER LOAN DOCUMENTS. Unless otherwise expressly provided in this Agreement (or in another Loan Document by specific reference to the applicable provision contained in this Agreement), if any provision contained in this Agreement conflicts with any provision of any other Loan Document, the provision contained in this Agreement shall govern and control.

          13.19 JUDGMENT CURRENCY. If for the purpose of obtaining judgment in any court it is necessary to convert an amount due hereunder in the currency in which it is due (the "Original Currency") into another currency (the "Second Currency"), the rate of exchange applied shall be that at which, in accordance with normal banking procedures, the Agent could purchase in the New York foreign exchange market, the Original Currency with the Second Currency on the date two
(2) Business Days preceding that on which judgment is given. The Borrower agrees that its obligation in respect of any Original Currency due from it hereunder shall, notwithstanding any judgment or payment in such other currency, be discharged only to the extent that, on the Business Day following the date the Agent receives payment of any sum so adjudged to be due hereunder in the Second Currency, the Agent may, in accordance with normal banking procedures, purchase, in the New York foreign exchange market, the Original Currency with the amount of the Second Currency so paid; and if the amount of the Original Currency so purchased or that could have been so purchased is less than the amount originally due in the Original Currency, the Borrower agrees as a separate obligation and notwithstanding any such payment or judgment to indemnify the Agent against such loss. The term "rate of exchange" in this Section 13.19 means the spot rate at which the Agent, in accordance with normal practices, is able on the relevant date to purchase the Original Currency with the Second Currency, and includes any premium and costs of exchange payable in connection with such purchase.

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

          13.20 IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

          IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                      BORROWER:

                                      AMERICAN COLOR GRAPHICS, INC.

                                      By:
                                             -----------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------

                                      ADMINISTRATIVE AGENT AND
                                      COLLATERAL AGENT:

                                      BANK OF AMERICA, N.A., as the Agent

                                      By:
                                             -----------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------

                                      DOCUMENTATION AGENT:

                                      MORGAN STANLEY SENIOR FUNDING, INC.,
                                      as Documentation Agent

                                      By:
                                             -----------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------

                                      GECC CAPITAL MARKETS GROUP INC., as
                                      Syndication Agent

                                      By:
                                             -----------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------

                                      LENDERS:

                                      BANK OF AMERICA, N.A., as a Lender

                                      By:
                                             -----------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------

                                      MORGAN STANLEY SENIOR FUNDING, INC.,
                                      as a Lender

                                      By:
                                             -----------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------

                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      as a Lender

                                      By:
                                             -----------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------

                                     ANNEX A
                                       TO
                                CREDIT AGREEMENT

DEFINITIONS

          Capitalized terms used in the Loan Documents shall have the following respective meanings (unless otherwise defined therein), and all section references in the following definitions shall refer to sections of the
Agreement:

          "ACCOUNTS" means all of the Credit Parties now owned or hereafter acquired or arising accounts, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

          "ACCOUNT DEBTOR" means each Person obligated in any way on or in connection with an Account, Chattel Paper or General Intangibles (including a payment intangible).

          "ACH TRANSACTIONS" means any cash management or related services including the automatic clearing house transfer of funds by the Bank for the account of the Borrower pursuant to agreement or overdrafts.

          "ADJUSTED NET EARNINGS FROM OPERATIONS" means, with respect to any fiscal period of the Parent, the Parent's consolidated net income after provision for income taxes for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, excluding, on an after-tax basis for the purpose of calculating Permitted Distributions only, any and all of the following included in such net income: (a) gain or loss arising from the sale of any capital assets; (b) gain arising from any write-up in the book value of any asset; (c) earnings of any Person, substantially all the assets of which have been acquired by the Parent or its Subsidiaries in any manner, to the extent realized by such other Person prior to the date of acquisition; (d) earnings of any unconsolidated entity in which the Parent or any of its Subsidiaries has an ownership interest unless (and only to the extent) such earnings shall actually have been received by the Parent or any Subsidiary in the form of cash distributions; (e) earnings of any Person to which assets of the Parent or any Subsidiary shall have been sold, transferred or disposed of, or into which the Parent or any Subsidiary shall have been merged, or which has been a party with the Parent or any Subsidiary to any consolidation or other form of reorganization, prior to the date of such transaction; (f) gain or loss arising from the acquisition of debt or equity securities of the Parent or any Subsidiary or from cancellation or forgiveness of Debt; (g) gain or loss arising (y) from extraordinary items, as determined in accordance with GAAP, or (z) from any other unusual or non-recurring transaction, (h) the 2003 Recapitalization, including, without limitation, all fees, expenses and other costs incurred in connection therewith and the write-off of unamortized deferred financing costs.

          "AFFILIATE" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or which owns, directly or indirectly, ten percent (10%) or more of the outstanding equity interest of such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

          "AGENT" means the Bank, solely in its capacity as agent for the Lenders, and any successor agent.

          "AGENT ADVANCES" has the meaning specified in SECTION 1.2(i).

          "AGENT'S COMMERCIAL JUDGMENT" means the commercially reasonable judgment of the Agent as to credit or, where applicable, other matters, in each case exercised in good faith.

          "AGENT'S LIENS" means the Liens in the Collateral granted to the Agent, for the benefit of the Lenders, Bank, and Agent pursuant to this Agreement and the other Loan Documents.

          "AGENT-RELATED PERSONS" means the Agent, together with its Affiliates, and the officers, directors, employees, counsel, representatives, agents and attorneys-in-fact of the Agent and such Affiliates.

          "AGGREGATE REVOLVER OUTSTANDINGS" means, at any date of determination: the sum of (a) the unpaid balance of Revolving Loans, (b) the aggregate amount of Pending Revolving Loans, (c) one hundred percent (100%) of the aggregate undrawn face amount of all outstanding Letters of Credit, and (d) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit.

          "AGREEMENT" means the Credit Agreement to which this ANNEX A is attached, as from time to time amended, modified or restated.

          "ANNIVERSARY DATE" means each anniversary of the Closing Date.

          "APPLICABLE MARGIN" means

          (i) with respect to Base Rate Loans and all other Obligations (other than LIBOR Rate Loans), 1.50%; and

          (ii)  with respect to LIBOR Revolving Loans, 2.50%.

          The Applicable Margins shall be adjusted (up or down) prospectively on a quarterly basis as determined by the Borrower's Fixed Charge Coverage Ratio for the Four Quarter Period most recently ended, commencing with the first day of the first calendar month that occurs more than 5 days after delivery of the Borrower's quarterly Financial Statements to Lenders for the fiscal quarter ending December 31, 2003 (the "Initial Adjustment Date"). Adjustments in Applicable Margins shall be determined by reference to the following grids:

              IF FIXED CHARGE                 LEVEL OF
              COVERAGE RATIO IS:              APPLICABLE MARGINS:
              ------------------------------  -------------------
              Greater than or                 Level I
              equal to 1.50 to 1.00

              Greater than or equal to 1.25   Level II
              to 1.00 but less  than 1.50 to
              1.00

              Less than 1.25 to 1.00          Level III

              LOW TO HIGH

                                             APPLICABLE MARGINS
                                             ------------------
                                             LEVEL I        LEVEL II       LEVEL III
                                             -------        --------       ---------
              Base Rate Loans                1.00%          1.25%          1.50%
              LIBOR Loans                    2.00%          2.25%          2.50%

          All adjustments in the Applicable Margins after the Initial Adjustment Date shall be implemented for a three calendar month period on a prospective basis, for each three calendar month period commencing at least 5 days after the date of delivery to the Lenders of quarterly unaudited or annual audited (as applicable) Financial Statements evidencing the need for an adjustment. Concurrently with the delivery of those Financial Statements, the Borrower shall deliver to the Agent and the Lenders a certificate, signed by its chief financial officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins. Failure to timely deliver such Financial Statements shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required. If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, no reduction may occur until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.

          "APPLICABLE VALUE" means, as to any Inventory at any time, the lower of (a) cost of such Inventory at such time (calculated in accordance with GAAP on a first-in, first-out basis) or (b) market value of such Inventory at such time.

          "APPRAISAL DATE" means each of (a) the Closing Date, (b) any date upon which the Agent receives results of an appraisal conducted by an Eligible Appraiser at the Agent's request which, so long as no Event of Default exists, shall not be requested more frequently than once during each twelve month period following the date that is one year after the Closing Date and (c) any other date on which results are received by the Agent of an appraisal conducted by an Eligible Appraiser at the Borrower's request or, if an Event of Default exists, the Agent's request.

          "APPRAISAL VALUE" means (a) with respect to Equipment, the orderly liquidation value, net of expenses, of any asset established on the most recently occurring Appraisal Date by an appraisal conducted by an Eligible Appraiser and (b) with respect to Real Estate, market value established on the most recently occurring Appraisal Date by an appraisal conducted by an Eligible Appraiser in accordance with the Agent's then current credit policy, which shall not be materially different from then current policies in the asset based lending industry in general. It is the Agent's intent to utilize the appraisers previously used and to obtain "desktop" appraisals where appropriate; PROVIDED that the Agent retains discretion to change appraisers and require full appraisals in the exercise of the Agent's Commercial Judgment and otherwise when an Event of Default has occurred and is continuing. It is understood by the parties that Appraisal Value is used solely for the purpose of determining the amount that may be advanced against the relevant assets, and that such values may not necessarily reflect the true fair values or fair salable values of such assets.

          "ASSIGNEE" has the meaning specified in SECTION 11.2(a).

          "ASSIGNMENT AND ACCEPTANCE" has the meaning specified in SECTION 11.2(a).

          "ATTORNEY COSTS" means and includes all reasonable fees, expenses and disbursements of any law firm or other counsel engaged by the Agent, and, if an Event of Default exists, the reasonably allocated costs and expenses of internal legal services of the Agent.

          "AVAILABILITY" means, at any time (a) the lesser of (i) the Maximum Revolver Amount or (ii) the Borrowing Base, MINUS (b) Reserves other than Reserves deducted in the calculation of the Borrowing Base, MINUS (c) in each case, the Aggregate Revolver Outstandings.

          "BANK" means Bank of America, N.A., a national banking association, or any successor entity thereto.

          "BANK PRODUCTS" means any one or more of the following types of services or facilities extended to the Borrower by a Providing Lender or any affiliate of the Providing Lender in reliance (unless waived by such Affiliate) on the Providing Lender's agreement to indemnify such Affiliate: (i) credit cards; (ii) ACH Transactions; (iii) cash management, including controlled disbursement services; and (iv) Hedge Agreements.

          "BANK PRODUCT RESERVES" means all reserves which the Agent from time to time establishes in the Agent's Commercial Judgment for the Bank Products then provided or outstanding.

          "BANKRUPTCY CODE" means Title 11 of the United States Code (11 U.S.C.
Section 101 ET SEQ.).

          "BASE RATE" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by the Bank in Charlotte, North Carolina as its "prime rate" (the "prime rate" being a rate set by the Bank based upon various factors including the Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate). Any change in the prime rate announced by the Bank shall take effect at the opening of business on the day specified in the public announcement of such change. Each Interest Rate based upon the Base Rate shall be adjusted simultaneously with any change in the Base Rate.

          "BASE RATE LOANS" means a Revolving Loan during any period in which it bears interest based on the Base Rate.

          "BLOCKED ACCOUNT AGREEMENT" means agreements among the Borrower, the Agent and a Clearing Bank, substantially in form attached hereto as EXHIBIT K, concerning the collection of payments which represent the proceeds of Accounts or of any other Collateral and include, without limitation, blocked account agreements requiring activation by the Agent.

          "BORROWING" means a borrowing hereunder consisting of Revolving Loans made on the same day by the Lenders to the Borrower or by Bank in the case of a Borrowing funded by Non-Ratable Loans or by the Agent in the case of a Borrowing consisting of an Agent Advance, or the issuance of Letters of Credit hereunder.

          "BORROWING BASE" means, at any time, an amount equal to

          (a)   the sum of

                    (i) eighty-five percent (85%) of the Net Amount of Eligible Accounts; PLUS

                    (ii) eighty percent (80%) of the Net Amount of Eligible Unbilled Accounts; PLUS

                    (iii) sixty-five percent (65%) of the Applicable Value of Eligible Inventory; PLUS

                    (iv)   the lesser of

                           (A)   the Fixed Asset Maximum and

                           (B) the sum of (1) eighty percent (80%) of the Appraisal Value of Eligible Equipment plus (2) fifty percent (50%) of the Appraisal Value of Mortgaged Property minus

          (b) Reserves from time to time established by the Agent in the Agent's Commercial Judgment;

PROVIDED, HOWEVER, at no time shall the amount of the Borrowing Base derived from Eligible Equipment and Mortgaged Property under clause (iv) above exceed 50% of the total amount of the Borrowing Base.

          "BORROWING BASE CERTIFICATE" means a certificate by a Responsible Officer of the Borrower, substantially in the form of EXHIBIT B (or another form acceptable to the Agent) setting forth the calculation of the Borrowing Base, including a calculation of each component thereof. All calculations of the Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Borrower and certified to the Agent; PROVIDED, that the Agent shall have the right to review and adjust, in the exercise of the Agent's Commercial Judgment, any such calculation to the extent that such calculation is not in accordance with this Agreement.

          "BUSINESS DAY" means (a) any day that is not a Saturday, Sunday, or a day on which banks in New York, New York or Charlotte, North Carolina are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Rate Loans, any day that is a Business Day pursuant to CLAUSE (a) above and that is also a day on which trading in Dollars is carried on by and between banks in the London interbank market.

          "CANADIAN BRANCH" means all operations, business or otherwise, carried on in Canada, including, without limitation, the operations and business carried on at the plant located 3565 Eagle Street, Stevensville, Ontario.

          "CANADIAN SECURITY AGREEMENT" means that certain General Security Agreement dated as of the Closing Date by and between the Borrower and the Agent covering certain personal property located in Canada, as hereafter modified, amended or supplemented from time to time.

          "CAPITAL ADEQUACY REGULATION" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

          "CAPITAL EXPENDITURES" means all payments due (whether or not paid during any fiscal period) in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one year and a cost in excess of $2,500 if made in the Borrower's American Color operations and $5,000 if made in the Borrower's Retail and Newspaper operations, including, without limitation, those costs arising in connection with the direct or indirect acquisition of such asset by way of increased product or service charges or in connection with a Capital Lease.

          "CAPITAL LEASE" means any lease of property by the Borrower which, in accordance with GAAP, should be reflected as a capital lease on the balance sheet of the Borrower.

          "CHANGE OF CONTROL" means an event or series of events by which:

          (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than the Permitted Holders and treating all Permitted Holders as if they were not members of any such "person" or "group", becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire (such right, an "OPTION RIGHT"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 40% or more of the equity securities of the Parent entitled to vote for members of the board of directors or equivalent governing body of the Parent on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

          (b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Parent cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause
     (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); or

          (c) The Permitted Holders shall cease to be the direct or indirect beneficial owner of more than 40% of the equity securities of the Parent entitled to vote for members of the board of directors or equivalent governing body of the Parent; or

          (d) the Parent shall cease to be the direct beneficial owner of all of the equity securities of the Borrower.

          "CHATTEL PAPER" means all of the Credit Parties' now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.

          "CLEARING BANK" means the Bank or any other U.S. or Canadian banking institution with whom a Payment Account has been established pursuant to a Blocked Account Agreement.

          "CLOSING DATE" means the date of this Agreement.

          "CLOSING FEE" has the meaning specified in SECTION 2.4.

          "CO-ARRANGERS" has the meaning given to such term in SECTION 8.1(h).

          "CODE" means the Internal Revenue Code of 1986, as amended, or any successor statute thereto.

          "COLLATERAL" means all of the Credit Parties' real and personal property and all other assets of any Person from time to time subject to Agent's Liens securing payment or performance of the Obligations.

          "COMMITMENT" means, at any time with respect to a Lender, the principal amount set forth beside such Lender's name under the heading "COMMITMENT" on SCHEDULE 1.1 attached to the Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of SECTION 11.2, as such Commitment may be adjusted from time to time in accordance with the provisions of SECTION 11.2, and "COMMITMENTS" means, collectively, the aggregate amount of the commitments of all of the Lenders.

          "CONTAMINANT" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or any constituent of any such substance or waste.

          "CONTINUATION/CONVERSION DATE" means the date on which a Loan is converted into or continued as a LIBOR Rate Loan.

          "CREDIT PARTY" means the Borrower, the Parent and any other Guarantor.

          "CREDIT SUPPORT" has the meaning specified in SECTION 1.4(a).

          "DEBT" means, without duplication, all liabilities, obligations and indebtedness of the Parent, the Borrower or any Subsidiary to any Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, in each case with respect to indebtedness for borrowed money or the deferred purchase price of property, excluding trade payables, but including (a) all Obligations; (b) all obligations and liabilities of any Person secured by any Lien on the Borrower's property, even though the Borrower shall not have assumed or become liable for the payment thereof; PROVIDED, HOWEVER, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the Borrower prepared in accordance with GAAP; (c) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by the Borrower, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; PROVIDED, HOWEVER, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the Borrower prepared in accordance with GAAP; (d) all obligations and liabilities under Guaranties and (e) the present value (discounted at the Base Rate then in effect) of lease payments due under synthetic leases.

          "DEFAULT" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

          "DEFAULT RATE" means a fluctuating per annum interest rate at all times equal to the sum of (a) the otherwise applicable Interest Rate PLUS (b) two percent (2%) per annum. Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, the Default Rate shall result in an increase in the Letter of Credit Fee by two percent (2%) per annum.

          "DEFAULTING LENDER" has the meaning specified in SECTION 12.15(c).

          "DEPOSIT ACCOUNTS" means all "deposit accounts" as such term is defined in the UCC, now or hereafter held in the name of any Credit Party.

          "DESIGNATED ACCOUNT" has the meaning specified in SECTION 1.2(c).

          "DIGISCOPE LOAN' means any revolving loan made and outstanding from time to time under the commitment of the Borrower to lend to Digiscope LLC on a revolving basis no more than $150,000 outstanding at any one time during the period from the date hereof until June 5, 2004, and no more than outstanding at any one time $100,000 thereafter until June 5, 2005.

          "DISTRIBUTION" means, in respect of any corporation: (a) the payment or making of any dividend or other distribution of property in respect of capital stock (or any options or warrants for, or other rights with respect to, such stock) of such corporation, other than distributions in capital stock (or any options or warrants for such stock) of the same class; or (b) the redemption or other acquisition by such corporation of any capital stock (or any options or warrants for such stock) of such corporation.

          "DOCUMENTS" means all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by any Credit Party.

          "DOL" means the United States Department of Labor or any successor department or agency.

          "DOLLAR" and "$" means dollars in the lawful currency of the United States. Unless otherwise specified, all payments under the Agreements shall be made in Dollars.

          "DOLLAR EQUIVALENT" means, at any time, with respect to any amount denominated in any currency other than Dollars: (a) solely for purposes of determining compliance with the requirements of Section 7.24 or Section 7.25 at any time, the equivalent amount thereof determined by the Borrower on the basis of the exchange rate set forth under "Exchange Rates" in the most-recently published edition of the WALL STREET JOURNAL and (b) for any other purpose under this Agreement (including if an exchange rate cannot be determined as provided in the foregoing clause (a)), the equivalent amount thereof in Dollars as determined by the Agent at such time on the basis of the Spot Rate for the purchase of Dollars with such other Currency. "SPOT RATE" for a currency means the rate quoted by the Agent as the spot rate for the purchase by the Agent of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m., New York time, on the date two Business Days prior to the date as of which the foreign exchange computation is made.

          "EBITDA" means, with respect to any fiscal period of the Parent, Adjusted Net Earnings from Operations, PLUS, to the extent deducted in the determination of Adjusted Net Earnings from Operations for that fiscal period, Interest Expense, Federal, state, local, foreign and deferred income tax expense, depreciation and amortization, PLUS restructuring charges, severance expenses and other non-recurring charges accrued during such period and MINUS restructuring charges, severance expenses and other non-recurring charges paid during such period whether or not such charges and expenses were accrued during such period; PROVIDED, HOWEVER, there shall be excluded from the immediately foregoing deduction up to $2,000,000 of such restructuring charges, severance expenses and other non-recurring charges accrued during the Fiscal Year ended March 31, 2002, and the Fiscal Year ended March 31, 2003 of the Borrower and unpaid as of the Closing Date.

          "ELIGIBLE ACCOUNTS" means the Accounts arising from the rendition of services or sale of goods by a Credit Party which in the Agent's Commercial Judgment it determines to be Eligible Accounts. Without limiting the ability of the Agent to establish other criteria of ineligibility, Eligible Accounts shall not, unless the Agent in the Agent's Commercial Judgment elects, include any
Account:

          (a) with respect to which more than 90 days have elapsed since the date of the original invoice therefor or which is more than 60 days past due;

          (b) with respect to which any of the representations, warranties, covenants, and agreements contained in the Security Agreement are incorrect or have been breached;

          (c) with respect to which Account (or any other Account due from such Account Debtor), in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected because of insufficient funds in, or closure of, the account on which the item was drawn;

          (d) which represents a progress billing (as hereinafter defined) or as to which the Borrower has extended the time for payment without the consent of the Agent; for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon the Borrower's completion of any further performance under the contract or agreement; the foregoing provisions with respect to progress billings shall not render ineligible any otherwise Eligible Account arising under a contract covered by the Fixed Fee Contract Reserve;

          (e) with respect to which any one or more of the following events has occurred to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, consolidation, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, winding up, liquidation or similar corporate statutes or similar laws of Canada, any province thereof or the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Federal Bankruptcy Code; the institution by or against the Account Debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States, Canada or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

          (f) owed by an Account Debtor with respect to which fifty percent (50%) or more of the aggregate Dollar amount of outstanding Accounts owed at such time by such Account Debtor is classified as ineligible under CLAUSE (a) above;

          (g) owed by an Account Debtor which: (i) does not maintain its chief executive office in the United States of America or Canada; or (ii) is not organized under the laws of the United States of America or Canada or any state or province thereof; or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account is secured or payable by a letter of credit satisfactory to the Agent in the Agent's Commercial Judgment;

          (h) owed by an Account Debtor which is an Affiliate or employee of the Borrower;

          (i) owed by an Account Debtor which has been classified as being on "Credit Hold" by the Borrower;

          (i) except as provided in CLAUSE (k) below, with respect to which either the perfection, enforceability, or validity of the Agent's Liens in such Account, or the Agent's right or ability to obtain direct payment to the Agent of the proceeds of such Account, is governed by any federal, state, provincial or local statutory requirements other than those of the UCC (for U.S. Accounts) and the PPSA (for Canadian Accounts);

          (j) owed by an Account Debtor to which the Borrower or any of its Subsidiaries, is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Agent to waive setoff rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

          (k) owed by the government of the United States of America, Canada or any department, agency, public corporation, or other instrumentality thereof, unless in the case of the United States of America the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 3727 ET SEQ.), and any other steps necessary to perfect the Agent's Liens therein, have been complied with to the Agent's satisfaction with respect to such Account;

          (l) owed by any state, province, municipality, or other political subdivision of the United States of America or Canada, or any department, agency, public corporation, or other instrumentality thereof and as to which the Agent determines in the Agent's Commercial Judgment that its Lien therein is not or cannot be perfected;

          (m) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

          (n) which is evidenced by a promissory note or other instrument or by chattel paper;

          (o) if the Agent believes, in the Agent's Commercial Judgment, that the prospect of collection of such Account is impaired or that the Account may not be paid by reason of the Account Debtor's financial inability to pay;

          (p) with respect to which the Account Debtor is located in any state requiring the filing of a notice of business activities report or similar report in order to permit the Borrower to seek judicial enforcement in such State of payment of such Account, unless such Borrower has qualified to do business in such state or has filed a notice of business activities report or equivalent report for the then current year;

          (q) which arises out of a sale not made in the ordinary course of the Borrower's business;

          (r) with respect to which the goods giving rise to such Account have not been shipped and have not been rejected by the Account Debtor or the services giving rise to such Account have not been performed by the Borrower, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services; the foregoing provisions requiring shipment and non-rejection of goods or performance and acceptance of services shall not in and of itself render ineligible any otherwise Eligible Account arising under a contract covered by the Fixed Fee Contract Reserve;

          (s) owed by an Account Debtor which is obligated to the Borrower respecting Accounts the aggregate unpaid balance of which exceeds twenty percent (20%) of the aggregate unpaid balance of all Accounts owed to the Borrower at such time by all of the Borrower's Account Debtors, but only to the extent of such excess; or

          (t) which is not subject to a first priority and perfected security interest in favor of the Agent for the benefit of the Lenders.

          If any Account at any time ceases to be an Eligible Account, then such Account shall promptly be excluded from Eligible Accounts.

          "ELIGIBLE APPRAISER" means (a) with respect to Equipment, (i) AccuVal Associates, Inc. and (ii) any other independent appraiser acceptable to the Agent in the Agent's Commercial Judgment and, so long as no Event of Default is continuing, the Borrower, and (b) with respect to Real Estate, any independent real estate appraiser acceptable to the Agent in the Agent's Commercial Judgment and selected using the Agent's customary business practices.

          "ELIGIBLE ASSIGNEE" means (a) a Lender; (b) an Affiliate of a Lender;
(c) any financial institution becoming a Lender in connection with the Initial Syndication and (d) any other commercial financial institution having total assets in excess of $1,000,000,000 approved by (i) the Agent and (ii) unless a Default or Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed).

          "ELIGIBLE EQUIPMENT" means all Equipment which the Agent, in the Agent's Commercial Judgment, determines to be Eligible Equipment. Without limiting the ability of the Agent to establish other criteria of ineligibility, Eligible Equipment shall not, unless the Agent in the Agent's Commercial Judgment elects, include any Equipment:

          (a)   that is not owned by the Borrower;

          (b) that is not subject to the Agent's Liens, which are first priority and perfected as to such Equipment or that is subject to any other Lien whatsoever;

          (c) as to which all of the representations, warranties and covenants contained in the Security Agreement are not true, correct and satisfied.

          (d) that is not in good repair and normal operating condition or which has not been maintained in accordance with the Borrower's historic maintenance program, including annual and preventative maintenance and rebuilds;

          (e)   that is obsolete; or

          (f) that is not located on Mortgaged Property or at a Leased Facility subject to an acceptable Landlord Waiver.

          If any Equipment at any time ceases to be Eligible Equipment, such Equipment shall promptly be excluded from Eligible Equipment.

          "ELIGIBLE INVENTORY" means Inventory which the Agent, in the Agent's Commercial Judgment, determines to be Eligible Inventory. Without limiting the ability of the Agent to establish other criteria of ineligibility, Eligible Inventory shall not, unless the Agent in the Agent's Commercial Judgment elects, include any Inventory:

          (a)   that is not owned by the Borrower;

          (b) that is not subject to the Agent's Liens, which are perfected as to such Inventory, or that are subject to any other Lien whatsoever (other than the Liens described in CLAUSE (d) of the definition of Permitted Liens provided that such Permitted Liens (i) are junior in priority to the Agent's Liens or subject to Reserves and (ii) do not impair directly or indirectly the ability of the Agent to realize on or obtain the full benefit of the Collateral);

          (c)   that does not consist of finished goods or raw materials;

          (d) that consists of work-in-process, chemicals, samples, prototypes, supplies, or packing and shipping materials;

          (e) that is not in good condition, is unmerchantable, or does not meet all standards imposed by any Governmental Authority, having regulatory authority over such goods, their use or sale;

          (f) that is not currently either usable or salable, at prices approximating at least cost, in the normal course of the Borrower's business, or that is slow moving or stale;

          (g) that is obsolete or returned or repossessed or used goods taken in trade;

          (h) that is located outside the United States of America or Canada (or that is in-transit from vendors or suppliers);

          (i) that is located in a public warehouse or in possession of a bailee or in a facility leased by the Borrower, if the warehouseman, or the bailee, or the lessor has not delivered to the Agent, if requested by the Agent, a subordination agreement in form and substance satisfactory to the Agent or if a Reserve for rents or storage charges has not been established for Inventory at that location;

          (j) that contains or bears any Proprietary Rights licensed to a Borrower by any Person, if the Agent is not satisfied that it may sell or otherwise dispose of such Inventory in accordance with the terms of the Security Agreement and SECTION 9.2 without infringing the rights of the licensor of such Proprietary Rights or violating any contract with such licensor (and without payment of any royalties other than any royalties due with respect to the sale or disposition of such Inventory pursuant to the existing license agreement), and, as to which the Borrower has not delivered to the Agent a consent or sublicense agreement from such licensor in form and substance acceptable to the Agent if requested;

          (k) that is not reflected in the details of a current perpetual inventory report unless it is Inventory from the Borrower's Shakopee, Minnesota plant, in which case it need not be reflected in such report; or

          (l)   that is Inventory placed on consignment.

          If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from Eligible Inventory.

          "ELIGIBLE UNBILLED ACCOUNTS" means Accounts, other than pre-media Accounts (a) that have not been invoiced but have been treated as Accounts for less than thirty (30) days, (b) that represent completed portions of customer orders that have been printed and shipped or are ready to be shipped within a three day period and (c) that will be Eligible Accounts upon delivery of an invoice to the prospective Account Debtors.

          "ENVIRONMENTAL COMPLIANCE RESERVE" means any reserve which the Agent establishes in the Agent's Commercial Judgment after prior written notice to the Borrower from time to time for amounts that are reasonably likely to be expended by the Borrower in order for the Borrower and its operations and property (a) to comply with any notice from a Governmental Authority relating to alleged violation of any Environmental Law that would reasonably be expected to cause a Material Adverse Effect, or (b) to correct any such material non-compliance identified in a report delivered to the Agent and the Lenders pursuant to SECTION 7.7.

          "ENVIRONMENTAL LAWS" means all federal, provincial, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters.

          "ENVIRONMENTAL LIEN" means a Lien in favor of any Governmental Authority or any other Person for (a) any liability under Environmental Laws, or
(b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

          "EQUIPMENT" means all of the Credit Parties' now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by the Borrower or such Guarantor and all of the Borrower's and such Guarantor's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

          "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

          "ERISA AFFILIATE" means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

          "ERISA EVENT" means (a) a Reportable Event or Termination Event with respect to a Pension Plan, (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or employer under the PBA or a cessation of operations which is treated as such a withdrawal, (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or plan regulated or governed by the PBA or notification that a Multiemployer Plan or plan regulated or governed by the PBA is in reorganization, (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination, or the commencement of proceedings by the PBGC or other applicable Governmental Authority to terminate a Pension Plan or Multiemployer Plan, (e) the occurrence of an event or condition which might reasonably be expected to constitute grounds for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan,
(f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA or PBA or other applicable law of any jurisdiction, upon the Borrower or any ERISA Affiliate; or
(g) any failure to make or remit any Contribution when due in respect of any Plan.

          "EVENT OF DEFAULT" has the meaning specified in SECTION 9.1.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

          "EXISTING CREDIT FACILITY" means the credit facilities evidenced by that certain Credit Agreement dated as of August 15, 1995 and Amended and Restated as of May 8, 1998 by and among the Parent, the Borrower, GE Capital Corporation, as Documentation Agent, Morgan Stanley Senior Funding, Inc., as Syndication Agent, Bankers Trust Company, as Administrative Agent, and the financial institutions party thereto, as amended.

          "EXISTING NOTES" means the Borrower's 12 3/4% Senior Subordinated Notes Due 2005 issued pursuant to that certain Indenture, dated as of August 15, 1995, by and between the Borrower and NationsBank of Georgia, National Association, as trustee.

          "FACILITY GUARANTY" means each Guaranty Agreement between the Guarantor and the Agent for the benefit of the Agent and the Lenders, delivered as of the Closing Date, as the same may be amended, modified or supplemented.

          "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; PROVIDED that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Bank on such day on such transactions as determined by the Agent.

          "FEDERAL RESERVE BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

          "FEE LETTER" has the meaning given to such term in SECTION 2.4.

          "FINANCIAL STATEMENTS" means, according to the context in which it is used, the financial statements referred to in SECTIONS 5.2 AND 6.6 or any other financial statements required to be given to the Lenders pursuant to this Agreement.

          "FISCAL YEAR" means the Borrower's fiscal year for financial accounting purposes. The current Fiscal Year of the Borrower will end on March 31, 2004.

          "FIXED ASSET MAXIMUM" means $35,000,000.

          "FIXED ASSETS" means the Equipment and Real Estate of each Credit
Party.

          "FIXED CHARGE COVERAGE RATIO" means, with respect to any fiscal period of the Parent, the ratio of (a) EBITDA minus Capital Expenditures paid in cash during such period to (b) Fixed Charges.

          "FIXED CHARGES" means, with respect to any fiscal period of the Parent and its Subsidiaries on a consolidated basis, without duplication, Interest Expense (excluding amortization of deferred financing costs). all scheduled principal payments of Debt (but not Permitted Prepayments), and Federal, state, local and foreign income taxes paid in cash.

          "FIXED FEE CONTRACT RESERVE" means a Reserve to be applied against Accounts arising under contracts for the provision of printing services under which the customer pays a fixed monthly fee and shall be subject to upward or downward adjustment in the Agent's Commercial Judgment.

          "FOUR QUARTER PERIOD" a period of four full consecutive fiscal quarters of the Parent and its Subsidiaries, taken together as one accounting period.

          "FUNDING DATE" means the date on which a Borrowing occurs.

          "GAAP" means generally accepted accounting principles and practices set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the Closing Date.

          "GENERAL INTANGIBLES" means all of each Credit Party's now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of each Credit Party of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to such Credit Party in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to such Credit Party from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Credit Party is beneficiary, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to such Credit Party.

          "GOVERNMENTAL AUTHORITY" means any nation or government, any state, province, municipality, region or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing and any department, agency, board, commission, tribunal, committee or instrumentality of any of the foregoing.

          "GUARANTOR" means the Parent and each Subsidiary (other than the Borrower) providing a Facility Guaranty hereunder (which Guaranty shall be accompanied by all Security Instruments requested by the Agent in the Agent's Commercial Judgment).

          "GUARANTY" means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligations of any other Person (the "guaranteed obligations"), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services; PROVIDED, that the term "Guaranty" shall not include endorsements of instruments for deposit or collection in the ordinary course of business.

          "HEDGE AGREEMENT" means any and all transactions, agreements or documents now existing or hereafter entered into, which provides for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging the Borrower's exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

          "IMMATERIAL SUBSIDIARY" means a Subsidiary of the Borrower that has assets that total, when added to the assets of all other Immaterial Subsidiaries, not more than $300,000.

          "INITIAL SYNDICATION" means the assignments by Bank of America and Morgan Stanley Senior Funding, Inc. of portions of their Commitments hereunder that enable them to achieve their targeted Commitment levels set forth in the Fee Letter.

          "INSTRUMENTS" means all instruments as such term is defined in the UCC, now owned or hereafter acquired by the Credit Parties.

          "INTEREST EXPENSE" means, for any fiscal period, the aggregate amount of interest required to be paid or payable in cash by the Parent and its Subsidiaries during such period on all Debt of the Parent and its Subsidiaries during such period (including amortization of deferred financing costs), whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Capital Leases or synthetic leases, and including unused commitment fees, facility fees and similar fees or expenses in connection with the borrowing of money (including all fees and net expenses in connection with Hedge Agreements).

          "INTEREST PERIOD" means, as to any LIBOR Rate Loan, the period commencing on the Funding Date of such Loan or on the Continuation/Conversion Date on which the Loan is converted into or continued as a LIBOR Rate Loan, and ending on the date one, two, three, six or, with the approval of all the Lenders, twelve months thereafter as selected by the Borrower in its Notice of Borrowing, in the form attached hereto as EXHIBIT D, or Notice of Continuation/Conversion, in the form attached hereto as EXHIBIT E, provided that:

          (a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

          (b) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

          (c)   no Interest Period shall extend beyond the Stated Termination
 Date.

          "INTEREST RATE" means each or any of the interest rates, including the Default Rate, set forth in SECTION 2.1.

          "INVENTORY" means all of the Credit Parties' now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in the Credit Parties' business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

          "INVESTMENT PROPERTY" means all of the Credit Parties' right title and interest in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts.

          "IRS" means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

          "LANDLORD WAIVERS" means the Agreement of Landlord required by the Agent to be delivered by the landlord of each Leased Facility of the Borrower and any Subsidiary, substantially in the form of EXHIBIT G hereto, as amended, supplemented and restated from time to time.

          "LATEST PROJECTIONS" means: (a) on the Closing Date and thereafter until the Agent receives new projections pursuant to SECTION 5.2(e), the projections of the Parent's consolidated financial condition, results of operations, and cash flows, for the period commencing on April 1, 2003 and ending on March 31, 2006 and delivered to the Agent prior to the Closing Date; and (b) thereafter, the projections most recently received by the Agent pursuant to SECTION 5.2(e).

          "LEASED FACILITY" means the Pittsburg, California plant, the Sylacauga, Alabama plant and each other facility operated by the Borrower subject to a ground lease agreement identified by the Agent in the Agent's Commercial Judgment as material to the operations of the Borrower.

          "LEASE RELATED DOCUMENTS" means with respect to any Leased Facility
(a) environmental assessments and flood hazard certifications prepared by recognized experts in their respective fields selected by the Borrowers and acceptable to the Agent in the Agent's Commercial Judgment and containing results satisfactory to the Agent in the Agent's Commercial Judgment as of the Closing Date, (b) Landlord Waivers, (c) such opinions of local counsel with respect to any Leasehold Mortgage as the Agent may require as of the Closing Date, and (d) such other documentation as the Agent may require, in each case as shall be in form and substance acceptable to the Agent in the Agent's Commercial Judgment.

          "LEASEHOLD MORTGAGE" means, collectively, each leasehold mortgage or leasehold deed of trust with respect to a Leased Facility entered into on or after the Closing Date substantially in the form of EXHIBIT H-2 hereto, as amended, supplemented or restated from time to time, or similar mortgage instrument of the Borrower or any Guarantor now or hereafter entered into in connection with this Agreement to secure (a) all Obligations now existing or hereafter arising and (b) if applicable, its obligations as a Guarantor under the Facility Guaranty, as from time to time modified, amended, supplemented or amended and restated.

          "LENDER" and "LENDERS" have the meanings specified in the introductory paragraph hereof and shall include the Agent to the extent of any Agent Advance outstanding and the Bank to the extent of any Non-Ratable Loan outstanding; PROVIDED that no such Agent Advance or Non-Ratable Loan shall be taken into account in determining any Lender's Pro Rata Share.

          "LETTER OF CREDIT" has the meaning specified in SECTION 1.4(a).

          "LETTER OF CREDIT FEE" has the meaning specified in SECTION 2.6.

          "LETTER OF CREDIT ISSUER" means the Bank, any affiliate of the Bank or any other financial institution that issues any Letter of Credit pursuant to this Agreement.

          "LETTER OF CREDIT SUBFACILITY" means $40,000,000.

          "LIBOR INTEREST PAYMENT DATE" means, with respect to a LIBOR Rate Loan, the Termination Date and the last day of each Interest Period applicable to such Loan or, with respect to each Interest Period of greater than three months in duration, the last day of the third month of such Interest Period and the last day of such Interest Period.

          "LIBOR RATE" means, for any Interest Period, with respect to LIBOR Rate Loans, the rate of interest per annum determined pursuant to the following formula:

                          Offshore Base Rate
          LIBOR Rate  =   -----------------------------------------
                          1.00 - Eurodollar Reserve Percentage

          Where,

          "OFFSHORE BASE RATE" means the rate per annum appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; PROVIDED, HOWEVER, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. If for any reason none of the foregoing rates is available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum determined by Agent as the rate of interest at which dollar deposits in the approximate amount of the LIBOR Rate Loan comprising part of such Borrowing would be offered by the

     Bank's London Branch to major banks in the offshore dollar market at their request at or about 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period.

          "EURODOLLAR RESERVE PERCENTAGE" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day applicable to member banks under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Offshore Rate for each outstanding LIBOR Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

          "LIBOR RATE LOANS" means a Revolving Loan during any period in which it bears interest based on the LIBOR Rate.

          "LIEN" means: (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, hypothec, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; (b) to the extent not included under CLAUSE (a), (i) any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property and, (ii) any other lien, charge, privilege, secured claim, title retention, garnishment right, deemed trust, encumbrance or other right affecting property, choate or inchoate, arising by any statute, act of law of any jurisdiction at common law or in equity or by agreement; and (c) any contingent or other agreement to provide any of the foregoing.

          "LOAN ACCOUNT" means the loan account of the Borrower, which account shall be maintained by the Agent.

          "LOAN DOCUMENTS" means this Agreement, the Notes, the Security Instruments, the Facility Guaranty, the Blocked Account Agreements, the Senior
Note Intercreditor Agreement, and any other agreements, instruments, and documents heretofore, now or hereafter executed in connection therewith and evidencing, securing, guaranteeing or otherwise relating to the Obligations.

          "LOANS" means, collectively, all loans and advances provided for in
ARTICLE 1.

          "MARGIN STOCK" means "margin stock" as such term is defined in Regulation T, U or X of the Federal Reserve Board.

          "MATERIAL ADVERSE EFFECT" means (a) a material adverse effect upon the business, assets, liabilities (actual or contingent), condition (financial or otherwise), prospects or results of operations of the (i) Borrower or (ii) the Parent and its Subsidiaries taken as a whole; (b) a material impairment of the ability of any Credit Party to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality validity, binding effect or enforceability against any Credit Party of any Loan Document to which it is a party.

          "MATERIAL AGREEMENTS" has the meaning given to such term in SECTION 6.26.

          "MAXIMUM REVOLVER AMOUNT" means $70,000,000.

          "MORTGAGE" means, collectively (or individually as the context may indicate), each mortgage or deed of trust of a Credit Party substantially in the form of EXHIBIT H-1 delivered on the Closing Date or hereafter entered into in connection with this Agreement to secure (a) all Obligations now existing or hereafter arising and (b) if applicable, its obligations as a Guarantor under the Facility Guaranty, as from time to time modified, amended, supplemented or amended and restated.

          "MORTGAGED PROPERTY" means, collectively, (i) the real property improvements, fixtures and other items of real property related thereto, including the proceeds and products thereof, of the Borrowers and as more fully identified on SCHEDULE 1.2, and (ii) any of such property owned or acquired by any Borrower or any Subsidiary of the Borrower or the Parent.

          "MORTGAGE SUPPORT DOCUMENTS" means for each Mortgaged Property (i) the Title Policy pertaining thereto, (ii) as-built surveys, Phase I environmental assessments, flood hazard certifications and appraisals prepared by recognized experts in their respective fields selected by the Borrowers (or, in the case of the appraisals, the Agent) and reasonably acceptable to the Agent (or, in the case of the appraisals, the Borrower) and containing results satisfactory to the Agent in the Agent's Commercial Judgment, (iii) as to Mortgaged Property located in a flood hazard area, such flood hazard insurance as the Agent may require,
(iv) with respect to facilities leased or subleased to third parties, such lessees' estoppel, waiver and consent certificates and subordination, nondisturbance and attornment agreements as the Agent may reasonably require,
(v) such owner's or lessee's affidavits as the Agent may require in the Agent's Commercial Judgment, (vi) such opinions of local counsel with respect to the Mortgages as the Agent may require, and (viii) such other documentation as the Agent may reasonably require, in each case as shall be in form and substance reasonably acceptable to the Agent.

          "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by the Borrower or any ERISA Affiliate.

          "NET AMOUNT OF ELIGIBLE ACCOUNTS" means, at any time, the gross amount of Eligible Accounts less sales, excise or similar taxes, and less returns, discounts, claims, credits allowances, accrued rebates, offsets, deductions, counterclaims, disputes and other defenses of any nature at any time issued, owing, granted, outstanding, available or claimed.

          "NET PROCEEDS" has the meaning specified in SECTION 3.5(a).

          "NON-RATABLE LOAN" and "NON-RATABLE LOANS" have the meanings specified in SECTION 1.2(h).

          "NOTES" means Revolving Loan Notes.

          "NOTICE OF BORROWING" has the meaning specified in SECTION 1.2(b).

          "NOTICE OF CONTINUATION/CONVERSION" has the meaning specified in
SECTION 2.2(b).

          "OBLIGATIONS" means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by the Borrower to the Agent and/or any Lender, arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to the Borrower hereunder or under any of the other Loan Documents. "Obligations" includes, without limitation, (a) all debts, liabilities, and obligations now or hereafter arising from or in connection with the Letters of Credit and (b) all debts, liabilities and obligations now or hereafter arising from or in connection with Bank Products unless the agreement governing such Bank Products provides that such debts, liabilities and obligations shall not be treated as Obligations hereunder.

          "OTHER TAXES" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

          "PARENT" means ACG Holdings, Inc., a Delaware corporation.

          "PARTICIPANT" means any Person who shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

          "PAYMENT ACCOUNT" means each bank account established pursuant to the Security Agreement, to which the proceeds of Accounts and other Collateral are deposited or credited, and which is maintained in the name of the Agent or the Borrower, as the Agent may determine, with a financial institution acceptable to the Agent and subject to a Blocked Account Agreement.

          "PBA" means the Pensions Benefit Act of Ontario and all regulations thereunder as amended from time to time and any successor legislation.

          "PBGC" means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.

          "PENDING REVOLVING LOANS" means, at any time, the aggregate principal amount of all Revolving Loans requested in any Notice of Borrowing received by the Agent which have not yet been advanced.

          "PENSION PLAN" means a pension plan (as defined in Section 3(2) of ERISA or the applicable laws of any other jurisdiction including the PBA) subject to Title IV of ERISA or the applicable laws of any other jurisdiction including the PBA which the Borrower sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or has made contributions at any time during the immediately preceding five (5) plan years.

          "PERMITTED AFFILIATE TRANSACTIONS" shall mean (i) reasonable and customary fees, compensation, indemnity payments and benefits paid to officers, directors, employees or consultants of the Borrower or any of its Subsidiaries or their respective Affiliates for services rendered to the

Borrower or any such Subsidiary in the ordinary course of business consistent with past practices; (ii) transfers of goods and services by or among the Borrower and its Subsidiaries in the ordinary course of business on fair and reasonable terms; (iii) transactions permitted under SECTION 7.10; (iv) transactions pursuant to the Tax Sharing Agreement; (v) the 2003 Recapitalization; (vi) the grant or sale of shares, or options to purchase shares, of common stock of the Parent to directors, officers, and certain other key employees of the Parent and its Subsidiaries; and (vii) any other transaction or series of transactions the terms and conditions of which are substantially as favorable (or more favorable) to Parent or such Subsidiary as would be obtainable by Parent or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate.

          "PERMITTED DISTRIBUTION" means a Distribution made by the Borrower or the Parent on or after the date on which the financial statements required by
SECTION 5.2 for the fiscal quarter ended December 31, 2003 have been delivered to the Agent; provided that (a) no Default or Event of Default shall exist immediately prior to or immediately after giving effect to such Distribution,
(b) the Fixed Charge Coverage Ratio shall be no less than 1.00 to 1.00 (i) for the two-fiscal quarter period ended December 31, 2003 (taken together as one accounting period) for any Distribution made during the period between delivery of financial statements for the fiscal quarter ended December 31, 2003, and the delivery of financial statements for the fiscal quarter ended March 31, 2004,
(ii) for the three-fiscal quarter period ended March 31, 2004 (taken together as one accounting period) for any Distribution made during the period between delivery of financial statements for the fiscal quarter ended March 31, 2004, and the delivery of financial statements for the fiscal quarter ended June 30, 2004, and (iii) for the Four Quarter Period ended most recently prior to such Distribution for which the financial statements have been delivered to the Agent pursuant to SECTION 5.2 at any time after delivery of financial statements for the fiscal quarter ended September 30, 2004, (c) Availability immediately prior to and immediately after giving effect to such Distribution shall be greater than $15,000,000 and (d) the aggregate amount of all such Distributions shall not exceed 50% of the aggregate amount of the Adjusted Net Earnings from Operations (or, if the Adjusted Net Earnings from Operations is a loss, minus 100% of the amount of such loss) accrued on a cumulative basis during the period (taken as one accounting period) beginning on the first day of the fiscal quarter in which the Closing Date occurs and ending on the last day of the last fiscal quarter preceding the date of such Distribution for which financial statements have been filed with the SEC or provided to the Agent and Lenders pursuant to SECTION 5.2(a) or (b).

          "PERMITTED HOLDERS" means, collectively, The Morgan Stanley Leveraged Equity Fund II, L.P., a Delaware limited partnership, Morgan Stanley Capital Partners III, L.P., a Delaware limited partnership, Morgan Stanley Capital Investors, L.P., a Delaware limited partnership, and MSCP III 892 Investors, L.P., a Delaware limited partnership, and the other investors, including the officers and directors of the Borrower or the Parent, who beneficially own voting stock of the Parent on the Closing Date after giving effect to the 2003 Recapitalization or, upon the death of any such individual investor, such individual investor's executors, administrators, testamentary trustees, heirs, legatees or beneficiaries.

          "PERMITTED LIENS" means:

          (a) Liens for taxes not delinquent or statutory Liens for taxes in an amount not to exceed $500,000 provided that the payment of such taxes which are due and payable is being contested in good faith and by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established on Borrower's books and records and a stay of enforcement of any such Lien is in effect or, if not in effect, the time period for obtaining a stay has not elapsed and the Borrower is diligently pursuing such a stay;

          (b)   the Agent's Liens;

          (c) Liens consisting of deposits made in the ordinary course of business in connection with, or to secure payment of, obligations under worker's compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of Debt) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of Debt) or to secure statutory obligations (other than liens arising under ERISA, the PBA or Environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;

          (d) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, PROVIDED that if any such Lien arises from the nonpayment of such claims or demand when due, such claims or demands do not exceed $500,000 in the aggregate and are being contested in good faith and by appropriate proceedings diligently pursued;

          (e) Liens constituting encumbrances in the nature of reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate; PROVIDED that any such Liens which did not exist on the Closing Date do not in the aggregate materially detract from the value of the Real Estate or materially interfere with its use in the ordinary conduct of the Borrower's business; and

          (f) Liens arising from judgments and attachments in connection with court proceedings provided that the attachment or enforcement of such Liens would not result in an Event of Default hereunder and such Liens are being contested in good faith by appropriate proceedings, adequate reserves have been set aside and no material Property is subject to a material risk of loss or forfeiture and the claims in respect of such Liens are fully covered by insurance (subject to ordinary and customary deductibles) and a stay of execution pending appeal or proceeding for review is in effect.

          (g) Liens of lessors arising from operating leases and precautionary UCC financing statement filings made in respect thereof.

          "PERMITTED PREPAYMENT" means a prepayment of Debt made by the Borrower on or after the date on which the financial statements required by SECTION 5.2 for the fiscal quarter ended December 31, 2003 have been delivered to the Agent; provided that (a) no Default or Event of Default shall exist immediately prior to or immediately after giving effect to such prepayment, (b) the Fixed Charge Coverage Ratio shall be no less than 1.00 to 1.00 (i) for the two-fiscal quarter period ended December 31, 2003 (taken together as one accounting period) for any prepayment made during the period between delivery of financial statements for the fiscal quarter ended December 31, 2003, and the delivery of financial statements for the fiscal quarter ended March 31, 2004, (ii) for the three-fiscal quarter period ended March 31, 2004 (taken together as one accounting period) for any prepayment made during the period between delivery of financial statements for the fiscal quarter ended March 31, 2004, and the delivery of financial statements for the fiscal quarter ended June 30, 2004, and
(iii) for the Four Quarter Period ended most recently prior to such prepayment for which the financial statements have been delivered to the Agent pursuant to
SECTION 5.2 at any time after
delivery of financial statements for the fiscal quarter ended September 30, 2004, and (c) Availability prior to and after giving effect to such prepayment shall be (i) for any prepayment made prior to March 31, 2004, greater than $20,000,000 and (ii) for any prepayment made thereafter, greater than $18,000,000.

          "PERSON" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

          "PLAN" means an employee benefit plan (as defined in Section 3(3) of ERISA or the applicable laws of any other jurisdiction) which the Borrower sponsors or maintains or to which the Borrower makes, is making, or is obligated to make contributions and includes any Pension Plan.

          "PLEDGE AGREEMENTS" means the Pledge Agreement dated as of the date hereof by the Borrower and the Parent to the Agent in Form of EXHIBIT I hereto and each other pledge or similar agreement delivered pursuant to the terms of the Loan Documents, each as hereafter modified, amended or supplemented from time to time.

          "PPSA" means the Personal Property Security Act of Ontario (or any successor statute) or similar legislation (including, without limitation, the Civil Code of Quebec) of any other jurisdiction the laws of which are required by such legislation to be applied in connection with the issue, perfection, enforcement, validity or effect of security interests.

          "PRIORITY PAYABLE RESERVES" means any reserve that the Agent may from time to time establish (in its sole discretion) with respect to the Borrower to cover any amount payable by the Borrower which is secured by a Lien in favor of a Governmental Authority in Canada which would rank or would be capable of ranking prior or pari passu with the Agent's Liens on any Accounts of such Borrower, including amounts owing for wages, vacation pay, severance pay, employee deductions, sales tax, excise tax, tax payable pursuant to Part IX of the Excise Tax Act (Canada) (net of GST input credits) or similar applicable provincial legislation, income tax, workers compensation, government royalties, pension fund obligations, overdue rents, and other statutory or other claims that would have or might have priority over any existing or hereafter arising Agent's Liens.

          "PROPRIETARY RIGHTS" means all of each Credit Party's now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, including those patents, trademarks, service marks, trade names and copyrights set forth on SCHEDULE 6.12 hereto, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

          "PRO RATA SHARE" means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the sum of the amounts of all of the Lenders' Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations owed to such Lender and the denominator of which is the aggregate amount of the Obligations owed to the Lenders, in each case giving effect to a Lender's participation in Non-Ratable Loans and Agent Advances.

          "PROVIDING LENDER" has the meaning given to such term in SECTION 1.5.

          "REAL ESTATE" means all of any Credit Party's now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds and future interests, together with all of such Credit Party's now or hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto and the easements appurtenant thereto.

          "RELEASE" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Real Estate or other property.

          "REPORTABLE EVENT" means, any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

          "REQUIRED LENDERS" means at any time Lenders whose Pro Rata Shares aggregate more than 50% of the aggregate of all Lenders' Pro Rata Shares.

          "REQUIREMENT OF LAW" means, as to any Person, any law (statutory or common), treaty, rule, order, regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

          "RESERVES" means Bank Product Reserves, the Fixed Fee Contract Reserve, Environmental Compliance Reserves and other reserves that limit the availability of credit hereunder, consisting of reserves against Availability, Net Amount of Eligible Accounts or Eligible Inventory, established by Agent from time to time in Agent's Commercial Judgment. Without limiting the generality of the foregoing, establishing reserves for any of the following shall be deemed to be a reasonable exercise of Agent's Commercial Judgment: (a) accrued, unpaid interest on the Obligations, (b) rent at leased locations subject to statutory or contractual landlord liens, (c) Inventory shrinkage, (d) customs charges, (e) dilution, (f) warehousemen's or bailees' charges and (g) Eligible Unbilled Accounts, and (h) Priority Payable Reserves.

          "RESPONSIBLE OFFICER" means the chief executive officer or the president of the Borrower, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants and the preparation of the Borrowing Base Certificate, the chief financial officer or the treasurer of the Borrower, or any other officer having substantially the same authority and responsibility.

          "RESTRICTED INVESTMENT" means, as to the Borrower, any acquisition of property by the Borrower in exchange for cash or other property, whether in the form of an acquisition of stock, debt, or other indebtedness or obligation, or the purchase or acquisition of any other property, or a loan, advance, capital contribution, or subscription, except the following: (a) acquisitions of Equipment to be used in the business of the Borrower so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder; (b) acquisitions of Inventory in the ordinary course of business of the Borrower;
(c) acquisitions of current assets acquired in the ordinary course of business of the Borrower; (d) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, PROVIDED that such obligations mature within one year from the date of acquisition thereof; (e) acquisitions of certificates of deposit maturing within one year from the date of acquisition, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States of America or Canada or any state or province thereof having capital and surplus aggregating at least $100,000,000; (f) acquisitions of commercial paper given a rating of "A2" or better by Standard & Poor's Corporation or "P2" or better by Moody's Investors Service, Inc. and maturing not more than 90 days from the date of creation thereof; (g) repurchase agreements with parties described in clause (e) above or other parties reasonably acceptable to the Agent, in each case with a term of not more than 30 days; (h) Hedge Agreements; (i) shares of money market mutual or similar funds which invest substantially all their assets in assets satisfying the requirements of clauses (d) through (g) above; and (j) investments held as of the date hereof listed on SCHEDULE 1.3.

          "REVOLVING LOANS" has the meaning specified in SECTION 1.2 and includes each Agent Advance and Non-Ratable Loan.

          "REVOLVING LOAN NOTE" and "REVOLVING LOAN NOTES" have the meanings specified in SECTION 1.2(a)(ii).

          "SEC" means the Securities and Exchange Commission, or any other Governmental Authority succeeding to any of its principal functions.

          "SECURITIES ACCOUNT CONTROL AGREEMENT" means that certain Securities Account Control Agreement dated as of the date hereof by and among the Borrower, the Agent and Bank of America, as account holder, as amended, restated or supplemented from time to time.

          "SECURITY AGREEMENT" means the Security Agreement dated as of the date hereof by the Borrower and the Parent to the Agent in Form of EXHIBIT J hereto, and each other security agreement delivered pursuant to the terms of the Loan Documents, each as hereafter modified, amended or supplemented from time to time.

          "SECURITY INSTRUMENTS" means, collectively, the Security Agreement, the Pledge Agreement, the Canadian Security Agreement, the Blocked Account Agreements, the Securities Account Control Agreement, the Mortgages, the Leasehold Mortgages, the Lease Related Documents, the Mortgage Support Documents, and all other agreements (including control agreements), instruments and other documents, whether now existing or hereafter in effect, pursuant to which the Borrower or the Guarantor or other Person shall grant or convey to the Agent or the Lenders a Lien in, or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations or any other obligation under any Loan Document, as any of them may be amended, modified or supplemented from time to time.

          "SENIOR NOTE INDENTURE" means that certain Indenture dated July 3, 2003 by and among the Borrower, the Parent and The Bank of New York, as trustee, providing for the issuance of the Senior Notes, as amended, supplemented or amended and restated from time to time.

          "SENIOR NOTE INTERCREDITOR AGREEMENT" means that certain Intercreditor Agreement dated as of the Closing Date by and among the Agent, The Bank of New York, as trustee under the Senior Note Indenture, and the Borrower.

          "SENIOR NOTES" means the 10% Senior Second Secured Notes due 2010 issued by the Borrower pursuant to the Senior Note Indenture in an aggregate original principal amount of $280,000,000.

          "SETTLEMENT" and "SETTLEMENT DATE" have the meanings specified in
SECTION 12.15(a)(ii).

          "SOLVENT" means, when used with respect to any Person, that at the time of determination:

          (a) the present fair saleable value of its assets (which may be determined on a different basis from the Appraisal Value) is greater than its probable liability on its existing debts as such debts become absolute and matured; and

          (b) it is then able and expects to be able to pay its debts (including contingent debts and other commitments) as they mature; and

          (c) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

          For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "STATED TERMINATION DATE" means July 3, 2008.

          "SUBSIDIARY" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Parent.

          "SYLACAUGA IRB" means that certain Industrial Revenue Bond financing with the Industrial Development Board of the City of Sylacauga, Alabama (the "Board") pursuant to that certain Mortgage and Indenture of Trust dated September 1, 1985 between the Board and Amsouth Bank, National Association, as trustee, pursuant to which the Borrower has purchased certain bonds issued by the Authority, of which approximately $29,000,000 is outstanding as of the Closing Date). The proceeds of the Bonds were used by the Board to make certain improvements to real property at the Borrower's Sylacauga plant and purchase certain equipment used at the Sylacauga plant, all of which are leased from the Board by the Borrower pursuant to that certain Lease Agreement dated September 1, 1985 between the Authority and Southeastern Commercial Printing Corporation, a predecessor corporation of the Borrower.

          "TAX SHARING AGREEMENT" means that certain Amended and Restated Tax Allocation Agreement dated as of August 15, 1995, by and between the Parent and the Borrower.

          "TAXES" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, such taxes (including income taxes, branch taxes and/or franchise taxes) as are imposed on or measured by the Agent's or each Lender's net income in any the jurisdiction (whether federal, state or local and including any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized, maintains a lending office or is doing business other than by reason of this Agreement or any other Loan Document, and excluding any penalties, interest, additions to tax and expenses resulting from the gross negligence of any of the Lenders or the Agent.

          "TERMINATION DATE" means the earliest to occur of (i) the Stated Termination Date, (ii) the date the Total Facility is terminated either by the Borrower pursuant to SECTION 3.2 or by the Required Lenders pursuant to SECTION 9.2, and (iii) the date this Agreement is otherwise terminated for any reason whatsoever pursuant to the terms of this Agreement.

          "TERMINATION EVENT" means (a) the whole or partial withdrawal of the Borrower or any Subsidiary from a Plan during a plan year; or (b) the filing of a notice of interest to terminate in whole or in part a Plan or the treatment of a Plan amendment as a termination of partial termination; or (c) the institution of proceedings by any Governmental Authority to terminate in whole or in part or have a trustee appointed to administer a Plan; or (d) any other event or condition which might constitute grounds for the termination of, winding up or partial termination or winding up or the appointment of any trustee to administer, any Plan.

          "TITLE POLICY" means each ALTA title insurance policy issued with respect to each Mortgaged Property in form and substance acceptable to the Agent and the Lenders and containing such endorsements as the Agent and the Lenders may require.

          "TOTAL FACILITY" has the meaning specified in SECTION 1.1.

          "2003 RECAPITALIZATION" has the meaning assigned thereto in the Offering Memorandum dated June 19, 2003, for the Senior Notes.

          "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests; PROVIDED, that to the extent that the UCC is used to define any term herein or in any other documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

          "UNFUNDED PENSION LIABILITY" means the excess of a Plan's benefit liabilities, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to
Section 412 of the Code or the PBA or other applicable laws of any jurisdiction for the applicable plan year and includes in the case of any Plan regulated or governed by the PBA or applicable laws of any jurisdiction, any unfunded liability or solvency deficiency as determined under the PBA or other applicable laws.

          "UNUSED LETTER OF CREDIT SUBFACILITY" means an amount equal to $40,000,000 MINUS the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit PLUS, without duplication, (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.

          "UNUSED LINE FEE" has the meaning specified in SECTION 2.5.

          ACCOUNTING TERMS. Any accounting term used in the Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations in the Agreement shall be computed, unless otherwise specifically provided therein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.

          INTERPRETIVE PROVISIONS. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

          (b) The words "hereof," "herein," "hereunder" and similar words refer to the Agreement as a whole and not to any particular provision of the Agreement; and Subsection, Section, Schedule and Exhibit references are to the Agreement unless otherwise specified.

          (c)   (i)   The term "documents" includes any and all instruments,
     documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                (ii) The term "including" is not limiting and means "including without limitation."

                (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

                (iv)  The word "or" is not exclusive.

          (d) Unless otherwise expressly provided herein, (i) references to agreements (including the Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (e) The captions and headings of the Agreement and other Loan Documents are for convenience of reference only and shall not affect the interpretation of the Agreement.

          (f) The Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

          (g) For purposes of SECTION 9.1, a breach of a financial covenant contained in SECTIONS 7.22 OR 7.23 shall be deemed to have occurred as of any date of determination thereof by the Agent or as of the last day of any specified measuring period, regardless of when the Financial Statements reflecting such breach are delivered to the Agent.

          (h) The Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Borrower and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent's or Lenders' involvement in their preparation.

                                    EXHIBIT A

                           FORM OF REVOLVING LOAN NOTE

                                    EXHIBIT B

                       FORM OF BORROWING BASE CERTIFICATE

                                    EXHIBIT C

                              FINANCIAL STATEMENTS

                                    EXHIBIT D

                               NOTICE OF BORROWING

Date: ______________, 200_

To: Bank of America, N.A. as Agent for the Lenders who are parties to the Credit Agreement dated as of ___________, 2003 (as extended, renewed, amended or restated from time to time, the "CREDIT AGREEMENT") among American Color Graphics, Inc., certain Lenders which are signatories thereto and Bank of America, N.A., as Agent

Ladies and Gentlemen:

          The undersigned, American Color Graphics, Inc. (the "BORROWER"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the Borrowing specified below:

          1.    The Business Day of the proposed Borrowing is _______________,
                200__.

          2. The aggregate amount of the proposed Borrowing is $_______________.

          3. The Borrowing is to be comprised of $_______________ of Base Rate and $_______________ of LIBOR Rate Loans.

          4. The duration of the Interest Period for the LIBOR Rate Loans, if any, included in the Borrowing shall be _____ months.

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

          (a) The representations and warranties of the Borrower contained in the Credit Agreement are true and correct as though made on and as of such date;

          (b) No Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and

          (c) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans PLUS the aggregate amount available for drawing under all outstanding Letters of Credit, to exceed the Borrowing Base or the combined Commitments of the Lenders.

                                             AMERICAN COLOR GRAPHICS, INC.

                                             By:
                                                      --------------------------
                                             Title:
                                                      --------------------------

                                    EXHIBIT E

                        NOTICE OF CONTINUATION/CONVERSION

Date:  _______________, 200__

To: Bank of America, N.A. as Agent for the Lenders to the Credit Agreement dated as of _______________, 2003 (as extended, renewed, amended or restated from time to time, the "CREDIT AGREEMENT") among American Color Graphics, Inc., certain Lenders which are signatories thereto and Bank of America, N.A., as Agent

Ladies and Gentlemen:

          The undersigned, American Color Graphics, Inc. (the "BORROWER"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the [conversion] [continuation] of the Loans specified herein, that:

          1.    The Continuation/Conversion Date is _______________, 200__.

          2. The aggregate amount of the Loans to be [converted] [continued] is $_______________.

          3. The Loans are to be [converted into] [continued as] [LIBOR Rate] [Base Rate] Loans.

          4. The duration of the Interest Period for the LIBOR Rate Loans included in the [conversion] [continuation] shall be _____ months.

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed
Continuation/Conversion Date, before and after giving effect thereto and to the application of the proceeds therefrom:

          (a) The representations and warranties of the Borrower contained in the Credit Agreement are true and correct as though made on and as of such date;

          (b) No Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; and

          (c) The proposed conversion-continuation will not cause the aggregate principal amount of all outstanding Revolving Loans PLUS the aggregate amount available for drawing under all outstanding Letters of Credit to exceed the Borrowing Base or the combined Commitments of the Lenders.

                                             AMERICAN COLOR GRAPHICS, INC.

                                             By:
                                                      --------------------------
                                             Title:
                                                      --------------------------

                                    EXHIBIT F

                  [FORM OF] ASSIGNMENT AND ACCEPTANCE AGREEMENT

          This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "ASSIGNMENT AND ACCEPTANCE") dated as of ____________________, 200_ is made between ______________________________ (the "ASSIGNOR") and __________________________
(the "Assignee").

RECITALS

          WHEREAS, the Assignor is party to that certain Credit Agreement dated as of _____________, 2003 (as amended, amended and restated, modified, supplemented or renewed, the "CREDIT AGREEMENT") among American Color Graphics, Inc., a[n] ______________ corporation (the "BORROWER"), the several financial institutions from time to time party thereto (including the Assignor, the "LENDERS"), and Bank of America, N. A., as agent for the Lenders (the "AGENT"). Any terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

          WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making Loans (the "COMMITTED LOANS") to the Borrower in an aggregate amount not to exceed $__________ (the "COMMITMENT");

          WHEREAS, the Assignor has made Committed Loans in the aggregate principal amount of $__________ to the Borrower

          WHEREAS, [the Assignor has acquired a participation in its pro rata share of the Lenders' liabilities under Letters of Credit in an aggregate principal amount of $____________ (the "L/C OBLIGATIONS")] [no Letters of Credit are outstanding under the Credit Agreement]; and

          WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, together with a corresponding portion of each of its outstanding Committed Loans and L/C Obligations, in an amount equal to $__________ (the "ASSIGNED AMOUNT") on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     1.   ASSIGNMENT AND ACCEPTANCE.

          (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) __% (the "ASSIGNEE'S PERCENTAGE SHARE") of (A) the Commitment, the Committed Loans and the L/C Obligations of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

          (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; PROVIDED, HOWEVER, the Assignor shall not relinquish its rights under Sections __ and __ of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

          (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $__________.

          (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $__________.

     2.   PAYMENTS.

          (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $__________, representing the Assignee's Pro Rata Share of the principal amount of all Committed Loans.

          (b) The Assignee further agrees to pay to the Agent a processing fee in the amount specified in Section 11.2(a) of the Credit Agreement.

     3.   REALLOCATION OF PAYMENTS.

          Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment, and Committed Loans and L/C Obligations shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

     4.   INDEPENDENT CREDIT DECISION.

          The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements of the Borrower, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

     5.   EFFECTIVE DATE; NOTICES.

          (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be __________, 200_ (the "EFFECTIVE DATE"); PROVIDED that the following conditions precedent have been satisfied on or before the Effective Date:

                (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

                [(ii) the consent of the Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;]

                (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

                [(iv) the Assignee shall have complied with Section 11.2 of the Credit Agreement (if applicable);]

                (v) the processing fee referred to in Section 2(b) hereof and in Section 11.2(a) of the Credit Agreement shall have been paid to the Agent;

                (vi) the Borrower shall have consented to such assignment in accordance with the definition of the term "Eligible Assignee;" and

          (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Borrower and the Agent for acknowledgment by the Agent, a Notice of Assignment in the form attached hereto as SCHEDULE 1.

     6.   [AGENT. [INCLUDE ONLY IF ASSIGNOR IS AGENT]

          (a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Credit Agreement.

          (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.]

     7.   WITHHOLDING TAX.

          The Assignee (a) represents and warrants to the Lender, the Agent and the Borrower that under applicable law and treaties no tax will be required to be withheld by the Agent or the Borrower with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Borrower prior to the time that the Agent or Borrower is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-8ECI or U.S. Internal Revenue Service Form W-8BEN (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms W-8ECI or W-8BEN upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

     8.   REPRESENTATIONS AND WARRANTIES.

          (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

          (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrower, or the performance or observance by the Borrower, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

          (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; [and (iv) it is an Eligible Assignee.]

     9.   FURTHER ASSURANCES.

          The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Borrower or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

     10.  MISCELLANEOUS.

          (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

          (b) All payments made hereunder shall be made without any set-off or counterclaim.

          (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

          (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in the Borough of Manhattan, City of New York, over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

          (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

          IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                                             [ASSIGNOR]


                                             By:
                                                 -------------------------------
                                             Title:
                                                    ----------------------------

                                             Address:
                                                      --------------------------


                                             [ASSIGNEE]

                                             By:
                                                 -------------------------------
                                             Title:
                                                    ----------------------------
                                             Address:
                                                      --------------------------


Consented to this __ day of _______,
20__:

American Color Graphics, Inc.


By:
   ---------------------------
Name:
      ------------------------
Title:
       -----------------------

                                   SCHEDULE 1
                                       to
                            ASSIGNMENT AND ACCEPTANCE

                       NOTICE OF ASSIGNMENT AND ACCEPTANCE

_______________, 200_

Bank of America, N.A

________________________
________________________

Attn: __________________

Re:  [Name and Address of Borrower]

Ladies and Gentlemen:

          We refer to the Credit Agreement dated as of _________, 2003 (as amended, amended and restated, modified, supplemented or renewed from time to time the "CREDIT AGREEMENT") among American Color Graphics, Inc. (the "BORROWER"), the Lenders referred to therein and Bank of America, N. A., as agent for the Lenders (the "AGENT"). Terms defined in the Credit Agreement are used herein as therein defined.

          1. We hereby give you notice of, and request your consent to, the assignment by __________________ (the "ASSIGNOR") to _______________ (the
"ASSIGNEE") of _____% of the right, title and interest of the Assignor in and to the Credit Agreement (including the right, title and interest of the Assignor in and to the Commitments of the Assignor, all outstanding Loans made by the Assignor and the Assignor's participation in the Letters of Credit pursuant to the Assignment and Acceptance Agreement attached hereto (the "ASSIGNMENT AND ACCEPTANCE"). We understand and agree that the Assignor's Commitment, as of _______________, 200__, is $___________, the aggregate amount of its outstanding Loans is $_____________, and its participation in L/C Obligations is $_____________.

          2. The Assignee agrees that, upon receiving the consent of the Agent and, if applicable, the Borrower to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.

          3.    The following administrative details apply to the Assignee:

                (A)   Notice Address:

                      Assignee name:  ____________________________
                      Address:      ______________________________
                                    ______________________________
                                    ______________________________
                      Attention:    ______________________________

                      Telephone:  (___)___________________________
                      Telecopier: (___)___________________________
                      Telex (Answerback):_________________________

                (B)   Payment Instructions:

                      Account No.:________________________________
                              At:_________________________________
                                 _________________________________
                                _________________________________
                      Reference: _________________________________
                      Attention: _________________________________

          4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

          IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                                             Very truly yours,

                                             [NAME OF ASSIGNOR]


                                             By:
                                                     ---------------------------
                                             Title:
                                                     ---------------------------


                                             [NAME OF ASSIGNEE]


                                             By:
                                                     ---------------------------
                                             Title:
                                                     ---------------------------


ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:

Bank of America, N. A.
as Agent


By:
        ------------------------------
Title:
        ------------------------------